Filed Pursuant to Rule 497
                                                    Registration No. 333-200618



PROSPECTUS SUPPLEMENT
(To Prospectus dated February 19, 2015)


         FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
                         UP TO 1,400,000 COMMON SHARES

      First Trust Specialty Finance and Financial Opportunities Fund (the "Fund") has entered into a sales agreement (the "sales agreement") with JonesTrading Institutional Services LLC ("JonesTrading") relating to the Fund's common shares of beneficial interest, par value $0.01 per share, offered by this prospectus supplement and the accompanying prospectus ("Common Shares"). In accordance with the terms of the sales agreement, the Fund may offer and sell up to 1,400,000 Common Shares from time to time through JonesTrading as our agent for the offer and sale of the Common Shares.

      The Fund is a non-diversified, closed-end management investment company which commenced investment operations in May 2007. The Fund's primary investment objective is to seek a high level current income. The Fund seeks attractive total return as a secondary objective.

      The Common Shares offered in this prospectus supplement will be, subject to notice of issuance, listed on the New York Stock Exchange ("NYSE") under the trading or "ticker" symbol "FGB." The net asset value of the Fund's common shares on February 6, 2015 was $7.48 and the last sale price of the common shares on the NYSE on such date was $7.60.

      Sales of the Common Shares, if any, under this prospectus supplement and the accompanying prospectus may be made in negotiated transactions or transactions that are deemed to be "at the market" as defined in Rule 415 under the Securities Act of 1933, as amended (the "1933 Act"), including sales made directly on the New York Stock Exchange or sales made to or through a market maker other than on an exchange.

      JonesTrading will be entitled to compensation of between 100 to 300 basis points of the gross sales price per share for any Common Shares sold under the sales agreement, with the exact amount of such compensation to be mutually agreed upon by the Fund and JonesTrading from time to time. In connection with the sale of the Common Shares on our behalf, JonesTrading may be deemed to be an "underwriter" within the meaning of the 1933 Act and the compensation of JonesTrading may be deemed to be underwriting commissions or discounts.

      INVESTING IN OUR SECURITIES INVOLVES CERTAIN RISKS. YOU COULD LOSE SOME OR ALL OF YOUR INVESTMENT. SEE "RISKS" BEGINNING ON PAGE S-8 OF THIS PROSPECTUS SUPPLEMENT AND PAGE 37 OF THE ACCOMPANYING PROSPECTUS. YOU SHOULD CONSIDER CAREFULLY THESE RISKS TOGETHER WITH ALL OF THE OTHER INFORMATION CONTAINED IN THIS PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS BEFORE MAKING A DECISION TO PURCHASE OUR SECURITIES.

      NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS SUPPLEMENT OR THE ACCOMPANYING PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                 JONES TRADING
                                CAPITAL MARKETS


                 Prospectus Supplement dated February 23, 2015

      This prospectus supplement, together with the accompanying prospectus and the SAI (as defined below), sets forth concisely the information that you should know before investing. You should read the prospectus supplement and accompanying prospectus, which contains important information about the Fund, before deciding whether to invest in the Common Shares, and retain these documents for future reference. The Statement of Additional Information (the "SAI"), dated February 19, 2015, containing additional information about the Fund, has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference in its entirety into this prospectus supplement and the accompanying prospectus. This prospectus supplement, the accompanying prospectus and the SAI are part of a "shelf" registration statement on Form N-2 (the "Registration Statement") that the Fund filed with the SEC. This prospectus supplement describes the specific details regarding this offering, including the method of distribution. If information in this prospectus supplement is inconsistent with the accompanying prospectus or the SAI, you should rely on this prospectus supplement. You may request a free copy of the SAI, the table of contents of which is on page 63 of the prospectus, annual and semi-annual reports to shareholders, and other information about the Fund, and make shareholder inquiries by calling (800) 988-5891, by writing to the Fund or from the Fund's or the Advisor's (as defined herein) website (http://www.ftportfolios.com). Please note that the information contained in the Fund's or the Advisor's website, whether currently posted or posted in the future, is not part of the prospectus or the documents incorporated by reference in this prospectus supplement and the accompanying prospectus. You also may obtain a copy of the SAI (and other information regarding the Fund) from the SEC's website (http://www.sec.gov).

      The Fund's securities do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.



             CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS

      This prospectus supplement, the accompanying prospectus and the SAI, including documents incorporated by reference herein and therein, contain "forward-looking statements." Forward-looking statements can be identified by the words "may," "will," "intend," "expect," "estimate," "continue," "plan," "anticipate," and similar terms and the negative of such terms. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Fund's actual results are the performance of the portfolio of securities held by the Fund, the conditions in the U.S. and international financial and other markets, the price at which the Fund's common shares will trade in the public markets and other factors discussed in this prospectus supplement, the accompanying prospectus and the SAI, and in the Fund's periodic filings with the SEC.

      Although the Fund believes that the expectations expressed in these forward-looking statements are reasonable, actual results could differ materially from those expressed or implied in the forward-looking statements. The Fund's future financial condition and results of operations, as well as any forward-looking statements, are subject to change and are subject to inherent risks and uncertainties, such as those disclosed in the "Risks" sections of this prospectus supplement and the accompanying prospectus. You are cautioned not to place undue reliance on these forward-looking statements. All forward-looking statements contained or incorporated by reference in this prospectus supplement or the accompanying prospectus are made as of the date of this prospectus supplement or the accompanying prospectus, as the case may be. Except for the Fund's ongoing obligations under the federal securities laws, the Fund does not intend, and the Fund undertakes no obligation, to update any forward-looking statement. The forward-looking statements contained in this prospectus supplement, the accompanying prospectus and the SAI are excluded from the safe harbor protection provided by Section 27A of the 1933 Act.

      Currently known risk factors that could cause actual results to differ materially from the Fund's expectations include, but are not limited to, the factors described in the "Risks" sections of this prospectus supplement and the accompanying prospectus. The Fund urges you to review carefully those sections for a more detailed discussion of the risks of an investment in the Fund's securities.

                               TABLE OF CONTENTS


                             PROSPECTUS SUPPLEMENT

PROSPECTUS SUPPLEMENT SUMMARY...............................................S-1
CAPITALIZATION..............................................................S-4
SUMMARY OF FUND EXPENSES....................................................S-5
MARKET AND NET ASSET VALUE INFORMATION......................................S-7
USE OF PROCEEDS.............................................................S-8
RISKS.......................................................................S-8
PLAN OF DISTRIBUTION........................................................S-8
LEGAL MATTERS...............................................................S-9
EXPERTS.....................................................................S-9
AVAILABLE INFORMATION.......................................................S-9


                                   PROSPECTUS

PROSPECTUS SUMMARY..........................................................  1
SUMMARY OF FUND EXPENSES.................................................... 22
FINANCIAL HIGHLIGHTS........................................................ 24
MARKET AND NET ASSET VALUE INFORMATION...................................... 26
THE FUND.................................................................... 28
USE OF PROCEEDS............................................................. 28
THE FUND'S INVESTMENTS...................................................... 28
USE OF FINANCIAL LEVERAGE................................................... 34
RISKS....................................................................... 37
MANAGEMENT OF THE FUND...................................................... 47
NET ASSET VALUE............................................................. 49
DISTRIBUTIONS............................................................... 50
DIVIDEND REINVESTMENT PLAN.................................................. 51
PLAN OF DISTRIBUTION........................................................ 51
DESCRIPTION OF SHARES....................................................... 54
CERTAIN PROVISIONS IN THE DECLARATION OF TRUST AND BY-LAWS.................. 56
STRUCTURE OF THE FUND; COMMON SHARE REPURCHASES AND CONVERSION TO
     OPEN-END FUND...........................................................58
FEDERAL TAX MATTERS......................................................... 59
CORPORATE FINANCE SERVICES AND CONSULTING FEE............................... 61
CUSTODIAN, ADMINISTRATOR AND TRANSFER AGENT................................. 62
LEGAL OPINIONS.............................................................. 62
TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION............... 63


     YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS IN MAKING YOUR INVESTMENT DECISION. THE FUND HAS NOT AUTHORIZED ANY PERSON TO PROVIDE YOU WITH DIFFERENT OR INCONSISTENT INFORMATION. IF ANYONE PROVIDES YOU WITH DIFFERENT OR INCONSISTENT INFORMATION, YOU SHOULD NOT RELY ON IT. THIS PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS DO NOT CONSTITUTE AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED. THE INFORMATION APPEARING IN THIS PROSPECTUS SUPPLEMENT AND IN THE ACCOMPANYING PROSPECTUS IS ACCURATE ONLY AS OF THE DATES ON THEIR COVERS OR THE DATES OF SUCH INFORMATION, AS APPLICABLE. THE FUND'S BUSINESS, FINANCIAL CONDITION AND PROSPECTS MAY HAVE CHANGED SINCE SUCH DATES.

                         PROSPECTUS SUPPLEMENT SUMMARY

   The following summary contains basic information about the Fund and its securities. It is not complete and may not contain all of the information you may want to consider. You should review the more detailed information contained in this prospectus supplement and in the accompanying prospectus and in the SAI, especially the information set forth under the heading "Risks" beginning on page S-8 of this prospectus supplement and page 37 of the accompanying prospectus.

THE FUND .............  First Trust Specialty Finance and Financial
                        Opportunities Fund is a non-diversified, closed-end management investment company. The Fund's primary investment objective is to seek a high level of current income. The Fund seeks attractive total return as a secondary objective. Under normal market conditions, the Fund seeks to achieve its investment objectives by investing at least 80% of its Managed Assets (as defined below) in a portfolio of securities of specialty finance and other financial companies that the Fund's Sub-Advisor (as defined below) believes offer attractive opportunities for income and capital appreciation. Specialty finance companies are companies that provide financing to borrowers with capital needs that are different relative to traditional borrowers, who typically utilize commercial banks or public debt markets to meet their financing requirements. These borrowers to which a specialty finance company may provide financing include smaller and/or private entities that are unable to effectively access public debt markets and entities with highly specialized business niches that have unique borrowing profiles and are often outside the scope of traditional commercial bank lending. The other financial companies in which the Fund may invest include banks, savings institutions, brokerage firms, investment management companies, insurance companies, holding companies of the foregoing and companies that provide related services to such companies.

                        The Fund commenced operations upon completion of its initial public offering of common shares in May 2007, raising approximately $234 million in equity after the payment of offering expenses. As of January 31, 2015, the Fund had 14,299,599 common shares outstanding and net assets applicable to common shares of approximately $103 million.

THE OFFERING .........  The Fund, First Trust Advisors L.P. ("First Trust
                        Advisors" or the "Advisor") and Confluence Investment Management LLC ("Confluence" or the "Sub-Advisor") entered into a sales agreement with JonesTrading relating to the Common Shares offered by this prospectus supplement and the accompanying prospectus. In accordance with the terms of the sales agreement, the Fund may offer and sell up to 1,400,000 Common Shares from time to time through JonesTrading as our agent for the offer and sale of the Common Shares.

                        The Fund's common shares are listed on the NYSE under the symbol "FGB." As of February 6, 2015, the last reported sale price for the common shares was $7.60 and the net asset value per share of the common shares was $7.48.

                        Sales of the Common Shares, if any, under this prospectus supplement and the accompanying prospectus may be made in negotiated transactions or transactions that are deemed to be "at the market" as defined in Rule 415 under the 1933 Act, including sales made directly on the NYSE or sales made to or through a market maker other than on an exchange. The Common Shares may not be sold through agents, underwriters or dealers without delivery or deemed delivery of a prospectus and a prospectus supplement describing the method and terms of the offering of our securities. Under the Investment Company Act of 1940, as amended (the "1940 Act"), the Fund may not sell any Common Shares at a price below the current net asset value of such Common Shares, exclusive of any distributing commission or discount, except with the consent of a majority of its common shareholders, or under certain other circumstances.

INVESTMENT ADVISOR
AND SUB-ADVISOR ......  First Trust Advisors is the Fund's investment advisor, responsible for supervising the Fund's Sub-Advisor, monitoring the Fund's investment portfolio, managing the Fund's business affairs and providing certain clerical and bookkeeping and other administrative services. The Advisor, in consultation with the Sub-Advisor, is also responsible for determining the Fund's overall investment strategy and overseeing its implementation. Confluence is the Fund's sub-advisor and is primarily responsible for the day-to-day supervision and investment strategy of, and making investment decisions for, the Fund.

                        First Trust Advisors, a registered investment advisor, is an Illinois limited partnership formed in 1991. First Trust Advisors serves as investment advisor or portfolio supervisor to investment portfolios with approximately $106 billion in assets which it managed or supervised as of January 31, 2015.

                        Confluence is a limited liability company and a registered investment advisor, which provides portfolio investment management and advisory services to both institutional and individual clients. Founded in 2007, Confluence had approximately $2.5 billion of assets under management as of January 31, 2015.

                        Pursuant to the investment management agreement between First Trust Advisors and the Fund, the Fund pays an annual management fee for the services and facilities provided by First Trust Advisors, payable on a monthly basis, equal to 1.00% of the Fund's Managed Assets. For purposes of calculation of the management fee, the Fund's "Managed Assets" means the average daily gross asset value of the Fund (which includes assets attributable to the Fund's preferred shares of beneficial interest ("Preferred Shares"), if any, and the principal amount of any issuance of commercial paper or notes and other borrowings ("Borrowings")), minus the sum of the Fund's accrued and unpaid dividends on any outstanding Preferred Shares and accrued liabilities (other than the principal amount of any Borrowings incurred and the liquidation preference of any outstanding Preferred Shares).

                        The Sub-Advisor receives a portfolio management fee equal to 0.50% of the Fund's Managed Assets. The Sub-Advisor's fee is paid by the Advisor out of the Advisor's management fee. See "Management of the Fund" on page 47 of the accompanying prospectus.

FINANCIAL LEVERAGE ...  The Fund has entered into a committed facility agreement with BNP Paribas Prime Brokerage, Inc. that has a maximum commitment amount of $25,000,000 (the "Commitment Facility"). As of January 31, 2015, the principal amount of borrowings under the Commitment Facility was $25,000,000, representing approximately 19.55% of the Fund's Managed Assets. Outstanding balances under the Commitment Facility generally accrue interest at a variable annual rate equal to the one-month LIBOR plus 0.70%. As of January 31, 2015, the rate was 0.87%. Based upon the terms of the Commitment Facility as of January 31, 2015, assuming that the Fund's leverage costs remain as described above (at an assumed average annual cost of 0.87%) and leverage as a percentage of the Fund's Managed Assets remains at 19.55%, the annual return that the Fund's portfolio must experience (net of expenses) in order to cover its leverage costs would be 0.17%.

                        The following table is designed to illustrate the effect of leverage on common share total return after the assumed issuance and sale of the 1,400,000 Common Shares contemplated by this prospectus supplement and the accompanying prospectus, assuming investment portfolio total returns (comprised of income and changes in the value of securities held in the Fund's portfolio) of (10%), (5%), 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund. See "Risks--Leverage Risk," beginning on page 41 of the accompanying prospectus. The table further assumes leverage representing 19.55% of the Fund's Managed Assets, net of expenses, and the Fund's annual leverage interest and fee rate of 0.87% as of January 31, 2015. Prior approval from the Commitment Facility lender will be required for borrowings above $25,000,000 under the Commitment Facility. There is no assurance that such approval will be obtained.

                        Assumed Portfolio Total Return
                        (Net of Expenses).................     -10%       -5%      0%       5%        10%
                        Common Share Total Return.........    -12.64%   -6.43%   -0.21%    6.00%    12.22%

USE OF PROCEEDS ......  Unless otherwise specified in this prospectus supplement, the Fund currently intends to use net proceeds from the sale of the Common Shares in accordance with its investment objectives and policies, or to use such proceeds for other general corporate purposes. See "Use of Proceeds."

DISTRIBUTIONS ........  The Fund has paid distributions to common shareholders every quarter since inception. Payment of future distributions is subject to approval by the Fund's Board of Trustees ("Board of Trustees"), as well as meeting the covenants of any senior debt and the asset coverage requirements of the 1940 Act, including covenants contained in the Commitment Facility. The Fund's most recent quarterly distribution for the quarter ending November 30, 2014, was paid on December 1, 2014 in the amount of $0.1725 per share. The Fund's next quarterly distribution to common shareholders will be for the quarter ending February 28, 2015, subject to the approval of the Board of Trustees.

                                 CAPITALIZATION

   The Fund may offer and sell up to 1,400,000 Common Shares from time to time through JonesTrading as the Fund's agent under this prospectus supplement and the accompanying prospectus. There is no guarantee that there will be any sales of the Common Shares pursuant to this prospectus supplement and the accompanying prospectus. The table below assumes that the Fund will sell 1,400,000 Common Shares, at a price of $7.60 per share (the last reported sale price per share of our Common Shares on the NYSE on February 6, 2015). Actual sales of the Common Shares under this prospectus supplement and the accompanying prospectus may be greater or less than $7.60 per share, depending on the market price of the Common Shares at the time of any such sale. To the extent that the market price per share of the Fund's common shares on any given day is less than the net asset value per share on such day, the Fund will instruct JonesTrading not to make any sales on such day.

  The following table sets forth our capitalization at January 31, 2015:

        o   on a historical basis; and

        o on a pro forma as adjusted basis to reflect (1) the assumed sale of 1,400,000 Common Shares at $7.60 per share (the last reported sale price for the Common Shares on the NYSE on February 6, 2015), in an offering under this prospectus supplement and the accompanying prospectus, after deducting the assumed commission of $104,580 (representing an estimated commission paid to JonesTrading of 1.00% of the gross sales price per share in connection with sales of common shares effected by JonesTrading in this offering) and offering expenses payable by the Fund of $123,300 and (2) an assumed additional borrowing of $2.492 million under the Fund's credit facility.


                                                                   ACTUAL                      AS ADJUSTED
                                                              ----------------              -----------------
BORROWINGS                                                      $ 25,000,000                  $ 27,492,000 (1)
                                                                ------------                  ------------

SHAREHOLDERS' EQUITY
Common Shares, $0.01 par value per share, unlimited
shares authorized, 14,299,599 shares outstanding
(actual) and
15,699,599 shares outstanding (as adjusted)                      266,088,579                   276,318,699
Accumulated net investment income (loss)                          (1,213,388)                   (1,213,388)
Accumulated net realized gain (loss) on investments             (153,268,534)                 (153,268,534)
Net unrealized appreciation (depreciation) on investments
and foreign currency translation                                  (8,705,652)                   (8,705,652)
                                                                ------------                  ------------

Net assets applicable to common shareholders                     102,901,005                   113,131,125
                                                                ------------                  ------------
TOTAL CAPITALIZATION                                            $127,901,005                  $140,623,125
                                                                ============                  ============

--------------------------------------------------------------------------------
(1) Prior Commitment Facility lender approval will be required for borrowings above $25 million under the Commitment Facility. There is no assurance that such approval will be obtained.

                            SUMMARY OF FUND EXPENSES

     The following table and example contains information about the costs and expenses that common shareholders will bear directly or indirectly. In accordance with SEC requirements, the table below shows the Fund's expenses, including leverage costs, as a percentage of the Fund's net assets as of January 31, 2015, as adjusted. As of that date, the Fund had $25,000,000 of leverage outstanding pursuant to its credit facility. Such leverage represents 19.55% of managed assets as of January 31, 2015.

SHAREHOLDER TRANSACTION EXPENSES:
Sales Load (as a percentage of offering price)..................................  1.00%(1)
Offering Expenses Borne by the Fund
   (as a percentage of offering price) (2)......................................  0.10%
Dividend Reinvestment Plan Fees.................................................  None (3)


                                                                   PERCENTAGE OF NET ASSETS
                                                       ATTRIBUTABLE TO COMMON SHARES AT JANUARY 31, 2015
                                                           (ASSUMES 19.55% LEVERAGE IS OUTSTANDING)
                                                       -------------------------------------------------
ANNUAL EXPENSES:
Management Fees (4)............................................................   1.24%
Interest and Fees on Leverage (5)..............................................   0.21%
Other Expenses.................................................................   0.28%
Acquired Fund (BDC) Fees and Expenses (6)......................................   7.86%
                                                                                  -----
Total Annual Expenses..........................................................   9.59%
                                                                                  =====

---------------------

(1) Represents the estimated commission with respect to the Common Shares being sold in this offering, which the Fund will pay to JonesTrading in connection with sales of Common Shares effected by JonesTrading in this offering. While JonesTrading is entitled to a commission of 1% to 3% of the gross sales price for Common Shares sold, with the exact amount to be agreed upon by the parties, the Fund has assumed, for purposes of this offering, that JonesTrading will receive a commission of 1% of such gross sales price. This is the only sales load to be paid in connection with this offering. There is no guarantee that there will be any sales of Common Shares pursuant to this prospectus supplement and the accompanying prospectus. Actual sales of Common Shares under this prospectus supplement and the accompanying prospectus, if any, may be less than as set forth in this table. In addition, the price per share of any such sale may be greater or less than the price set forth in this table, depending on the market price of the Common Shares at the time of any such sale.

(2) The Fund will pay all offering costs other than the sales load.

(3) You will pay brokerage charges if you direct BNY Mellon Investment Servicing
    (US) Inc., as agent for the Common Shareholders Dividend Reinvestment Plan, to sell your Common Shares held in a dividend reinvestment account.

(4) Represents the aggregate fee payable to the Advisor (a portion of which is paid by the Advisor to the Sub-Advisor).

(5) Interest and fees on leverage in the table reflect the cost to the Fund of Borrowings, expressed as a percentage of the Fund's net assets as of January 31, 2015, based on interest rates in effect as of January 31, 2015. The table assumes total Borrowings of $27.492 million, which reflects leverage in an amount representing 19.55% of managed assets. The Borrowings bear interest at variable rates.

(6) Fund investors will bear not only the Fund's management fees and operating expenses, but also the fees and expenses (including any interest expenses and other leverage costs) of any other investment companies, including business development companies, in which the Fund may invest ("Acquired Funds"). Certain of the Acquired Funds may pay performance based or incentive fees based upon an increase, if any, in the net asset value of such Acquired Fund, typically up to 20% of returns above a pre-determined hurdle rate. Estimates of such Acquired Fund fees and expenses, including any interest expenses, are based upon current fiscal year performance of representative Acquired Funds, and such fees and expenses may be substantially higher or lower in the future because certain fees are based on the performance of the Acquired Funds, which may fluctuate over time. Investors would not bear the Fund's management fees and operating expenses set forth above if they invested directly in such Acquired Funds.

   The purpose of the tables above and the example below is to help you understand all fees and expenses that you, as a holder of Common Shares, would bear directly or indirectly. The expenses shown in the tables under "Other Expenses" and "Total Annual Expenses" are based on estimated amounts for the Fund's 12 months of operations after January 31, 2015 unless otherwise indicated and assumes that the Fund has not issued any additional common shares.

   The following examples illustrate the expenses that you would pay on a $1,000 investment in Common Shares, assuming: (i) total annual expenses before taxes of 9.59% of net assets attributable to Common Shares through year 10, (ii) a 5% annual return and (iii) all distributions are reinvested at net asset value:(1)



        1 YEAR          3 YEARS         5 YEARS         10 YEARS
         $104            $277            $434             $768

---------------------

(1) THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. The example assumes that the estimated "Other Expenses" set forth in the Annual Expenses table are accurate, that all dividends and distributions are reinvested at net asset value and that the Fund is engaged in leverage of 19.55% of managed assets, assuming interest and fees on leverage of 0.21% and a sales load of 1.00% in year 1. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

                     MARKET AND NET ASSET VALUE INFORMATION

   The Fund's currently outstanding common shares are, and the Common Shares offered by this prospectus supplement and the accompanying prospectus, subject to notice of issuance, will be, listed on the NYSE. The Fund's common shares commenced trading on the NYSE on May 25, 2007.

   The Fund's common shares have traded both at a premium and at a discount in relation to net asset value. Shares of closed-end investment companies frequently trade at a discount from net asset value. The Fund's issuance of the Common Shares or additional common shares may have an adverse effect on prices in the secondary market for the Fund's common shares by increasing the number of common shares available, which may put downward pressure on the market price for the Fund's common shares. See "Risks -- Market Discount From Net Asset Value," beginning on page 37 of the accompanying prospectus.

   The following table sets forth for each of the periods indicated the high and low closing market prices for common shares of the Fund on the NYSE, and the corresponding net asset value per share and the premium or discount to net asset value per share at which the Fund's common shares were trading. Net asset value is determined daily as of the close of regular trading on the NYSE (normally 4:00 p.m. eastern time).

                                                                                     PREMIUM/(DISCOUNT)
                                      MARKET PRICE(1)    NET ASSET VALUE (2)     TO NET ASSET VALUE (3)
QUARTER ENDED                          HIGH      LOW      HIGH       LOW           HIGH         LOW

March 30, 2012.....................     $7.30     $6.46   $7.68      $7.09       -1.75%        -8.99%
June 29, 2012......................     $7.46     $6.88   $7.66      $6.98        1.99%        -6.19%
September 28, 2012.................     $8.12     $7.35   $8.32      $7.73        1.37%        -6.13%
December 31, 2012..................     $8.45     $7.40   $8.28      $7.35        4.98%        -4.25%
March 28, 2013.....................     $8.97     $8.00   $8.66      $8.22        4.07%        -2.68%
June 28, 2013......................     $8.82     $8.16   $8.80      $7.84        5.23%        -2.75%
September 30, 2013.................     $8.91     $7.96   $8.54      $7.81        6.99%        -2.20%
December 31, 2013..................     $8.44     $7.74   $8.61      $8.05        0.84%        -7.05%
March 31, 2014.....................     $8.17     $7.70   $8.75      $8.15       -3.82%        -7.77%
June 30, 2014......................     $8.11     $7.54   $8.44      $7.81       -0.50%        -7.13%
September 30, 2014.................     $8.85     $7.90   $8.47      $7.65        9.28%        -5.58%
December 31, 2014..................     $8.58     $7.21   $7.90      $6.95       14.97%         0.55%

---------------------

(1)   Based on high and low closing market price for the respective quarter.

(2) Based on the net asset value calculated on the day of the high and low closing market prices, as applicable, as of the close of regular trading on the NYSE (normally 4:00 p.m. eastern time).

(3)   Calculated based on the information presented.

   The last reported sale price, net asset value per share and percentage premium to net asset value per share of the common shares as of February 6, 2015 were $7.60, $7.48 and 1.60%, respectively. As of February 6, 2015, the Fund had 14,299,599 common shares outstanding and net assets attributable to common shares of approximately $106,957,925 million.

   The following table provides information about the Fund's outstanding securities as of January 31, 2015:

                                                    AMOUNT HELD BY
                                      AMOUNT        THE FUND OR FOR    AMOUNT
  TITLE OF CLASS                    AUTHORIZED        ITS ACCOUNT    OUTSTANDING
  Common shares..................    Unlimited             0         14,299,599

                                USE OF PROCEEDS

   Unless otherwise specified in this prospectus supplement, the Fund currently intends to use net proceeds from the sale of the Common Shares in accordance with its investment objectives and policies, or use such proceeds for other general corporate purposes. Pending any such use, the proceeds may be invested in cash, cash equivalents or other securities.

                                     RISKS

   Investing in the Common Shares involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing in the Common Shares you should consider carefully the risk factors described in the accompanying prospectus beginning on page 37. Such factors could affect actual results and cause results to differ materially from those expressed or implied in any forward-looking statements made by the Fund or on the Fund's behalf. Additional risks and uncertainties not currently known to the Fund or that the Fund currently views as immaterial may also affect the Fund's business operations.

                              PLAN OF DISTRIBUTION

   Under the sales agreement among the Fund, First Trust Advisors, Confluence and JonesTrading, upon written instructions from the Fund, JonesTrading will use its commercially reasonable efforts consistent with its sales and trading practices to sell, as the Fund's agent, the Common Shares under the terms and subject to the conditions set forth in the sales agreement. JonesTrading's sales efforts will continue until the Fund instructs JonesTrading to suspend sales. The Fund will instruct JonesTrading as to the amount of Common Shares to be sold by JonesTrading. The Fund may instruct JonesTrading not to sell Common Shares if the sales cannot be effected at or above the price designated by the Fund in any instruction. The Fund or JonesTrading may suspend the offering of Common Shares upon proper notice and subject to other conditions.

   JonesTrading will provide written confirmation to the Fund not later than the opening of the trading day on the NYSE following the trading day on which Common Shares are sold under the sales agreement. Each confirmation will include the number of shares sold on the preceding day, the net proceeds to the Fund and the compensation payable by the Fund to JonesTrading in connection with the sales.

   The Fund will pay JonesTrading commissions for its services in acting as agent in the sale of Common Shares. JonesTrading will be entitled to compensation of 100 to 300 basis points of the gross sales price per share of any Common Shares sold under the sales agreement, with the exact amount of such compensation to be mutually agreed upon by the Fund and JonesTrading from time to time. There is no guarantee that there will be any sales of the Common Shares pursuant to this prospectus supplement and the accompanying prospectus. Actual sales, if any, of the Common Shares under this prospectus supplement and the accompanying prospectus may be greater or less than the price set forth in this paragraph, depending on the market price of our Common Shares at the time of any such sale. Assuming 1,400,000 of the Common Shares offered hereby are sold at a market price of $7.60 per share (the last reported sale price for our Common Shares on the NYSE on February 6, 2015), the Fund estimates that the total expenses for the offering, excluding compensation payable to JonesTrading under the terms of the sales agreement, would be approximately $123,300. This estimate is inclusive of up to (a) $25,000 in reasonable fees and expenses of counsel for JonesTrading in connection with the commencement of the "at the market" offering, including the preparation and execution of the sales agreement, and
(b) $10,000 in reasonable fees and expenses of counsel for JonesTrading in each annual period following the date of the sales agreement.

   Settlement for sales of Common Shares will occur on the third trading day following the date on which such sales are made, or on some other date that is agreed upon by the Fund and JonesTrading in connection with a particular transaction, in return for payment of the net proceeds to the Fund. There is no arrangement for funds to be received in an escrow, trust or similar arrangement.

   In connection with the sale of the Common Shares on our behalf, JonesTrading may, and will with respect to sales effected in an "at the market" offering, be deemed to be an "underwriter" within the meaning of the 1933 Act, and the compensation of JonesTrading may be deemed to be underwriting commissions or discounts. The Fund and the Advisor have agreed to provide indemnification and contribution to JonesTrading against certain civil liabilities, including liabilities under the 1933 Act.

   The offering of the Common Shares pursuant to the sales agreement will terminate upon the earlier of (1) the sale of all Common Shares subject the sales agreement or (2) termination of the sales agreement. The sales agreement may be terminated by the Fund in its sole discretion at any time by giving notice to JonesTrading. In addition, JonesTrading may terminate the sales agreement under the circumstances specified in the sales agreement and in its sole discretion at any time following a period of 12 months from the date of the sales agreement by giving notice to us.

   The principal business address of JonesTrading is 780 Third Avenue, 3rd Floor, New York, New York 10017.

                                 LEGAL MATTERS

   Certain legal matters in connection with the Common Shares will be passed upon for the Fund by Chapman and Cutler LLP, Chicago, Illinois. Chapman and Cutler LLP may rely as to certain matters of Massachusetts law on the opinion of Morgan, Lewis & Bockius LLP.

                                    EXPERTS

   The financial statements and financial highlights in the accompanying SAI have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein and elsewhere in the Registration Statement. Such financial statements and financial highlights are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

                             AVAILABLE INFORMATION

   The Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the 1940 Act and is required to file reports, including annual and semi-annual reports, proxy statements and other information with the SEC. The Fund's most recent shareholder report filed with the SEC is for the annual period ended November 30, 2014 and the Fund's most recent quarterly schedule of portfolio holdings is for the period ended August 31, 2014. These documents are available on the SEC's IDEA system and can be inspected and copied for a fee at the SEC's public reference room, 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Additional information about the operation of the public reference room facilities may be obtained by calling the SEC at (202) 551-5850.

   This prospectus supplement and the accompanying prospectus do not contain all of the information in the Registration Statement, including amendments, exhibits, and schedules. Statements in this prospectus supplement and the accompanying prospectus about the contents of any contract or other document are not necessarily complete and in each instance reference is made to the copy of the contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by this reference.

   Additional information about the Fund can be found in the Registration Statement (including amendments, exhibits, and schedules). The SEC maintains a web site (http://www.sec.gov) that contains the Registration Statement, other documents incorporated by reference, and other information the Fund has filed electronically with the SEC, including proxy statements and reports filed under the Exchange Act.

BASE PROSPECTUS

         FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
                         UP TO 5,700,000 COMMON SHARES

--------------------------------------------------------------------------------

   The Fund. First Trust Specialty Finance and Financial Opportunities Fund (the "Fund") is a non-diversified, closed-end management investment company which commenced operations in May 2007.

   Investment Objectives. The Fund's primary investment objective is to seek a high level of current income. The Fund seeks attractive total return as a secondary objective. There can be no assurance that the Fund's investment objectives will be achieved.

   Investment Strategy. Under normal market conditions, the Fund seeks to achieve its investment objectives by investing at least 80% of its Managed Assets (as defined below) in a portfolio of securities of specialty finance and other financial companies that the Fund's Sub-Advisor (as defined below) believes offer attractive opportunities for income and capital appreciation. Under normal market conditions, the Fund will concentrate its investments in securities of companies within industries in the financial sector. The concentration of the Fund's assets in a group of industries is likely to present more risks than a fund that is broadly diversified over several industries or groups of industries.

   The Advisor and the Sub-Advisor believe that specialty finance companies may be attractive for investors seeking high levels of current income in that many specialty finance companies are "pass-through" entities, in which the income of the company is treated as the income of the shareholders--i.e., cash flow is not taxed at the entity level. One type of specialty finance company, business development companies ("BDCs"), has emerged as a significant alternative to traditional capital providers, such as commercial banks and other financial institutions. Other examples of specialty finance companies include categories of real estate investment trusts ("REITs") providing commercial or residential mortgage financing or lease financing. See "The Fund's Investments--Investment Objectives and Policies."

   The Fund's currently outstanding common shares are, and the common shares offered in this prospectus will be, subject to notice of issuance, listed on the New York Stock Exchange ("NYSE"), under the trading or "ticker" symbol "FGB." The net asset value of the Fund's common shares on January 30, 2015 was $7.20 per common share, and the last sale price of the common shares on the NYSE on such date was $7.47.

   The Fund may offer, on an immediate, continuous or delayed basis, up to 5,700,000 of the Fund's common shares in one or more offerings. The Fund may offer its common shares in amounts, at prices and on terms set forth in a prospectus supplement to this prospectus. See "Description of Shares" beginning on page 54. You should read this prospectus and the related prospectus supplement carefully before you decide to invest in any of the common shares.

   The Fund may offer the common shares directly to one or more purchasers, through agents that the Fund or the purchasers designate from time to time, or to or through underwriters or dealers. The prospectus supplement relating to the particular offering will identify any agents or underwriters involved in the sale of the common shares, and will set forth any applicable purchase price, fee, commission or discount arrangement between the Fund and such agents or underwriters or among the underwriters or the basis upon which such amount may be calculated. For more information about the manner in which the Fund may offer the common shares, see "Plan of Distribution." The common shares may not be sold through agents, underwriters or dealers without delivery of a prospectus supplement.

   INVESTING IN COMMON SHARES INVOLVES CERTAIN RISKS. YOU COULD LOSE SOME OR ALL OF YOUR INVESTMENT. SEE "RISKS" BEGINNING ON PAGE 37.

   NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                   (continued on following page)

   Investment Advisor and Sub-Advisor. First Trust Advisors L.P. ("First Trust Advisors" or the "Advisor") is the Fund's investment advisor, responsible for supervising the Fund's Sub-Advisor, monitoring the Fund's investment portfolio, managing the Fund's business affairs and providing certain clerical and bookkeeping and other administrative services. The Advisor, in consultation with the Sub-Advisor, is also responsible for determining the Fund's overall investment strategy and overseeing its implementation. Confluence Investment Management LLC ("Confluence" or the "Sub-Advisor") is the Fund's sub-advisor and is primarily responsible for the day-to-day supervision and investment strategy of, and making investment decisions for, the Fund.

      First Trust Advisors serves as investment advisor or portfolio supervisor to investment portfolios with approximately $106 billion in assets which it managed or supervised as of January 31, 2015. Confluence had approximately $2.5 billion of assets under management as of January 31, 2015. See "Management of the Fund" in this prospectus and "Investment Advisor" and "Sub-Advisor" in the Fund's Statement of Additional Information dated February 19, 2015 (the "SAI").

   Use of Financial Leverage. The Fund is currently engaged in, and expects to continue to engage in, the use of financial leverage to seek to enhance the level of its current distributions to common shareholders (collectively, "Financial Leverage"). The Fund may use Financial Leverage through the issuance of preferred shares ("Preferred Shares") and/or through the issuance of commercial paper or notes and/or other borrowings ("Borrowings") by the Fund. As of January 31, 2015, the Fund utilized Financial Leverage through the use of Borrowings under a credit facility representing approximately 19.55% of Managed Assets. The term "Managed Assets" means the average daily gross asset value of the Fund (which includes assets attributable to the Fund's Preferred Shares, if any, and the principal amount of Borrowings), minus the sum of the Fund's accrued and unpaid dividends on any outstanding Preferred Shares and accrued liabilities (other than the principal amount of any Borrowings incurred and the liquidation preference of any outstanding Preferred Shares). The determination to use Financial Leverage is subject to the approval of the Fund's Board of Trustees ("Board of Trustees"). The costs associated with the issuance and use of Financial Leverage are borne by the holders of the common shares. Leverage is a speculative technique and investors should note that there are special risks and costs associated with Financial Leverage. See "Use of Financial Leverage" and "Risks--Leverage Risk."

   You should read this prospectus and any prospectus supplement, which contains important information about the Fund, before deciding whether to invest in the common shares of the Fund, and retain it for future reference. This prospectus, together with any prospectus supplement, sets forth concisely the information about the Fund that a prospective investor ought to know before investing. The SAI, dated February 19, 2015, containing additional information about the Fund, has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference in its entirety into this prospectus. You may request a free copy of the SAI, the table of contents of which is on page 63 of this prospectus, annual and semi-annual reports to shareholders, and other information about the Fund, and make shareholder inquiries by calling (800) 988-5891, by writing to the Fund or from the Fund's or Advisor's website (http://www.ftportfolios.com). Please note that the information contained in the Fund's, Advisor's or Sub-Advisor's website, whether currently posted or posted in the future, is not part of this prospectus or the documents incorporated by reference in this prospectus. You also may obtain a copy of the SAI (and other information regarding the Fund) from the SEC's website (http://www.sec.gov).

   Shares of common stock of closed-end investment companies, like the Fund, frequently trade at discounts to their net asset values. If the Fund's common shares trade at a discount to net asset value, the risk of loss may increase for purchasers in an offering under this prospectus, especially for those investors who expect to sell their common shares in a relatively short period after purchasing shares in such an offering. See "Risks--Market Discount From Net Asset Value Risk."

   The Fund's common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.


                       PROSPECTUS DATED FEBRUARY 19, 2015

             CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS

   This prospectus, any accompanying prospectus supplement and the SAI, including documents incorporated by reference, contain "forward-looking statements." Forward-looking statements can be identified by the words "may," "will," "intend," "expect," "estimate," "continue," "plan," "anticipate," and similar terms and the negative of such terms. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Fund's actual results are the performance of the portfolio of securities held by the Fund, the conditions in the U.S. and international financial and other markets, the price at which the Fund's common shares will trade in the public markets and other factors discussed in this prospectus and in the Fund's periodic filings with the Securities and Exchange Commission.

   Although the Fund believes that the expectations expressed in these forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in these forward-looking statements. The Fund's future financial condition and results of operations, as well as any forward-looking statements, are subject to change and are subject to inherent risks and uncertainties, such as those disclosed in the "Risks" section of this prospectus. All forward-looking statements contained or incorporated by reference in this prospectus or any accompanying prospectus supplement are made as of the date of this prospectus or the accompanying prospectus supplement, as the case may be. The Fund does not intend, and it undertakes no obligation, to update any forward-looking statement. The forward-looking statements contained in this prospectus and any accompanying prospectus supplement are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended.

   Currently known risk factors that could cause actual results to differ materially from the Fund's expectations include, but are not limited to, the factors described in the "Risks" section of this prospectus. You should carefully review that section for a more detailed discussion of the risks of an investment in the Fund's securities.

                               PROSPECTUS SUMMARY

   This summary highlights information contained elsewhere in this prospectus. This summary does not contain all of the information that you should consider before investing in the Fund's common shares. You should carefully read the entire prospectus, any related prospectus supplement and the SAI, including the documents incorporated by reference, particularly the section entitled "Risks" beginning on page 37.

THE FUND.............  First Trust Specialty Finance and Financial
                       Opportunities Fund (the "Fund") is a non-diversified, closed-end management investment company which commenced operations in May 2007. The Fund's primary investment objective is to seek a high level of current income. The Fund seeks attractive total return as a secondary objective. The Fund completed its initial public offering of common shares in May 2007, raising approximately $234,000,000 in equity after the payment of offering expenses. As of January 31, 2015, the Fund had 14,299,599 common shares outstanding and net assets applicable to common shares of $102,901,005. The common shares of beneficial interest offered by this prospectus are called "Common Shares" and the holders of Common Shares are called "Common Shareholders" in this prospectus. As used in this prospectus, unless the context requires otherwise, "common shares" refers to the Fund's common shares of beneficial interest currently outstanding as well as those Common Shares offered by this prospectus and the holders of common shares are called "common shareholders."

INVESTMENT ADVISOR
AND SUB-ADVISOR......  First Trust Advisors L.P. ("First Trust Advisors" or the
                       "Advisor") is the Fund's investment advisor, responsible for supervising the Fund's Sub-Advisor (as defined below), monitoring the Fund's investment portfolio, managing the Fund's business affairs and providing certain clerical and bookkeeping and other administrative services. The Advisor, in consultation with the Sub-Advisor, is also responsible for determining the Fund's overall investment strategy and overseeing its implementation. Confluence Investment Management LLC ("Confluence" or the "Sub-Advisor") is the Fund's sub-advisor and is primarily responsible for the day-to-day supervision and investment strategy of, and making investment decisions for, the Fund. See "The Fund's Investments--Investment Philosophy and Process."

                       First Trust Advisors, a registered investment advisor, is an Illinois limited partnership formed in 1991. It serves as investment advisor or portfolio supervisor to investment portfolios with approximately $106 billion in assets which it managed or supervised as of January 31, 2015.

                       Confluence is a limited liability company and a registered investment advisor, which provides portfolio investment management and advisory services to both institutional and individual clients. Founded in 2007, Confluence had approximately $2.5 billion of assets under management as of January 31, 2015.

THE OFFERING.........  The Fund may offer, on an immediate, continuous or delayed basis, up to 5,700,000 Common Shares on terms to be determined at the time of the offering. The Common Shares will be offered at prices and on terms to be set forth in one or more prospectus supplements to this prospectus. Offerings of the Common Shares will be subject to the provisions of the Investment Company Act of 1940, as amended (the "1940 Act"), which generally require that the public offering price of common shares of a closed-end investment company (exclusive of distribution commissions and discounts) must equal or exceed the net asset value per share of the company's common stock (calculated within 48 hours of pricing), absent shareholder approval or under certain other circumstances. See "Description of Shares."

                       The Fund may offer the Common Shares directly to one or more purchasers, through agents that the Fund or the purchasers designate from time to time, or to or through underwriters or dealers. The prospectus supplement relating to the offering will identify any agents or underwriters involved in the sale of the Common Shares, and will set forth any applicable purchase price, fee, commission or discount arrangement between the Fund and such agents or underwriters or among underwriters or the basis upon which such amount may be calculated. See "Plan of Distribution." The Common Shares may not be sold through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of the Common Shares.

USE OF PROCEEDS......  Unless otherwise specified in a prospectus supplement, the Fund will use the net proceeds from the sale of the Common Shares primarily to invest in accordance with its investment objectives and policies, or use such proceeds for other general corporate purposes.

DISTRIBUTIONS........  The Fund's present distribution policy, which may be changed at any time by the Fund's Board of Trustees (the "Board of Trustees"), is to distribute quarterly all or a portion of its net investment income to common shareholders (after the payment of interest and/or dividends in connection with Financial Leverage (as defined below)). In addition, the Fund intends to distribute any net realized long-term capital gains, if any, to common shareholders as long-term capital gain dividends at least annually. Unless an election is made to receive dividends in cash, common shareholders will automatically have all dividends and distributions reinvested in common shares through the Fund's Dividend Reinvestment Plan. See "Dividend Reinvestment Plan."

                       If the Fund realizes a long-term capital gain, it will be required to allocate such gain between the common shares and the Preferred Shares, if any, issued by the Fund in proportion to the total dividends paid to each class of shares for the year in which the income is realized. See "Distributions."

INVESTMENT OBJECTIVES
AND POLICIES.........  The Fund's primary investment objective is to seek a high level of current income. The Fund seeks attractive total return as a secondary objective. There can be no assurance that the Fund's investment objectives will be achieved.

                       Under normal market conditions, the Fund seeks to achieve its investment objectives by investing at least 80% of its Managed Assets (as defined below) in a portfolio of securities of specialty finance and other financial companies that the Sub-Advisor believes offer attractive opportunities for income and capital appreciation. Specialty finance companies are companies that provide financing to borrowers with capital needs that are different relative to traditional borrowers, who typically utilize commercial banks or public debt markets to meet their financing requirements. The borrowers to which a specialty finance company may provide financing include smaller and/or private entities that are unable to effectively access public debt markets and entities with highly specialized business niches that have unique borrowing profiles and are often outside the scope of traditional commercial bank lending. The other financial companies in which the Fund may invest include banks, savings institutions, brokerage firms, investment management companies, insurance companies, holding companies of the foregoing and companies that provide related services to such companies.

                       The Fund is not limited with respect to its investments in securities issued by specific categories of specialty finance and other financial companies. Under normal market conditions, the Fund will concentrate its investments in a group of industries in the financial sector which is comprised of specialty finance companies, banks, savings institutions, brokerage firms, investment management companies, insurance companies, holding companies of the foregoing and companies that provide related services to such companies. The concentration of the Fund's assets in a group of industries is likely to present more risks than a fund that is broadly diversified over several industries or groups of industries. See "Risks--Risks of Concentration in the Financials Sector."

                       The Advisor and the Sub-Advisor believe that specialty finance companies may be attractive for investors seeking high levels of current income in that many specialty finance companies are "pass-through" entities, in which the income of the company is treated as the income of the shareholders--i.e., cash flow is not taxed at the entity level. One type of specialty finance company, business development companies ("BDCs"), has emerged as a significant alternative to traditional capital providers, such as commercial banks and other financial institutions. Other examples of specialty finance companies that typically pass cash flow through to its investors without being taxed at the entity level include categories of real estate investment trusts ("REITs") providing commercial or residential mortgage financing or lease financing. As of November 30, 2014, BDCs and REITs represented approximately 83.5% and 11.1%, respectively, of the Fund's Managed Assets. These percentages are expected to vary over time as market conditions change. See "--Portfolio Contents--Specialty Finance Companies" below. "Managed Assets" means the average daily gross asset value of the Fund (which includes assets attributable to the Fund's Preferred Shares, if any, and the principal amount of Borrowings), minus the sum of the Fund's accrued and unpaid dividends on any outstanding Preferred Shares and accrued liabilities (other than the principal amount of any Borrowings incurred and the liquidation preference of any outstanding Preferred Shares).

                       The Fund does not intend to enter into derivative transactions as a principal part of its investment strategy. However, the Fund may enter into derivative transactions to seek to manage the risks of the Fund's portfolio securities or for other purposes to the extent the Sub-Advisor determines that the use of derivative transactions is consistent with the Fund's investment objectives and policies and applicable regulatory requirements. Certain of the Fund's derivative transactions, if any, may provide investment leverage to the Fund's portfolio. See "Risks--Leverage Risk" below and "Other Investment Strategies and Techniques-- Derivative Transactions" in the SAI for more information about these techniques.

                       The Fund's investment objectives and certain of the investment restrictions listed in the SAI are considered fundamental and may not be changed without approval by holders of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act, which includes common shares and Preferred Shares, if any, voting together as a single class, and the holders of the outstanding Preferred Shares, if any, voting as a single class. The remainder of the Fund's investment policies, including its investment strategy, are considered non-fundamental and may be changed by the Board of Trustees without shareholder approval; provided, that shareholders receive at least 60 days' prior written notice of any such change adopted by the Board of Trustees.

INVESTMENT PHILOSOPHY
AND PROCESS..........  The Fund focuses a portion of its investments on securities that the Sub-Advisor believes are undervalued or inexpensive relative to other investments. These types of securities may present risks in addition to the general risks associated with investing in them. See "Risks--Value Investing Risk."

                       When evaluating financial companies, Confluence performs company-specific analysis, evaluating the capability, resources and track records of management teams. The ability to consistently deliver attractive returns to shareholders while prudently making sound capital allocation decisions are of high importance. Confluence also evaluates the nature of risks embedded in a financial company's primary business, as well as risks systemic to industries and the broader sector.

                       Valuation plays a critical role in portfolio construction. Confluence believes that an important way to address risk is by not overpaying for assets. Therefore, investments are made with a discipline that involves the evaluation of company, industry, sector and market valuations. Security selection is made with consideration of the entire portfolio, in addition to the analytical work performed at the individual company level. Securities may be sold when valuations rise, business fundamentals deteriorate or when better alternatives arise.

PORTFOLIO CONTENTS...  Specialty Finance and Other Financial Companies.
                       Specialty finance companies and other financial companies invest in a wide range of securities and financial instruments, including but not limited to private debt and equity, secured and unsecured debt, trust preferred securities, subordinated debt, and preferred and common equity as well as other equity-linked securities. These various securities offer distinct risk/reward features and have risk/reward profiles that may change as market conditions adjust to the growth or contraction of the overall economy. Under normal market conditions, the Sub-Advisor may invest the Fund's Managed Assets in specialty finance companies with exposure to some or all of these kinds of securities.

                       Specialty finance companies provide capital or financing to businesses within specified market segments. These companies are often distinguished by their market specializations which allow them to focus on the specific financial needs of their clients. Specialty finance companies often engage in asset-based and other forms of non-traditional financing activities (i.e., by providing financing to borrowers that are unable to access traditional forms of financing such as through commercial bank lending or by accessing the public debt markets). While they generally compete against traditional financial institutions with broad product lines and, often, greater financial resources, specialty finance companies seek competitive advantage by focusing their attention on market niches, which may provide them with deeper knowledge of their target market and its needs. Specialty finance companies include mortgage specialists to certain consumers, equipment leasing specialists to certain industries and equity or debt-capital providers to certain small businesses. Specialty finance companies often utilize tax-efficient or other non-traditional structures, such as BDCs and REITs. See "Risks--Specialty Finance and Other Financial Companies Risk." For a discussion of the specific types of other financial companies in which the Fund may invest, see "Additional Information About the Fund's Investments and Investment Risks" in the SAI.

                             Business Development Companies. BDCs are a type of
                          closed-end fund regulated under the 1940 Act, whose shares are typically listed for trading on a U.S. securities exchange. BDCs typically invest in and lend to small and medium-sized private and certain public companies that may not have access to public equity markets for capital raising. Oftentimes, the financing a BDC provides includes an equity-like investment such as warrants or conversion rights, creating an opportunity for the BDC to participate in capital appreciation in addition to the interest income earned from its debt investments. The interest earned by a BDC flows through to investors in the form of a dividend, normally without being taxed at the BDC entity level. BDCs invest in such diverse industries as healthcare, chemical and manufacturing, technology and service companies. BDCs are unique in that at least 70% of their investments must be made in private and certain public U.S. businesses, and BDCs are required to make available significant managerial assistance to their portfolio companies. Unlike corporations, BDCs are not taxed on income distributed to their shareholders provided they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"). The securities of BDCs, which are required to distribute substantially all of their income on an annual basis to investors in order to not be subject to entity level taxation, often offer a yield advantage over securities of other issuers, such as corporations, that are taxed on income at the entity level and are able to retain all or a portion of their income rather than distributing it to investors. The Fund invests primarily in BDC shares which are trading in the secondary market on a U.S. securities exchange but may, in certain circumstances, invest in an initial public offering of BDC shares or invest in certain debt instruments issued by BDCs. The Fund is not limited with respect to the specific types of BDCs in which it invests. The Fund will indirectly bear its proportionate share of any management and other expenses, and of any performance based or incentive fees, charged by the BDCs in which it invests, in addition to the expenses paid by the Fund. As of the fiscal year ended November 30, 2014, acquired fund fees and expenses for the Fund, including fees and expenses arising from the Fund's investments in BDCs, was 7.86%. See "Summary of Fund Expenses" and "Risks--Business Development Company Risk."

                             REITs and Other Mortgage-Related Securities. REITs
                          are financial vehicles that pool investors' capital to invest primarily in income-producing real estate or real estate-related loans or interests. REIT shares are typically listed for trading in the secondary market on a U.S. securities exchange. REITs can generally be classified as "Mortgage REITs," "Equity REITs" and "Hybrid REITs." Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. The Fund focuses its Mortgage REIT investments in companies that invest primarily in U.S. Agency, prime-rated and commercial mortgage securities. U.S. Agency securities include securities issued by the Government National Mortgage Association, the Federal National Mortgage
                          Association and the Federal Home Loan Mortgage Corporation. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents, royalties and lease payments. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Some REITs which are classified as Equity REITs provide specialized financing solutions to their clients in the form of sale-lease back transactions and triple net lease financing. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs.

                          Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject generally to risks associated with REITs. Distributions received by the Fund from REITs may consist of dividends, capital gains and/or return of capital. REITs are not taxed on income distributed to their shareholders provided they comply with the applicable requirements of the Internal Revenue Code. Similar to BDCs, the securities of REITs, which are required to distribute substantially all of their income to investors in order to not be subject to entity level taxation, often offer a yield advantage over securities of other issuers, such as corporations, that are taxed on income at the entity level and are able to retain all or a portion of their income rather than distributing it to investors. Many of these distributions, however, will not generally qualify for favorable treatment as qualified dividend income. The Fund invests primarily in REIT shares which are trading in the secondary market on a U.S. securities exchange but may, in certain circumstances, invest in an initial public offering of REIT shares or invest in certain debt instruments issued by REITs. The Fund is not limited with respect to the specific types of REITs in which it invests. The Fund will indirectly bear its proportionate share of any management and other operating expenses charged by the REITs in which it invests, in addition to the expenses paid by the Fund. See "The Fund's Investments-- Portfolio Composition--Specialty Finance Companies-- REITs and Other Mortgage-Related Securities" and "Risks--REIT, Mortgage-Related and Asset-Backed Securities Risk."

                       Equity Securities. The Fund may invest in equity securities, including but not limited to common stocks, preferred stocks and convertible preferred securities. Preferred stocks and convertible preferred securities are not a principal part of the Fund's current investment strategy. For a discussion of equity securities and other investments that are not a principal part of the Fund's current investment strategy, see "Additional Information About the Fund's Investments and Investment Risks" in the SAI.

                       Equity securities may include common stocks that either are required to and/or customarily distribute a large percentage of their current earnings as dividends. Common stock represents an equity ownership interest in a company, providing voting rights and entitling the holder to a share of the company's success through dividends and/or capital appreciation. In the event of liquidation, common stockholders have rights to a company's remaining assets after bond holders, other debt holders and preferred stockholders have been paid in full. Typically, common stockholders are entitled to one vote per share to elect the company's board of directors (although the number of votes is not always directly proportional to the number of shares owned). Common stockholders also receive voting rights regarding other company matters such as mergers and certain important company policies such as issuing securities to management. Common stocks fluctuate in price in response to many factors, including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. See "Risks--Common Stock Risk."

                       Master Limited Partnership Interests. Master limited partnerships ("MLPs") are limited partnerships or limited liability companies that are taxed as partnerships and whose interests (limited partnership units or limited liability company units) are traded on securities exchanges like shares of common stock. An MLP consists of a general partner and limited partners. The general partner manages the partnership, has an ownership stake in the partnership and is eligible to receive an incentive distribution. The limited partners provide capital to the partnership, have a limited (if any) role in the operation and management of the partnership and receive cash distributions. Interests in MLPs, which are required to distribute substantially all of their income to investors in order to not be subject to entity level taxation, often offer a yield advantage over other types of securities. Currently, most MLPs operate in the energy, natural resources or real estate sectors. The Fund will not invest more than 20% of its Managed Assets in MLPs. See "Risks--Master Limited Partnership Risk."

                       Investment Grade Debt Securities. The Fund may invest in investment grade bonds of varying maturities issued by governments, corporations and other business entities. Bonds are fixed or variable rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Bonds generally are used by corporations as well as by governments and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain bonds are "perpetual" in that they have no maturity date. See "Risks--Fixed-Income Securities Risk."

                       Non-Investment Grade Debt Securities. The Fund may invest in fixed income securities of below-investment grade quality (commonly referred to as "high-yield" or "junk" bonds). Generally, such lower quality debt securities offer a higher current yield than is offered by higher quality debt securities, but also (i) will likely have some quality and protective characteristics that, in the judgment of the rating agencies, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. Below-investment grade debt securities are rated below "Baa" by Moody's Investors Services, Inc., below "BBB" by Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc., comparably rated by another nationally recognized statistical rating organization or, if unrated, determined to be of comparable quality by the Sub-Advisor. See "Risks--Fixed-Income Securities Risk" and "Risks--Lower Grade Securities Risk."

                       Mortgage-Backed Securities. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property and include single- and multi-class pass-through securities and collateralized mortgage obligations. U.S. government mortgage-backed securities include mortgage-backed securities issued or guaranteed as to the payment of principal and interest (but not as to market value) by the Government National Mortgage Association (also known as Ginnie Mae), the Federal National Mortgage Association (also known as Fannie Mae), the Federal Home Loan Mortgage Corporation (also known as Freddie Mac) or other government-sponsored enterprises. Other mortgage-backed securities are issued by private issuers. Private issuers are generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. Payments of principal and interest (but not the market value) of such private mortgage-backed securities may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement. Non-governmental mortgage-backed securities may offer higher yields than those issued by government entities, but may also be subject to greater price changes than governmental issues.

                       Some mortgage-backed securities, such as collateralized mortgage obligations, make payments of both principal and interest at a variety of intervals; others make semi-annual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Stripped mortgage-backed securities are created when the interest and principal components of a mortgage-backed security are separated and sold as individual securities. In the case of a stripped mortgage-backed security, the holder of the principal-only, or "PO," security receives the principal payments made by the underlying mortgage, while the holder of the interest-only, or "IO," security receives interest payments from the same underlying mortgage.

                       Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties. These securities often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice, however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities' effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of the Fund's portfolio at the time the Fund receives the prepayments for reinvestment.

                       Residential mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of assets which include all types of residential mortgage products. See "Risks--REIT, Mortgage-Related and Asset-Backed Securities Risk."

                       Asset-Backed Securities. Asset-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of assets such as, among other things, motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, and receivables from revolving credit (credit card) agreements or a combination of the foregoing. These assets are securitized through the use of trusts and special purpose corporations. Credit enhancements, such as various forms of cash collateral accounts or letters of credit, may support payments of principal and interest on asset-backed securities. Although these securities may be supported by letters of credit or other credit enhancements, payment of interest and principal ultimately depends upon individuals paying the underlying loans or accounts, which payment may be adversely affected by general downturns in the economy. Asset-backed securities are subject to the same risk of prepayment described above with respect to mortgage-backed securities. The risk that recovery on repossessed collateral might be unavailable or inadequate to support payments, however, is greater for asset-backed securities than for mortgage-backed securities. See "Risks--REIT, Mortgage-Related and Asset-Backed Securities Risk."

USE OF FINANCIAL
LEVERAGE.............  The Fund is currently engaged in, and expects to continue to engage in, the use of Financial Leverage to seek to enhance the level of its current distributions to common shareholders. On February 2, 2010, the Fund entered into a committed facility agreement with BNP Paribas Prime Brokerage, Inc. ("BNP"), which currently has a maximum commitment amount of $25,000,000 (the "BNP Facility"). As of January 31, 2015, the principal amount of Borrowings under the BNP Facility was $25,000,000, representing approximately 19.55% of the Fund's Managed Assets. As of January 31, 2015, the Fund had no unutilized funds available for Borrowing under the BNP Facility. Prior approval from BNP will be required for Borrowings above $25,000,000 under the BNP Facility. There is no assurance that such approval will be obtained.

                       The Fund's common shares are junior in liquidation and distribution rights to amounts owed pursuant to the BNP Facility and any Leverage Instruments (as defined below) utilized by the Fund in the future. The issuance of Preferred Shares, if any, and Borrowings (each a "Leverage Instrument" and collectively, the "Leverage Instruments") represent the leveraging of the Fund's common shares. The issuance of additional Common Shares offered by this prospectus will enable the Fund to increase the aggregate amount of its leverage. If the Fund uses additional Leverage Instruments, associated costs, if any, will be borne immediately by common shareholders and result in a reduction of the net asset value of the common shares.

                       The use of Financial Leverage creates an opportunity for increased income and capital appreciation for common shareholders, but at the same time, it creates special risks that may adversely affect common shareholders. Because both the Advisor's and the Sub-Advisor's fees are based on Managed Assets (including assets obtained through leverage), both the Advisor's and the Sub-Advisor's fees are higher when the Fund is leveraged. There can be no assurance that a leveraging strategy will be successful during any period in which it is used. Leverage creates a greater risk of loss, as well as potential for more gain, for the common shares than if leverage is not used. The determination to use Financial Leverage is subject to the Board of Trustees' approval and the ability of the Fund to obtain Financial Leverage.

                       So long as the rate of return, net of applicable Fund expenses, on the Fund's portfolio investments purchased with leverage exceeds the then current interest rate or dividend rate on the Leverage Instruments, the Fund will generate more return or income than will be needed to pay such dividends or interest payments. In this event, the excess will be available to pay higher distributions to common shareholders. Conversely, if the income or gains from the securities and investments purchased with such proceeds does not cover the cost of leverage, the return to the common shares will be less than if leverage had not been used. When leverage is employed, the net asset value and market prices of the common shares and the yield to common shareholders will be more volatile.

                       There is no assurance that the Fund will utilize Financial Leverage in addition to the BNP Facility or, if additional Financial Leverage is utilized, that it will be successful in enhancing the level of the Fund's current distributions. The Fund may make further use of Financial Leverage through the issuance of notes or other senior securities to the extent permitted by the 1940 Act. However, it is possible that the Fund will be unable to obtain additional Financial Leverage. If the Fund is unable to increase its Financial Leverage after the issuance of additional Common Shares pursuant to this prospectus, there could be an adverse impact on the return to common shareholders. In addition, to the extent additional Financial Leverage is utilized, the Fund may consequently be subject to certain financial covenants and restrictions that are not currently imposed on the Fund. See "Use of Financial Leverage" and "Risks--Leverage Risk."

TAX MATTERS..........  Distributions with respect to the common shares will constitute dividends to the extent of the Fund's current and accumulated earnings and profits, as calculated for U.S. federal income tax purposes. Such dividends generally will be taxable as ordinary income to common shareholders, except to the extent they qualify as "qualified dividend income" as discussed below. Distributions of net capital gain that are designated by the Fund as capital gain dividends will be treated as long-term capital gains in the hands of common shareholders receiving such distributions. Distributions in excess of the Fund's current and accumulated profits will be treated as a return of capital to common shareholders. A "return of capital" represents a return on a shareholder's original investment in the Fund's common shares, and should not be confused with a dividend from earnings and profits. Upon the sale of common shares, common shareholders generally will recognize capital gain or loss measured by the difference between the sale proceeds received by the common shareholder and the shareholder's federal income tax basis in the common shares sold, as adjusted to reflect return of capital. A return of capital will reduce a common shareholder's adjusted tax basis in his or her common shares, with any amount distributed in excess of basis treated as capital gain. A reduction in tax basis can result in a greater amount of gain or a smaller amount of loss when a common shareholder sells such common shares. It is possible that a return of capital could cause a common shareholder to pay a tax on capital gains with respect to common shares that are sold for an amount less than the price originally paid for them. Accordingly, common shareholders should carefully review any written disclosure accompanying a distribution and should not assume that the source of payment is the Fund's income. In addition, certain distributions may constitute "qualified dividend income" for federal income tax purposes and thus will be eligible for the lower tax rates on qualified dividend income. See "Federal Tax Matters."

LISTING..............  The Fund's currently outstanding common shares are, and the Common Shares offered in this prospectus and any applicable prospectus supplement will be, subject to notice of issuance, listed on the NYSE under the trading or "ticker" symbol "FGB." The net asset value of the Fund's common shares at the close of business on January 30, 2015 was $7.20 per common share, and the last sale price of the common shares on the NYSE on such date was $7.47.

CORPORATE FINANCE
SERVICES AND
CONSULTING AGENT.....  Wells Fargo Advisors, LLC, as successor to Wachovia
                       Securities LLC, as successor to A.G. Edwards, serves as corporate finance services and consulting agent to the Advisor, pursuant to a Corporate Finance Services and Consulting Agreement between A.G. Edwards and the Advisor. See "Corporate Finance Services and Consulting Fee."

CUSTODIAN,
ADMINISTRATOR AND
TRANSFER AGENT.......  The Fund has retained The Bank of New York Mellon as custodian and BNY Mellon Investment Servicing (US) Inc. as administrator, fund accountant and transfer agent for the Fund. The Advisor and the Board of Trustees will be responsible for monitoring the activities of the custodian, administrator, fund accountant and transfer agent. See "Custodian, Administrator and Transfer Agent."

CLOSED-END
STRUCTURE............  Closed-end funds differ from open-end management investment companies (commonly referred to as mutual funds) in that closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder. By comparison, mutual funds issue securities redeemable at net asset value at the option of the shareholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset in-flows and out-flows that can complicate portfolio management, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund's investment objective(s) and policies. In addition, in comparison to open-end funds, closed-end funds have greater flexibility in their ability to make certain types of investments, including investments in illiquid securities.

                       Shares of closed-end funds listed for trading on a securities exchange frequently trade at a discount from their net asset value. The market price of such shares may be affected by net asset value, dividend or distribution levels and their stability (which in turn will be affected by levels of dividend or interest payments by the fund's portfolio holdings, the timing and success of the fund's investment strategies, regulations affecting the timing and character of fund distributions, fund expenses and other factors), supply of and demand for the shares, trading volume of the shares, general market, interest rate and economic conditions and other factors that may be beyond the control of a closed-end fund. The foregoing factors, among others, may result in the market price of the common shares of the Fund being greater than, less than or equal to net asset value.

                       The Board of Trustees has reviewed the structure of the Fund in light of its investment objectives and policies and has determined that the closed-end fund structure is appropriate. As described in this prospectus, however, the Board of Trustees may review periodically the trading range and activity of the Fund's common shares with respect to their net asset value and the Board of Trustees may take certain actions to seek to reduce or eliminate any such discount to net asset value. Such actions may include open market repurchases or tender offers for the common shares or the possible conversion of the Fund to an open-end investment company. There can be no assurance that the Board of Trustees will decide to undertake any of these actions or that, if undertaken, such actions would result in the common shares trading at a price equal to or close to net asset value per common share. In addition, as noted above, the Board of Trustees determined in connection with the initial offering of common shares of the Fund that the closed-end structure is desirable, given the Fund's investment objectives and policies. Investors should assume, therefore, that it is highly unlikely that the Board of Trustees would vote to convert the Fund to an open-end investment company. See "Structure of the Fund; Common Share Repurchases and Conversion to Open-End Fund."

SPECIAL RISK
CONSIDERATIONS.......  Risk is inherent in all investing. The following discussion summarizes the principal risks that you should consider before deciding whether to invest in the Common Shares. For additional information about the risks associated with investing in the Common Shares, see "Risks."

                       Investment and Market Risk. An investment in Common Shares is subject to investment risk, including the possible loss of the entire amount that you invest. An investment in Common Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Fund invests will affect the value of the Common Shares. The Common Shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions. If the Fund's net asset value declines or remains volatile, there is an increased risk that the Fund may be required to reduce outstanding leverage, which could adversely affect the price of the Fund's common shares and ability to pay distributions at historical levels.

                       Market Discount From Net Asset Value Risk. Although the Common Shares offered under this prospectus will be offered at a public offering price equal to or in excess of the net asset value per share of the Fund's common shares at the time such Common Shares are initially sold, shares of closed-end investment companies frequently trade at a discount from their net asset value. This characteristic is a risk separate and distinct from the risk that the Fund's net asset value per common share could decrease as a result of its investment activities and may be greater for investors expecting to sell their Common Shares in a relatively short period following completion of an offering under this prospectus and the applicable prospectus supplement. The net asset value of the Common Shares offered under this prospectus may be reduced immediately following an offering as a result of the payment of certain offering costs. Although the value of the Fund's net assets is generally considered by market participants in determining whether to purchase or sell common shares, whether investors will realize gains or losses upon the sale of the common shares will depend entirely upon whether the market price of the common shares at the time of sale is above or below the investor's purchase price for the common shares. Because the market price of the common shares will be determined by factors such as net asset value, dividend and distribution levels and their stability (which will in turn be affected by levels of dividend and interest payments by the Fund's portfolio holdings, the timing and success of the Fund's investment strategies, regulations affecting the timing and character of the Fund's distributions, the Fund's expenses and other factors), supply of and demand for the common shares, trading volume of the common shares, general market, interest rate and economic conditions and other factors that may be beyond the control of the Fund, the Fund cannot predict whether the Common Shares offered under this prospectus will trade at, below or above net asset value or at, below or above the public offering price thereof.

                       Market Impact Risk. The sale of the Common Shares (or the perception that such sales may occur) may have an adverse effect on prices in the secondary market for the Fund's common shares through increasing the number of shares available, which may put downward pressure on the market price for the Fund's common shares. These sales also might make it more difficult for the Fund to sell additional equity securities in the future at a time and price the Fund deems appropriate.

                       Specialty Finance and Other Financial Companies Risk. The profitability of specialty finance and other financial companies is largely dependent upon the availability and cost of capital funds, and may fluctuate significantly in response to changes in interest rates, as well as changes in general economic conditions. Any impediments to a specialty finance or other financial company's access to capital markets, such as those caused by general economic conditions or a negative perception in the capital markets of the company's financial condition or prospects, could adversely affect such company's business. From time to time, severe competition may also affect the profitability of specialty finance and other financial companies.

                       Specialty finance and other financial companies are subject to rapid business changes, significant competition, value fluctuations due to the investment of loans in particular industries significantly affected by economic conditions (such as real estate or energy) and volatile performance based upon the availability and cost of capital and prevailing interest rates. In addition, credit and other losses resulting from the financial difficulties of borrowers or other third parties potentially may have an adverse effect on companies in these industries.

                       During the financial crisis of 2008, negative developments initially relating to the subprime mortgage market and subsequently spreading to other parts of the economy adversely affected credit and capital markets worldwide and reduced the willingness of lenders to extend credit, thus making borrowing more difficult. In addition, the liquidity of certain debt instruments was reduced or eliminated due to the lack of available market makers. These and other negative economic events in the credit markets also led some financial firms to declare bankruptcy, forced short notice sales to competing firms or required government intervention. While the overall financing environment has improved since 2008, further credit losses or mergers, acquisitions, or bankruptcies of financial firms could make it difficult for specialty finance and other financial companies to obtain financing on favorable terms or at all, which would seriously affect the profitability of such firms. Furthermore, accounting rule changes, including with respect to the standards regarding the valuation of assets, consolidation in the financial industry and additional volatility in the stock market have the potential to significantly impact specialty finance companies as well.

                       Specialty finance and other financial companies in general are subject to extensive governmental regulation, which may change frequently. For example, recent laws and regulations contain provisions limiting the way financial firms and their holding companies are able to pay dividends, purchase their own common stock and compensate officers. Regulatory changes could cause business disruptions or result in significant loss of revenue to companies in which the Fund invests, and there can be no assurance as to the actual impact that these laws and their regulations will have on the financial markets and the Fund's investments in specialty finance and other financial companies. Specialty finance and other financial companies may be subject to greater governmental regulation than many other industries, and changes in governmental policies and the need for regulatory approval may have a material effect on the services offered by companies in the financial services industry. Governmental regulation may limit both the financial commitments banks can make, including the amounts and types of loans, and the interest rates and fees they can charge.

                       Under current regulations of the Securities and Exchange Commission ("SEC"), the Fund may not invest more than 5% of its total assets in the securities of any company that derives more than 15% of its gross revenues from securities brokerage, underwriting or investment management activities. In addition, the Fund may not acquire more than 5% of the outstanding equity securities, or more than 10% of the outstanding principal amount of debt securities, of any such company. This may limit the Fund's ability to invest in certain specialty finance and other financial companies.

                       Risks of Concentration in the Financials Sector. A fund concentrated in a single industry or group of industries is likely to present more risks than a fund that is broadly diversified over several industries or groups of industries. Compared to the broad market, an individual sector may be more strongly affected by changes in the economic climate, broad market shifts, moves in a particular dominant stock or regulatory changes. Because, under normal market conditions, the Fund invests 80% or more of its total assets in securities of companies within industries in the financial sector, it may be more susceptible to adverse economic or regulatory occurrences affecting this sector, such as changes in interest rates, loan concentration and competition.

                       Business Development Company Risk. Investments in closed-end funds that elect to be treated as BDCs may be subject to a high degree of risk. BDCs typically invest in and lend to small and medium-sized private and certain public companies that may not have access to public equity markets or capital raising. As a result, a BDC's portfolio typically will include a substantial amount of securities purchased in private placements, and its portfolio may carry risks similar to those of a private equity or private debt fund. Securities that are not publicly registered may be difficult to value and may be difficult to sell at a price representative of their intrinsic value. Small and medium-sized companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on the value of their stock than is the case with a larger company. Some BDCs invest substantially, or even exclusively, in one sector or industry group and therefore carry risk of that particular sector or industry group. To the extent a BDC focuses its investments in a specific sector, the BDC will be susceptible to adverse conditions and economic or regulatory occurrences affecting the specific sector or industry group, which tends to increase volatility and result in higher risk. Investments in BDCs are subject to various risks, including management's ability to meet the BDC's investment objective, and to manage the BDC's portfolio when the underlying securities are redeemed or sold, during periods of market turmoil and as investors' perceptions regarding a BDC or its underlying investments change. BDC shares are not redeemable at the option of the BDC shareholder and, as with shares of other closed-end funds, they may trade in the secondary market at a discount to their net asset value.

                       BDCs in which the Fund typically invests may employ the use of leverage in their portfolios through borrowings or the issuance of preferred stock. While leverage often serves to increase the yield of a BDC, this leverage also subjects the BDC to increased risks, including the likelihood of increased volatility and the possibility that the BDC's common share income may fall if the interest rate on any borrowings rises. During the last recession, U.S. and global capital markets experienced a period of disruption caused by the freezing of available credit, a lack of liquidity in the debt capital markets, significant losses in the principal value of investments and the failure of major financial institutions. These events had material and adverse consequences on the availability of debt and equity capital relied on by certain BDCs, and the companies in which they invest, to grow or otherwise increased the costs of such capital and/or resulted in less favorable terms and conditions, thereby decreasing the investment income or otherwise damaging the business of such BDCs. While current conditions have improved, a return of severe disruption and instability in the financial markets or deterioration in credit and financing conditions could have a material adverse effect on the profitability, financial condition and operations of the BDCs in which the Fund invests.

                       The Fund may be limited by provisions of the 1940 Act that generally limit the amount the Fund can invest in any one closed-end fund, including any one BDC, to 3% of the closed-end fund's total outstanding stock. As a result, the Fund may hold a smaller position in a BDC than if it were not subject to this restriction. To comply with the provisions of the 1940 Act, on any matter upon which BDC shareholders are solicited to vote, the Sub-Advisor may be required to vote shares of the BDC held by the Fund in the same general proportion as shares held by other shareholders of the BDC. The Fund will indirectly bear its proportionate share of any management and other operating expenses, and of any performance based or incentive fees, charged by the BDCs in which it invests, in addition to the expenses paid by the Fund.

                       REIT, Mortgage-Related and Asset-Backed Securities Risk. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An Equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A Mortgage REIT may be affected by the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not necessarily diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry.

                       REITs (especially Mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations may be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans, the interest rates on which are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to potentially fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

                       REITs may have limited financial resources and their securities may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities.

                       The previous economic recession negatively affected many businesses, including Equity REITs and Mortgage REITs. The cost and availability of credit to REITs was adversely affected by illiquid credit markets and wider credit spreads. In such market conditions, the ability of REITs and their tenants to timely refinance maturing liabilities and access the capital markets to meet liquidity needs may be limited, resulting in materially adverse effects to a REIT's financial condition and the value of its holdings.

                       In addition to REITs, the Fund may invest in a variety of other mortgage-related securities, including commercial mortgage securities and other mortgage-backed instruments. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates, and may reduce the market value of the securities. As a result, in a period of rising interest rates, mortgage-related securities held by the Fund may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk, which is the risk that borrowers may pay off their mortgages sooner than expected, particularly when interest rates decline. This can reduce the Fund's returns because the Fund may have to reinvest that money at lower prevailing interest rates.

                       Volatility in market conditions for mortgage-related and asset-backed securities as well as the broader financial markets may result in a significant contraction in liquidity for mortgages and mortgage-related assets. In addition, concerns over economic recession, unemployment, a declining real estate market, extensive defaults and credit losses may contribute to increased volatility in U.S. residential and commercial mortgage markets. During such periods of volatility, the value of the Fund's investments in mortgage-related and asset-backed securities may be adversely affected. In response to recent volatility, the U.S. government implemented programs designed to provide homeowners with assistance in avoiding residential mortgage loan foreclosures, which included mortgage loan modification programs. These programs and future legislative action and changes in the requirements necessary to qualify for financing and refinancing a mortgage with certain government agencies may also adversely affect the value of, and the returns on, the assets in which the Fund invests. The limited availability of credit in the economic environment described above in connection with Equity and Mortgage REITs also applies to the issuers of mortgage-related and asset-backed securities held by the Fund. The profitability of these firms may be adversely affected if they are unable to obtain cost-effective financing for their investments.

                       The Fund's investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

                       Management Risk and Reliance on Key Personnel. The Fund is subject to management risk because it has an actively managed portfolio. The Advisor and the Sub-Advisor will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. In addition, the implementation of the Fund's investment strategy depends upon the continued contributions of certain key employees of the Advisor and the Sub-Advisor, some of whom have unique talents and experience and would be difficult to replace. The loss or interruption of the services of a key member of the portfolio management team could have a negative impact on the Fund during the transitional period that would be required for a successor to assume the responsibilities of the position.

                       Potential Conflicts of Interest Risk. First Trust Advisors, Confluence and the portfolio managers have interests which may conflict with the interests of the Fund. In particular, First Trust Advisors and Confluence currently manage and may in the future manage and/or advise other investment funds or accounts with the same or substantially similar investment objective and strategies as the Fund. As a result, First Trust Advisors, Confluence and the Fund's portfolio managers must allocate their time and investment ideas across multiple funds and accounts. First Trust Advisors, Confluence and the Fund's portfolio managers may identify a limited investment opportunity that may be suitable for multiple funds and accounts, and the opportunity may be allocated among these several funds and accounts, which may limit the Fund's ability to take full advantage of the investment opportunity. Additionally, transaction orders may be aggregated for multiple accounts for purposes of execution, which may cause the price or brokerage costs to be less favorable to the Fund than if similar transactions were not being executed concurrently for other accounts. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and accounts. For example, a portfolio manager may determine that it would be in the interest of another account to sell a security that the Fund holds, potentially resulting in a decrease in the market value of the security held by the Fund.

                       The portfolio managers may also engage in cross trades between funds and accounts, may select brokers or dealers to execute securities transactions based in part on brokerage and research services provided to First Trust Advisors or Confluence which may not benefit all funds and accounts equally and may receive different amounts of financial or other benefits for managing different funds and accounts. Finally, First Trust Advisors or its affiliates may provide more services to some types of funds and accounts than others.

                       There is no guarantee that the policies and procedures adopted by First Trust Advisors, Confluence and the Fund will be able to identify or mitigate the conflicts of interest that arise between the Fund and any other investment funds or accounts that First Trust Advisors and/or Confluence may manage or advise from time to time. For further information on potential conflicts of interest and the terms of each of the investment management agreement between First Trust Advisors and the Fund and the sub-advisory agreement among First Trust Advisors, Confluence and the Fund, see "Investment Advisor" and "Sub-Advisor" in the SAI.

                       Value Investing Risk. The Fund focuses a portion of its investments on securities that the Sub-Advisor believes are undervalued or inexpensive relative to other investments. These types of securities may present risks in addition to the general risks associated with investing in them. These securities generally are selected on the basis of an issuer's business and economic fundamentals or the securities' current and projected credit profiles, relative to current market price. Such securities are subject to the risk of misestimating certain fundamental factors. Disciplined adherence to a "value" investment mandate during periods in which that style is "out of favor" can result in significant underperformance relative to overall market indices and other managed investment vehicles that pursue growth style investments and/or flexible style mandates.

                       Income Risk. The income common shareholders receive from the Fund is based primarily on the dividends and interest it earns from its investments, which can vary widely over the short and long-term. If prevailing market interest rates drop, distribution rates of the Fund's portfolio holdings of preferred securities and debt securities may decline which then may adversely affect the Fund's distributions on its common shares as well. The Fund's income also would likely be adversely affected when prevailing short-term interest rates increase and the Fund is utilizing Financial Leverage.

                       Leverage Risk. Part of the successful use of leverage depends on the Sub-Advisor's ability to predict or hedge correctly interest rate and market movements. Although the use of leverage by the Fund may create an opportunity for increased returns for the common shares, it also results in additional risks and can magnify the effect of any losses for the common shares. If the income and gains earned on securities and investments purchased with the leverage proceeds are greater than the cost of the leverage, the common shares' return will be greater than if leverage had not been used. Conversely, if the income or gains from the securities and investments purchased with such proceeds does not cover the cost of leverage, the return to the common shares will be less than if leverage had not been used. There is no assurance that a leveraging strategy will continue to be used or will be successful. Leverage involves risks and special considerations for common shareholders including:

                       o the likelihood of greater volatility of net asset value and market price of the common shares than a comparable portfolio without leverage;

                       o the risk that fluctuations in interest rates on Borrowings and short-term debt or in the dividend rates on any Preferred Shares that the Fund may pay will reduce the return to the common shareholders or will result in fluctuations in the dividends paid on the common shares;

                       o the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the common shares; and

                       o when the Fund uses leverage, the investment advisory fee payable to the Advisor (and by the Advisor to the Sub-Advisor) will be higher than if the Fund did not use leverage.

                       The issuance of Leverage Instruments by the Fund, in addition to Borrowings under the BNP Facility, involve offering expenses and other costs, including interest or dividend payments, which would be borne directly by the common shareholders. Increased operating costs, including the financing cost associated with any leverage, may reduce the Fund's total return. In addition, any turmoil in the credit markets could adversely impact borrowing availability and costs. Because common shareholders directly bear the cost of leverage, an increase in interest and dividend obligations on the Fund's Financial Leverage may reduce the total return to common shareholders.

                       While the Fund may from time to time consider reducing leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and net asset value associated with leverage, there can be no assurance that the Fund will actually reduce leverage in the future or that any reduction, if undertaken, will benefit the common shareholders. Changes in the future direction of interest rates are very difficult to predict accurately. If the Fund were to reduce leverage based on a prediction about future changes to interest rates, and that prediction turned out to be incorrect, the reduction in leverage would likely operate to reduce the income and/or total returns to common shareholders relative to the circumstance if the Fund had not reduced leverage. The Fund may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and common share price if the prediction were to turn out to be correct, and determine not to reduce leverage as described above.

                       The funds borrowed pursuant to a borrowing program (such as a credit line or commercial paper program) or obtained through the issuance of Preferred Shares constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The rights of lenders to receive payments of interest on and repayments of principal of any Borrowings made by the Fund under a borrowing program are senior to the rights of holders of common shares and the holders of Preferred Shares, with respect to the payment of dividends or upon liquidation. Certain types of leverage may result in the Fund being subject to covenants relating to asset coverage and portfolio composition and may impose special restrictions on the Fund's use of various investment techniques or strategies or in its ability to pay dividends and other distributions on common shares in certain instances. The Fund may not be permitted to declare dividends or other distributions, including dividends and distributions with respect to common shares or Preferred Shares, or purchase common shares or Preferred Shares unless, at the time thereof, the Fund meets these asset coverage and portfolio composition requirements and no event of default exists under any borrowing program. In addition, the Fund may not be permitted to pay dividends on common shares unless all dividends on the Preferred Shares and/or accrued interest on Borrowings have been paid, or set aside for payment. In an event of default under a borrowing program, the lenders have the right to cause a liquidation of collateral (i.e., sell assets of the Fund) and, if any such default is not cured, the lenders may be able to control the liquidation as well. The Fund also may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the Preferred Shares or other leverage securities issued by the Fund. These guidelines may impose asset coverage or Fund composition requirements that are more stringent than those imposed by the 1940 Act. The Sub-Advisor does not believe that these covenants or guidelines will impede it from managing the Fund's portfolio in accordance with the Fund's investment objectives and policies.

                       The loan documents under the BNP Facility include provisions that restrict the Fund's ability to pledge its assets and contains customary events of default including failure of the Fund to meet the asset coverage test of the 1940 Act. There is no assurance that the Fund will not violate financial covenants relating to Financial Leverage in the future. In such event, the Fund may be required to repay all outstanding Borrowings immediately. In order to repay such amounts the Fund may be required to sell assets quickly which could have a material adverse effect on the Fund and could trigger negative tax implications. In addition, the Fund would be precluded from declaring or paying any distribution on the common shares during the continuance of such event of default.

                       It is possible that the Fund will be unable to obtain additional leverage. If the Fund is unable to increase its Financial Leverage after the issuance of additional Common Shares pursuant to this prospectus and the applicable prospectus supplement, there could be an adverse impact on the return to common shareholders. See "Risks--Leverage Risk."

                       Common Stock Risk. Investments in common stocks and other equity securities involve the risk that such securities held by the Fund will fall in value due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, and the particular circumstances and performance of individual companies whose securities the Fund holds. For example, an adverse event, such as an unfavorable earnings report, may depress the value of equity securities of an issuer held by the Fund; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks and other equity securities held by the Fund. In addition, the common stock of an issuer held in the Fund's portfolio may decline in price if the issuer of such common stock fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. While broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

                       Master Limited Partnership Risk. Investments in MLP interests are subject to the risks generally applicable to companies in the energy and natural resources sectors, including commodity pricing risk, supply and demand risk, depletion risk and exploration risk. An investment in MLP interests involves risks that differ from a similar investment in equity securities, such as common stock, of a corporation. Holders of MLP interests have the rights typically afforded to limited partners in a limited partnership. As compared to common stockholders of a corporation, holders of MLP interests may have more limited control and limited rights to vote on matters affecting the partnership. Additionally, conflicts of interest may exist among common unit holders, subordinated unit holders and the general partner or managing member of an MLP; for example, a conflict may arise as a result of incentive distribution payments.

                       There are certain tax risks associated with the MLP interests in which the Fund may invest, including the risk that U.S. taxing authorities could challenge the Fund's treatment for federal income tax purposes of MLPs. These tax risks, and any adverse determination with respect thereto, could have a negative impact on the after-tax income available for distribution by MLPs and/or the value of the Fund's investments. There can be no assurance that future changes to Canadian and U.S. tax laws or tax rules would not adversely affect the Fund's investments in MLP interests or the value of the common shares.

                       The types of MLPs in which the Fund may invest historically have made cash distributions to limited partners or members that exceed the amount of taxable income allocable to limited partners or members, due to a variety of factors, including significant non-cash deductions, such as depreciation and depletion. If cash distributions from an MLP exceed the taxable income reported in a particular tax year, a portion of the excess cash distribution would not be treated as income to the Fund in that tax year but would rather be treated as a return of capital for federal income tax purposes to the extent of the Fund's basis in its MLP units. The Fund's tax basis in its MLP units is the amount paid for the units, increased by the Fund's allocable share of net income and gains and the MLP's debt, if any, and capital contributions to the MLP, and decreased for any distributions received by the Fund, by the Fund's allocable share of net losses and by reductions in the Fund's allocable share of the MLP's debt, if any. Thus, although cash distributions in excess of taxable income and net tax losses may create a temporary economic benefit to the Fund, they will increase the amount of gain (or decrease the amount of loss) on the sale of an interest in an MLP.

                       Fixed-Income Securities Risk. In addition to the other risks discussed in this prospectus regarding certain fixed-income investments, debt securities, including high-yield securities, are subject to certain additional risks, including issuer/credit risk, interest rate risk, call or prepayment risk and reinvestment risk. See "Risks--Fixed-Income Securities Risk."

                       Lower Grade Securities Risk. Investment in below-investment grade debt securities, commonly referred to as "high-yield" or "junk" bonds, may involve a substantial risk of loss as they are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal when due and are susceptible to default or decline in market value due to adverse economic and business developments. These securities are generally less liquid than investment grade debt securities as well. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. In addition, lower rated securities and comparable unrated securities present a higher degree of credit risk. The risk of loss due to default by these issuers is significantly greater because such lower rated securities and unrated securities of comparable quality generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. For these reasons, your investment in the Fund could be subject to the following specific risks: (i) increased price sensitivity to changing interest rates and to a deteriorating economic environment; (ii) greater risk of loss due to default or declining credit quality; (iii) adverse company specific events more likely to render the issuer unable to make interest and/or principal payments;

                       and (iv) negative perception of the high-yield market which may depress the price and liquidity of high-yield securities. See "Risks--Lower Grade Securities Risk."

                       Tax Risk. The extent to which the Fund may invest in securities issued by MLP interests may be limited by the Fund's intention to qualify as a regulated investment company ("RIC") for federal income tax purposes. Failure in any year for the Fund to qualify as a RIC under applicable federal tax laws would result in the Fund being subject to tax as an ordinary corporation, which would have a material and adverse effect on the earnings and distributions of the Fund. See "Risks--Tax Risk" and "Federal Tax Matters."

                       Non-Diversification Risk. The Fund is, and certain of the BDCs in which the Fund may invest may be, classified as "non-diversified" under the 1940 Act. A non- diversified fund has the ability to invest more of its assets in securities of a single issuer than if it were classified as a "diversified" fund, which may increase volatility. If the Fund's investment in a BDC, or a BDC's investment in an issuer, represents a relatively significant percentage of the Fund's or the BDC's portfolio, as applicable, the value of the respective portfolio will be more impacted by a change in value on that investment than if the portfolio were more diversified.

                       Inflation/Deflation Risk. Inflation risk is the risk that the value of the Fund's assets or income from the Fund's investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions can decline. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund's Financial Leverage could increase, which could further reduce returns to common shareholders. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse affect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund's portfolio.

                       Market and Economic Developments. The Fund's performance was adversely impacted by the weakness in the credit markets and broad stock market that occurred in 2008, and may again be adversely affected if the weakness in the credit and stock markets reoccur. In response to the financial crises affecting the banking system and financial markets, the U.S. and foreign governments have intervened to an unprecedented degree in the financial and credit markets. Among other things, U.S. government regulators have encouraged, and in some cases structured and provided financial assistance for, banks, securities firms, insurers and other financial companies. Existing and future government intervention programs could have an impact on the securities markets. There can be no assurance that any or all of these measures will succeed in preventing extreme levels of volatility. Such volatility could materially and adversely affect the financial condition of the Fund, the performance of the Fund's investments (including dividends paid by companies in which the Fund invests) and the trading price of the Fund's common shares.

                       Market Disruption and Geopolitical Risk. Ongoing U.S. military and related action throughout the world, as well as the continuing threat of terrorist attacks, could have significant adverse effects on the U.S. economy, the stock market and world economies and markets generally. A disruption of financial markets due to terrorist attacks or otherwise could adversely affect Fund service providers and/or the Fund's operations as well as interest rates, secondary trading, credit risk, inflation and other factors relating to the common shares. Below-investment grade securities tend to be more volatile than higher-rated securities so that these events and any actions resulting from them may have a greater impact on the prices and volatility of below-investment grade securities than on higher-rated securities. The Fund cannot predict the effects or likelihood of similar events in the future on the U.S. and world economies, the value of the Common Shares or the net asset value of the Fund.

                       Anti-Takeover Provisions. The Fund's Declaration of Trust and By-Laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could have the effect of depriving the common shareholders of opportunities to sell their common shares at a premium over the then current market price of the common shares. See "Certain Provisions in the Declaration of Trust and By-Laws."

                            SUMMARY OF FUND EXPENSES

   The following table and example contains information about the costs and expenses that common shareholders will bear directly or indirectly. In accordance with SEC requirements, the table below shows the Fund's expenses, including leverage costs, as a percentage of the Fund's net assets as of November 30, 2014, and not as a percentage of gross assets or Managed Assets. By showing expenses as a percentage of net assets, expenses are not expressed as a percentage of all the assets the Fund invests. The table and example are based on the Fund's capital structure as of November 30, 2014. As of that date, the Fund had $25,000,000 of leverage outstanding pursuant to the BNP Facility. Such leverage represented 18.46% of total assets as of November 30, 2014.

SHAREHOLDER TRANSACTION EXPENSES:
Sales Load (as a percentage of offering price) ...............................................................   -- %*
Offering Expenses Borne by the Common Shareholders (as a percentage of offering price)(1) ....................   -- %*
Dividend Reinvestment Plan Fees ..............................................................................  None(2)

                                                                                       PERCENTAGE OF NET ASSETS
                                                                                    ATTRIBUTABLE TO COMMON SHARES,
                                                                               (ASSUMES 18.46% LEVERAGE IS OUTSTANDING)
                                                                               ----------------------------------------
ANNUAL EXPENSES:
Management Fees(3)................................................................................ 1.23%
Interest and Fees on Leverage(4).................................................................. 0.19%
Other Expenses.................................................................................... 0.28%
Acquired Fund (BDC) Fees and Expenses(5).......................................................... 7.86%
Total Annual Expenses............................................................................. 9.56%
                                                                                                   =====
Fee and Expense Reimbursement.....................................................................    --%
                                                                                                   ------
     Total Net Annual Expenses.................................................................... 9.56%
                                                                                                   ======

--------------------------------------------------------------------------------

* The applicable prospectus supplement to be used in connection with any sales of Common Shares will set forth any applicable sales load and the estimated offering expenses borne by the Fund.

(1)   The Fund will pay all offering costs other than the sales load.

(2) You will pay brokerage charges if you direct BNY Mellon Investment Servicing (US) Inc., as agent for the Common Shareholders Dividend Reinvestment Plan, to sell your Common Shares held in a dividend reinvestment account.

(3) Represents the aggregate fee payable to the Advisor (and by the Advisor to the Sub-Advisor).

(4) Interest and fees on leverage in the table reflect the cost to the Fund of Borrowings, expressed as a percentage of the Fund's net assets as of November 30, 2014, based on interest rates in effect as of November 30, 2014. The table assumes total Borrowings of $25,000,000, which reflects leverage in an amount representing 18.46% of total assets. The Borrowings bear interest at variable rates.

(5) Fund investors will bear not only the Fund's management fees and operating expenses, but also the fees and expenses (including any interest expenses and other leverage costs) of any other investment companies, including BDCs, in which the Fund may invest ("Acquired Funds"). Certain of the Acquired Funds may pay performance based or incentive fees based upon an increase, if any, in the net asset value of such Acquired Fund, typically up to 20% of returns above a pre-determined hurdle rate. Estimates of such Acquired Fund fees and expenses, including any interest expenses, are based upon current fiscal year performance of representative Acquired Funds, and such fees and expenses may be substantially higher or lower in the future because certain fees are based on the performance of the Acquired Funds, which may fluctuate over time. Investors would not bear the Fund's management fees and operating expenses set forth above if they invested directly in such Acquired Funds.

   The purpose of the tables above and the example below is to help you understand all fees and expenses that you, as a holder of Common Shares, would bear directly or indirectly. The expenses shown in the tables under "Other Expenses," "Acquired Fund (BDC) Fees and Expenses" and "Total Net Annual Expenses" are based on estimated amounts for the Fund's 12 months of operations after November 30, 2014 unless otherwise indicated and assumes that the Fund has not issued any additional common shares.

   The following examples illustrate the expenses that you would pay on a $1,000 investment in Common Shares, assuming: (i) total annual expenses of 9.56% of net assets attributable to Common Shares through year 10, (ii) a 5% annual return and (iii) all distributions are reinvested at net asset value:(1)

              1 YEAR        3 YEARS        5 YEARS        10 YEARS
                $93           $268           $426           $764

--------------------------

(1) This example does not include sales load or estimated offering costs. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. The example assumes that the estimated "Other Expenses" set forth in the Annual Expenses table are accurate, that all dividends and distributions are reinvested at net asset value and that the Fund is engaged in leverage of 18.46% of total assets, assuming interest and fees on leverage of 0.86%. The interest and fees on leverage is expressed as an interest rate and represents interest and fees payable on the BNP Facility. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

                              FINANCIAL HIGHLIGHTS

   The information in the following table shows selected data for a common share outstanding throughout each period listed below. The information in this table for the year ended November 30, 2014 and each of the prior years then ended is derived from the Fund's financial statements audited by Deloitte & Touche LLP, whose report on the 2014 financial statements and the financial highlights for the five years in the period then ended is contained in the Fund's 2014 Annual Report. The 2014 Annual Report is incorporated by reference into the Fund's SAI and is available from the Fund upon request.

                                                      YEAR            YEAR            YEAR            YEAR
                                                      ENDED           ENDED           ENDED           ENDED
                                                   11/30/2014      11/30/2013      11/30/2012      11/30/2011
                                                  ------------    ------------    ------------    ------------
Net asset value, beginning of period ...........   $     8.61      $     7.85      $     6.98      $     7.69
                                                   ----------      ----------      ----------      ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) ...................         0.65            0.62            0.59            0.66
Net realized and unrealized gain (loss) ........        (0.85)           0.81            0.93           (0.74)
                                                   ----------      ----------      ----------      ----------
Total from investment operations ...............        (0.20)           1.43            1.52           (0.08)
                                                   ----------      ----------      ----------      ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income ..........................        (0.66)          (0.67)          (0.65)          (0.63)
Return of capital ..............................        (0.03)             --           (0.00) (a)      (0.00) (a)
                                                   ----------      ----------      ----------      ----------
Total distributions to Common Shareholders .....        (0.69)          (0.67)          (0.65)          (0.63)
                                                   ----------      ----------      ----------      ----------
Net asset value, end of period .................   $     7.72      $     8.61      $     7.85      $     6.98
                                                   ==========      ==========      ==========      ==========
Market value, end of period ....................   $     8.58      $     8.19      $     8.07      $     6.20
                                                   ==========      ==========      ==========      ==========
TOTAL RETURN BASED ON NET ASSET VALUE (b) ......        (2.44)%         18.91%          22.48%          (1.01)%
                                                   ==========      ==========      ==========      ==========
TOTAL RETURN BASED ON MARKET VALUE (b) .........        14.00%          10.03%          41.76%          (9.84)%
                                                   ==========      ==========      ==========      ==========

--------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ...........   $  110,395      $  123,081      $  112,133      $   99,697
Ratio of total expenses to average net assets...         1.71%           1.73%           1.83%           1.85%
Ratio of total expenses to average net assets
  excluding interest expense ...................         1.52%           1.50%           1.55%           1.58%
Ratio of net investment income (loss) to average
  net assets ...................................         8.00%           7.51%           7.81%           8.32%
Portfolio turnover rate ........................           14%             13%             18%             11%
INDEBTEDNESS:
Total loan outstanding (in 000's) ..............   $    25,000     $   25,000      $   23,000      $   20,000
Asset coverage per $1,000 of indebtedness (c)...   $     5,416     $    5,923      $    5,875      $    5,985

-----------------------------

(a)   Amount represents less than $0.01 per share.

(b) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

(c) Calculated by taking the Fund's total assets less the Fund's total liabilities (not including the loan outstanding) and dividing by the loan outstanding in 000's.

                                                      YEAR            YEAR           YEAR            PERIOD
                                                      ENDED           ENDED          ENDED           ENDED
                                                   11/30/2010      11/30/2009    11/30/2008 (b)  11/30/2007 (a)
                                                  ------------    ------------   --------------  --------------
Net asset value, beginning of period............   $     5.98      $     4.51      $    13.73      $    19.10 (c)
                                                   ----------      ----------      ----------      ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)....................         0.56            0.65            1.02            0.70
Net realized and unrealized gain (loss).........         1.76            1.43           (8.88)          (5.32)
                                                   ----------      ----------      ----------      ----------
Total from investment operations................         2.32            2.08           (7.86)          (4.62)
                                                   ----------      ----------      ----------      ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income...........................        (0.59)          (0.55)          (1.27)          (0.71)
Net realized gain...............................           --              --              --              --
Return of capital...............................        (0.02)          (0.06)          (0.09)             --
                                                   ----------      ----------      ----------      ----------
Total from distributions........................        (0.61)          (0.61)          (1.36)          (0.71)
                                                   ----------      ----------      ----------      ----------
Net asset value, end of period..................   $     7.69      $     5.98      $     4.51      $    13.73
                                                   ==========      ==========      ==========      ==========
Market value, end of period.....................   $     7.50      $     5.43      $     3.29      $    14.23
                                                   ==========      ==========      ==========      ==========
TOTAL RETURN BASED ON NET ASSET VALUE (d).......        40.04%          56.00%         (61.38)%        (24.53)%
                                                   ==========      ==========      ==========      ==========
TOTAL RETURN BASED ON MARKET VALUE (d)..........        50.41%          94.18%         (72.80)%        (25.36)%
                                                   ==========      ==========      ==========      ==========
-------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)............   $  109,861      $   85,069      $   64,208      $  193,070
Ratio of total expenses to average net assets...         1.83%           2.29%           2.72%           1.99% (e)
Ratio of total expenses to average net assets
  excluding interest expense and fees...........         1.58%           1.94%           1.73%           1.41% (e)
Ratio of net investment income (loss) to average
  net assets....................................         7.93%          13.36%           9.53%           8.64% (e)
Portfolio turnover rate ........................           24%             20%             15%              3%
INDEBTEDNESS:
Total loan outstanding (in 000's)...............   $   18,000      $   14,350      $   11,450      $   36,000
Asset coverage per $1,000 of indebtedness (f)...   $    7,103      $    6,928      $    6,608      $    6,363

--------------------

(a) Initial seed date of April 23, 2007. The Fund commenced operations on May 25, 2007.

(b) On July 29, 2008, Confluence Investment Management LLC became the sub-advisor to the Fund.

(c)   Net of sales load of $0.90 per share on initial offering.

(d) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

(e)   Annualized.

(f) Calculated by taking the Fund's total assets less the Fund's total liabilities (not including the loan outstanding) and dividing by the loan outstanding in 000's.

                     MARKET AND NET ASSET VALUE INFORMATION

   The Fund's currently outstanding common shares are, and the Common Shares offered by this prospectus and the applicable prospectus supplement, subject to notice of issuance, will be, listed on the NYSE. The Fund's common shares commenced trading on the NYSE on May 25, 2007.

   The Fund's common shares have traded both at a premium and at a discount in relation to net asset value. Shares of closed-end investment companies frequently trade at a discount from net asset value. The Fund's issuance of the Common Shares may have an adverse effect on prices in the secondary market for the Fund's common shares by increasing the number of common shares available, which may put downward pressure on the market price for the Fund's common shares. See "Risks--Market Discount From Net Asset Value."

   The following table sets forth for each of the periods indicated the high and low closing market prices for common shares of the Fund on the NYSE, the net asset value per share and the premium or discount to net asset value per share at which the Fund's common shares were trading. Net asset value is determined daily as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern
Time). See "Net Asset Value" for information as to the determination of the Fund's net asset value.


                                                                                        PREMIUM/(DISCOUNT)
                                           MARKET PRICE(1)       NET ASSET VALUE (2)   TO NET ASSET VALUE(3)
QUARTER ENDED                              HIGH       LOW          HIGH      LOW         HIGH        LOW
September 28, 2007.....................   $19.99     $13.55      $18.70    $14.44       9.40%      -9.43%
December 31, 2007......................   $16.26     $11.55      $16.95    $12.84       9.01%     -16.61%
March 31, 2008.........................   $13.75     $11.24      $14.34    $11.17       9.94%     -11.36%
June 30, 2008..........................   $14.10      $9.00      $13.10     $9.73       9.30%      -9.98%
September 30, 2008.....................    $9.64      $6.80       $9.97     $8.14      -0.44%     -24.13%
December 31, 2008......................    $7.19      $2.27       $8.67     $3.42      -4.87%     -33.63%
March 31, 2009.........................    $4.88      $1.82       $5.50     $2.35      -5.61%     -22.55%
June 30, 2009..........................    $4.58      $3.21       $4.82     $3.58      -3.17%     -13.14%
September 30, 2009.....................    $5.54      $3.93       $6.12     $4.48      -5.37%     -13.32%
December 31, 2009......................    $5.98      $5.20       $6.50     $5.65      -4.67%     -11.53%
March 31, 2010.........................    $7.09      $5.53       $7.38     $6.26      -1.50%     -12.36%
June 30, 2010..........................    $8.04      $6.09       $7.93     $6.41      10.14%      -6.16%
September 30, 2010.....................    $7.28      $6.23       $7.45     $6.48       1.82%      -6.15%
December 31, 2010......................    $8.02      $7.13       $8.15     $7.43       0.00%      -6.70%
March 31, 2011.........................    $8.43      $7.71       $8.42     $7.67       4.20%      -5.48%
June 30, 2011..........................    $8.25      $7.22       $8.23     $7.55       1.90%      -5.12%
September 30, 2011.....................    $7.65      $5.82       $7.92     $6.25      -0.61%     -11.14%
December 30, 2011......................    $6.61      $5.52       $7.27     $6.02      -6.25%     -11.68%
March 30, 2012.........................    $7.30      $6.46       $7.68     $7.09      -1.75%      -8.99%
June 29, 2012..........................    $7.46      $6.88       $7.66     $6.98       1.99%      -6.19%
September 28, 2012.....................    $8.12      $7.35       $8.32     $7.73       1.37%      -6.13%
December 31, 2012......................    $8.45      $7.40       $8.28     $7.35       4.98%      -4.25%
March 28, 2013.........................    $8.97      $8.00       $8.66     $8.22       4.07%      -2.68%
June 28, 2013..........................    $8.82      $8.16       $8.80     $7.84       5.23%      -2.75%
September 30, 2013.....................    $8.91      $7.96       $8.54     $7.81       6.99%      -2.20%
December 31, 2013......................    $8.44      $7.74       $8.61     $8.05       0.84%      -7.05%
March 31, 2014.........................    $8.17      $7.70       $8.75     $8.15      -3.82%      -7.77%
June 30, 2014..........................    $8.11      $7.54       $8.44     $7.81      -0.50%      -7.13%
September 30, 2014.....................    $8.85      $7.90       $8.47     $7.65       9.28%      -5.58%
December 31, 2014......................    $8.58      $7.21       $7.90     $6.95      14.97%       0.55%

   The last reported sale price, net asset value per share and percentage premium to net asset value per share of the common shares as of January 30, 2015 were $7.47, $7.20 and 3.75%, respectively. As of January 31, 2015, the Fund had 14,299,599 common shares outstanding and net assets of the Fund were $102,901,005.

(1)   Based on high and low closing market price for the respective quarter.

(2) Based on the net asset value calculated on the day of the high and low closing market prices, as applicable, as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time).

(3)   Calculated based on the information presented.

                                    THE FUND

   The Fund is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). The Fund was organized on March 20, 2007 as a Massachusetts business trust pursuant to a Declaration of Trust (the "Declaration of Trust"). On May 25, 2007, the Fund issued an aggregate of 12,300,000 common shares in its initial public offering. Pursuant to an overallotment option, the Fund issued an additional 1,725,000 common shares for a total of 14,025,000. The Fund's currently outstanding common shares are, and the Common Shares offered in this prospectus and any applicable prospectus supplement will be, listed on the NYSE under the symbol "FGB." The Fund's principal office is located at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. Investment in the Fund involves certain risks and special considerations, including risks associated with the Fund's use of leverage.

   The following table provides information about the Fund's outstanding securities as of January 31, 2015:


                                               AMOUNT HELD BY
                                 AMOUNT        THE FUND OR FOR     AMOUNT
  TITLE OF CLASS               AUTHORIZED        ITS ACCOUNT     OUTSTANDING
  Common shares..............   Unlimited             0          14,299,599

                                USE OF PROCEEDS

   Unless otherwise specified in a prospectus supplement, the Fund will invest the net proceeds from any sales of Common Shares in accordance with the Fund's investment objectives and policies as stated below, or use such proceeds for other general corporate purposes. Pending any such use, the proceeds may be invested in cash, cash equivalents or other securities.

                             THE FUND'S INVESTMENTS

INVESTMENT OBJECTIVES AND POLICIES

   The Fund's primary investment objective is to seek a high level of current income. The Fund seeks attractive total return as a secondary objective. There can be no assurance that the Fund's investment objectives will be achieved.

   Under normal market conditions, the Fund seeks to achieve its investment objectives by investing at least 80% of its Managed Assets (as defined below) in a portfolio of securities of specialty finance and other financial companies that the Sub-Advisor believes offer attractive opportunities for income and capital appreciation. Specialty finance companies are companies that provide financing to borrowers with capital needs that are different relative to traditional borrowers, who typically utilize commercial banks or public debt markets to meet their financing requirements. The borrowers to which a specialty finance company may provide financing include smaller and/or private entities that are unable to effectively access public debt markets and entities with highly specialized business niches that have unique borrowing profiles and are often outside the scope of traditional commercial bank lending. The other financial companies in which the Fund may invest include banks, savings institutions, brokerage firms, investment management companies, insurance companies, holding companies of the foregoing and companies that provide related services to such companies.

   The Fund is not limited with respect to its investments in securities issued by specific categories of specialty finance and other financial companies. Under normal market conditions, the Fund will concentrate its investments in a group of industries in the financial sector which is comprised of specialty finance companies, banks, savings institutions, brokerage firms, investment management companies, insurance companies, holding companies of the foregoing and companies that provide related services to such companies. The concentration of the Fund's assets in a group of industries is likely to present more risks than a fund that is broadly diversified over several industries or groups of industries. See "Risks--Risks of Concentration in the Financials Sector." In addition, the Fund focuses a portion of its investments on securities that the Sub-Advisor believes are undervalued or inexpensive relative to other investments. See "The Fund's Investments--Investment Philosophy and Process" for a discussion of how the Sub-Advisor seeks to identify undervalued or inexpensive investments. These types of securities may present risks in addition to the general risks associated with investing in them. See "Risks--Value Investing Risk."

   The Advisor and the Sub-Advisor believe that specialty finance companies may be attractive for investors seeking high levels of current income in that many specialty finance companies are "pass-through" entities, in which the income of the company is treated as the income of the shareholders--i.e., cash flow is not taxed at the entity level. One type of specialty finance company, business development companies ("BDCs"), has emerged as a significant alternative to traditional capital providers, such as commercial banks and other financial institutions. Other examples of specialty finance companies that typically pass cash flow through to its investors without being taxed at the entity level include categories of real estate investment trusts ("REITs") providing commercial or residential mortgage financing or lease financing. As of November 30, 2014, BDCs and REITs represented 83.5% and 11.1%, respectively, of the Fund's Managed Assets. These percentages are expected to vary over time as market conditions change. See "--Portfolio Composition--Specialty Finance Companies" below. "Managed Assets" means the average daily gross asset value of the Fund (which includes assets attributable to the Fund's Preferred Shares, if any, and the principal amount of Borrowings), minus the sum of the Fund's accrued and unpaid dividends on any outstanding Preferred Shares and accrued liabilities (other than the principal amount of any Borrowings incurred and the liquidation preference of any outstanding Preferred Shares).

   The Fund does not intend to enter into derivative transactions as a principal part of its investment strategy. However, the Fund may enter into derivative transactions to seek to manage the risks of the Fund's portfolio securities or for other purposes to the extent the Sub-Advisor determines that the use of derivative transactions is consistent with the Fund's investment objectives and policies and applicable regulatory requirements. Certain of the Fund's derivative transactions, if any, may provide investment leverage to the Fund's portfolio. See "Risks--Leverage Risk" below and "Other Investment Strategies and Techniques--Derivative Transactions" in the SAI for more information about these techniques.

   The Fund's investment objectives and certain of the investment restrictions listed in the Fund's Statement of Additional Information ("SAI") are considered fundamental and may not be changed without approval by holders of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act, which includes common shares and Preferred Shares, if any, voting together as a single class, and the holders of the outstanding Preferred Shares, if any, voting as a single class. The remainder of the Fund's investment policies, including its investment strategy, are considered non-fundamental and may be changed by the Fund's Board of Trustees (the "Board of Trustees") without shareholder approval, provided that shareholders receive at least 60 days' prior written notice of any such change adopted by the Board of Trustees. As defined in the 1940 Act, when used with respect to particular shares of the Fund, a "majority of the outstanding" voting securities means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less.

INVESTMENT PHILOSOPHY AND PROCESS

   With over 120 years of aggregate portfolio management experience, Confluence's professionals have invested in a wide range of specialty finance and other financial company securities during various market cycles in their attempt to provide attractive risk-adjusted returns to their clients. Confluence employs a value-oriented management style, seeking to invest in attractive opportunities at discounted valuations. Confluence believes this philosophy can enhance long-term total return while limiting downside risk.

   When evaluating financial companies, Confluence performs company-specific analysis, evaluating the capability, resources and track records of management teams. The ability to consistently deliver attractive returns to shareholders while prudently making sound capital allocation decisions are of high importance. Confluence also evaluates the nature of risks embedded in a financial company's primary business, as well as risks systemic to industries and the broader sector.

   Valuation plays a critical role in portfolio construction. Confluence believes that an important way to address risk is by not overpaying for assets. Therefore, investments are made with a discipline that involves the evaluation of company, industry, sector and market valuations. Security selection is made with consideration of the entire portfolio, in addition to the analytical work performed at the individual company level. Securities may be sold when valuations rise, business fundamentals deteriorate or when better alternatives arise.

PORTFOLIO COMPOSITION

   The Fund's portfolio is composed principally of the following investments. Additional information on the Fund's investment policies and restrictions and the Fund's portfolio investments, including non-principal investments in which the Fund currently invests or may in the future invest, is contained in the SAI.

   Specialty Finance and Other Financial Companies. Specialty finance companies and other financial companies invest in a wide range of securities and financial instruments, including but not limited to private debt and equity, secured and unsecured debt, trust preferred securities, subordinated debt, and preferred and common equity as well as other equity-linked securities. These various securities offer distinct risk/reward features and have risk/reward profiles that may change as market conditions adjust to the growth or contraction of the overall economy. Under normal market conditions, the Sub-Advisor may invest the Fund's Managed Assets in specialty finance companies with exposure to some or all of these kinds of securities.

   Specialty finance companies provide capital or financing to businesses within specified market segments. These companies are often distinguished by their market specializations which allow them to focus on the specific financial needs of their clients. Specialty finance companies often engage in asset-based and other forms of non-traditional financing activities (i.e., by providing financing to borrowers that are unable to access traditional forms of financing such as through commercial bank lending or by accessing the public debt markets). While they generally compete against traditional financial institutions with broad product lines and, often, greater financial resources, specialty finance companies seek competitive advantage by focusing their attention on market niches, which may provide them with deeper knowledge of their target market and its needs. Specialty finance companies include mortgage specialists to certain consumers, equipment leasing specialists to certain industries and equity or debt-capital providers to certain small businesses. Specialty finance companies often utilize tax-efficient or other non-traditional structures, such as BDCs and REITs. See "Risks--Specialty Finance and Other Financial Companies Risk." For a discussion of the specific types of other financial companies in which the Fund may invest, see "Additional Information About the Fund's Investments and Investment Risks" in the SAI.

         Business Development Companies. BDCs are a type of closed-end fund regulated under the 1940 Act, whose shares are typically listed for trading on a U.S. securities exchange. BDCs typically invest in and lend to small and medium-sized private and certain public companies that may not have access to public equity markets for capital raising. Oftentimes, the financing a BDC provides includes an equity-like investment such as warrants or conversion rights, creating an opportunity for the BDC to participate in capital appreciation in addition to the interest income earned from its debt investments. The interest earned by a BDC flows through to investors in the form of a dividend, normally without being taxed at the BDC entity level. BDCs invest in such diverse industries as healthcare, chemical and manufacturing, technology and service companies. BDCs are unique in that at least 70% of their investments must be made in private and certain public U.S. businesses, and BDCs are required to make available significant managerial assistance to their portfolio companies. Unlike corporations, BDCs are not taxed on income distributed to their shareholders provided they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"). The securities of BDCs, which are required to distribute substantially all of their income on an annual basis to investors in order to not be subject to entity level taxation, often offer a yield advantage over securities of other issuers, such as corporations, that are taxed on income at the entity level and are able to retain all or a portion of their income rather than distributing it to investors. The Fund invests primarily in BDC shares which are trading in the secondary market on a U.S. securities exchange but may, in certain circumstances, invest in an initial public offering of BDC shares or invest in certain debt instruments issued by BDCs. The Fund is not limited with respect to the specific types of BDCs in which it invests. The Fund will indirectly bear its proportionate share of any management and other expenses, and of any performance based or incentive fees, charged by the BDCs in which it invests, in addition to the expenses paid by the Fund. As of the fiscal year ended November 30, 2014, acquired fund fees and expenses for the Fund, including fees and expenses arising from the Fund's investments in BDCs, was 7.86%. See "Summary of Fund Expenses" and "Risks--Business Development Company Risk."

         REITs and Other Mortgage-Related Securities. REITs are financial vehicles that pool investors' capital to invest primarily in income-producing real estate or real estate-related loans or interests. REIT shares are typically listed for trading in the secondary market on a U.S. securities exchange. REITs can generally be classified as "Mortgage REITs," "Equity REITs" and "Hybrid REITs." Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. The Fund focuses its Mortgage REIT investments in companies that invest primarily in U.S. Agency, prime-rated and commercial mortgage securities. U.S. Agency securities include securities issued by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents, royalties and lease payments. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Some REITs which are classified as Equity REITs provide specialized financing solutions to their clients in the form of sale-lease back transactions and triple net lease financing. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs.

         Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject generally to risks associated with REITs. Distributions received by the Fund from REITs may consist of dividends, capital gains and/or return of capital. REITs are not taxed on income distributed to their shareholders provided they comply with the applicable requirements of the Internal Revenue Code. Similar to BDCs, the securities of REITs, which are required to distribute substantially all of their income to investors in order to not be subject to entity level taxation, often offer a yield advantage over securities of other issuers, such as corporations, that are taxed on income at the entity level and are able to retain all or a portion of their income rather than distributing it to investors. Many of these distributions, however, will not generally qualify for favorable treatment as qualified dividend income. The Fund invests primarily in REIT shares which are trading in the secondary market on a U.S. securities exchange but may, in certain circumstances, invest in an initial public offering of REIT shares or invest in certain debt instruments issued by REITs. The Fund is not limited with respect to the specific types of REITs in which it invests. The Fund will indirectly bear its proportionate share of any management and other operating expenses charged by the REITs in which it invests, in addition to the expenses paid by the Fund.

         Other mortgage-related securities in which the Fund may invest include debt instruments which provide periodic payments consisting of interest and/or principal that are derived from or related to payments of interest and/or principal on underlying mortgages. Additional payments on mortgage-related securities may be made out of unscheduled prepayments of principal resulting from the sale of the underlying property or from refinancing or foreclosure, net of fees or costs that may be incurred.

         The Fund may invest in commercial mortgage-related securities issued by corporations. These are securities that represent an interest in, or are secured by, mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments, hotels and motels, nursing homes, hospitals and senior living centers. They may pay fixed or adjustable rates of interest. The commercial mortgage loans that underlie commercial mortgage-related securities have certain distinct risk characteristics. Commercial mortgage loans generally lack standardized terms, which may complicate their structure. Commercial properties themselves tend to be unique and difficult to value. Commercial mortgage loans tend to have shorter maturities than residential mortgage loans and may not be fully amortizing, meaning that they may have a significant principal balance, or "balloon" payment, due on maturity. In addition, commercial properties, particularly industrial and warehouse properties, are subject to environmental risks and the burdens and costs of compliance with environmental laws and regulations.

         The Fund also may invest in mortgage pass-through securities, collateralized mortgage obligations ("CMOs"), mortgage dollar rolls, CMO residuals (other than residual interests in real estate mortgage investment conduits), stripped mortgage-backed securities and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

         In addition, the Fund may invest in other types of asset-backed securities that are offered in the marketplace. Other asset-backed securities may be collateralized by the fees earned by service providers. The value of asset-backed securities may be substantially dependent on the servicing of the underlying asset pools and are therefore subject to risks associated with the negligence of, or defalcation by, their servicers. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the underlying assets may result in added costs and delays in addition to losses associated with a decline in the value of the underlying assets. See "--Mortgage-Backed Securities" and "--Asset-Backed Securities" below.

   Equity Securities. The Fund may invest in equity securities, including but not limited to common stocks, preferred stocks and convertible preferred securities. Preferred stocks and convertible preferred securities are not a principal part of the Fund's current investment strategy. For a discussion of equity securities and other investments that are not a principal part of the

Fund's current investment strategy, see "Additional Information About the Fund's Investments and Investment Risks" in the SAI.

   Equity securities may include common stocks that either are required to and/or customarily distribute a large percentage of their current earnings as dividends. Common stock represents an equity ownership interest in a company, providing voting rights and entitling the holder to a share of the company's success through dividends and/or capital appreciation. In the event of liquidation, common stockholders have rights to a company's remaining assets after bond holders, other debt holders and preferred stockholders have been paid in full. Typically, common stockholders are entitled to one vote per share to elect the company's board of directors (although the number of votes is not always directly proportional to the number of shares owned). Common stockholders also receive voting rights regarding other company matters such as mergers and certain important company policies such as issuing securities to management. Common stocks fluctuate in price in response to many factors, including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. See "Risks--Common Stock Risk."

   Master Limited Partnership Interests. Master limited partnerships ("MLPs") are limited partnerships or limited liability companies that are taxed as partnerships and whose interests (limited partnership units or limited liability company units) are traded on securities exchanges like shares of common stock. An MLP consists of a general partner and limited partners. The general partner manages the partnership, has an ownership stake in the partnership and is eligible to receive an incentive distribution. The limited partners provide capital to the partnership, have a limited (if any) role in the operation and management of the partnership and receive cash distributions. Interests in MLPs, which are required to distribute substantially all of their income to investors in order to not be subject to entity level taxation, often offer a yield advantage over other types of securities. Currently, most MLPs operate in the energy, natural resources or real estate sectors. The Fund will not invest more than 20% of its Managed Assets in MLPs. See "Risks--Master Limited Partnership Risk."

   Investment Grade Debt Securities. The Fund may invest in investment grade bonds of varying maturities issued by governments, corporations and other business entities. Bonds are fixed or variable rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Bonds generally are used by corporations as well as by governments and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain bonds are "perpetual" in that they have no maturity date. See "Risks--Fixed-Income Securities Risk."

   Non-Investment Grade Debt Securities. The Fund may invest in fixed income securities of below-investment grade quality (commonly referred to as "high-yield" or "junk" bonds). Generally, such lower quality debt securities offer a higher current yield than is offered by higher quality debt securities, but also (i) will likely have some quality and protective characteristics that, in the judgment of the rating agencies, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. Below-investment grade debt securities are rated below "Baa" by Moody's Investors Services, Inc. below "BBB" by Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc., comparably rated by another nationally recognized statistical rating organization or, if unrated, determined to be of comparable quality by the Sub-Advisor. See "Risks--Fixed-Income Securities Risk" and "Risks--Lower Grade Securities Risk."

   Mortgage-Backed Securities. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property and include single- and multi-class pass-through securities and collateralized mortgage obligations. U.S. government mortgage-backed securities include mortgage-backed securities issued or guaranteed as to the payment of principal and interest (but not as to market value) by the Government National Mortgage Association (also known as Ginnie
Mae), the Federal National Mortgage Association (also known as Fannie Mae), the Federal Home Loan Mortgage Corporation (also known as Freddie Mac) or other government-sponsored enterprises. Other mortgage-backed securities are issued by private issuers. Private issuers are generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. Payments of principal and interest (but not the market value) of such private mortgage-backed securities may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement. Non-governmental mortgage-backed securities may offer higher yields than those issued by government entities, but may also be subject to greater price changes than governmental issues.

   Some mortgage-backed securities, such as collateralized mortgage obligations, make payments of both principal and interest at a variety of intervals; others make semi-annual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Stripped mortgage-backed securities are created when the interest and principal components of a mortgage-backed security are separated and sold as individual securities. In the case of a stripped mortgage-backed security, the holder of the principal-only, or "PO," security receives the principal payments made by the underlying mortgage, while the holder of the interest-only, or "IO," security receives interest payments from the same underlying mortgage.

   Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties. These securities often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice, however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities' effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of the Fund's portfolio at the time the Fund receives the prepayments for reinvestment.

   Residential mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of assets which include all types of residential mortgage products. See "Risks--REIT, Mortgage-Related and Asset-Backed Securities Risk."

   Asset-Backed Securities. Asset-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of assets such as, among other things, motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, and receivables from revolving credit (credit card) agreements or a combination of the foregoing. These assets are securitized through the use of trusts and special purpose corporations. Credit enhancements, such as various forms of cash collateral accounts or letters of credit, may support payments of principal and interest on asset-backed securities. Although these securities may be supported by letters of credit or other credit enhancements, payment of interest and principal ultimately depends upon individuals paying the underlying loans or accounts, which payment may be adversely affected by general downturns in the economy. Asset-backed securities are subject to the same risk of prepayment described above with respect to mortgage-backed securities. The risk that recovery on repossessed collateral might be unavailable or inadequate to support payments, however, is greater for asset-backed securities than for mortgage-backed securities. See "Risks--REIT, Mortgage-Related and Asset-Backed Securities Risk."

   Other Securities. New financial products continue to be developed and the Fund may invest in any products that may be developed to the extent consistent with its investment objectives and the regulatory and federal tax requirements applicable to investment companies.

   Short-Term Debt Securities; Temporary Defensive Position; Invest-Up Period. During the period in which the net proceeds of any offering of Common Shares offered hereby are being invested, or during periods in which the Advisor or Sub-Advisor determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so, the Fund may deviate from its investment strategy and invest all or any portion of its Managed Assets in cash, cash equivalents or other securities. The Advisor's or Sub-Advisor's determination that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Fund's investment strategy is extremely limited or absent. In such a case, shares of the Fund may be adversely affected and the Fund may not pursue or achieve its investment objectives. For a further description of these temporary investments, see the SAI under "Other Investment Strategies and Techniques."

INVESTMENT PRACTICES

   Portfolio Turnover. The Fund's annual portfolio turnover rate may vary greatly from year to year. Although the Fund cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 50% under normal circumstances, but may be higher or lower in certain periods. For the fiscal year ended November 30, 2014, the Fund's portfolio turnover rate was approximately 14%. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. There are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when the Fund's investment strategy so dictates. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to Common Shareholders, will be taxable as ordinary income. See "Federal Tax Matters" and "Risks--Portfolio Turnover Risk."

                           USE OF FINANCIAL LEVERAGE

   The Fund is currently engaged in, and expects to continue to engage in, the use of Financial Leverage to seek to enhance the level of its current distributions to common shareholders. As of January 31, 2015, the Fund utilized leverage in an amount equal to approximately 19.55% of the Fund's Managed Assets. Borrowings, commercial paper or notes and Preferred Shares are each considered a "Leverage Instrument" and collectively the "Leverage Instruments."

   On September 12, 2008, the Fund entered into a credit agreement and credit annex thereto with Credit Suisse Securities (USA) LLC, which provided for an uncommitted credit facility to be used as leverage for the Fund (the "Credit Suisse Facility"). The maximum amount that could be outstanding at any one time under the Credit Suisse Facility was $70 million. On February 2, 2010, the Fund entered into a committed facility agreement with BNP Paribas Prime Brokerage Inc. ("BNP"), which currently has a maximum commitment amount of $25,000,000 (the "BNP Facility"). On February 17, 2010, all outstanding borrowings under the Credit Suisse Facility, in the amount of $15,850,000, were paid in full using the BNP Facility. Borrowings under the BNP Facility represent the only Borrowings of the Fund as of the date of this prospectus. Prior approval from BNP will be required for Borrowings above $25,000,000 under the BNP Facility. There is no assurance that such approval will be obtained.

   The Fund may, in the future, incur additional Borrowings or issue series of notes or other senior securities to the extent permitted by the 1940 Act. The Fund's common shares, including the Common Shares, are junior in liquidation and distribution rights to Borrowings under the BNP Facility and any Leverage Instruments (as defined below) utilized by the Fund in the future. The issuance of Preferred Shares, if any, and Borrowings represent the leveraging of the Fund's common shares. The issuance of additional Common Shares offered by this prospectus and an applicable prospectus supplement will enable the Fund to increase the aggregate amount of its leverage. The use of leverage creates an opportunity for increased income and capital appreciation for common shareholders, but at the same time it creates special risks that may adversely affect common shareholders. In addition, because both the Advisor's and Sub-Advisor's fees are based on Managed Assets (including assets obtained through leverage), both the Advisor's and Sub-Advisor's fees are higher when the Fund is leveraged. There can be no assurance that a leveraging strategy will be successful during any period in which it is used.

   It is possible that the Fund will be unable to obtain additional leverage. The availability of credit may be reduced during periods of volatility and disruption in the capital and credit markets. The availability of leverage will depend on a variety of factors, such as market conditions, the general availability of credit, the volume of trading activities, the overall availability of credit to the closed-end management investment companies, the Fund's credit ratings and credit capacity, the Fund's asset class, as well as the possibility that lenders could develop a negative perception of the Fund's long- or short-term financial prospects if the Fund incurs large investment losses due to a market downturn. Similarly, the Fund's access to leverage may be impaired if regulatory authorities or rating agencies take negative actions against the Fund. The Fund may not be able to successfully obtain additional leverage on favorable terms, or at all. In certain economic environments, it could be difficult for borrowers, including the Fund, to find third parties willing to extend credit or purchase securities that would constitute leverage. If the Fund is unable to increase its Financial Leverage after the issuance of additional Common Shares pursuant to this prospectus and an applicable prospectus supplement, there could be an adverse impact on the return to common shareholders.

   Leverage creates a greater risk of loss, as well as potential for more gain, for the common shares than if leverage is not used. The Leverage Instruments have complete priority upon distribution of assets over common shares. The issuance of Leverage Instruments leverages the common shares. Although based on recommendations by the Advisor and the Sub-Advisor, the determination of whether to utilize Financial Leverage as well as timing and other terms of the offering of Leverage Instruments and the terms of the Leverage Instruments would be determined by the Board of Trustees. The Fund expects to invest the net proceeds derived from any future Leverage Instrument offering according to the investment program described in this prospectus. So long as the Fund's portfolio is invested in securities that provide a higher rate of return than the dividend rate or interest rate of the Leverage Instrument, after taking expenses into consideration, the leverage will cause common shareholders to receive a higher rate of income than if the Fund were not leveraged.

   Leverage creates risk for holders of the common shares, including the likelihood of greater volatility of net asset value and market price of the common shares, and the risk that fluctuations in interest rates on borrowings and debt or in the dividend rates on any Preferred Shares may affect the return to the holders of the common shares or will result in fluctuations in the dividends paid on the common shares. To the extent total return exceeds the cost of leverage, the Fund's return will be greater than if leverage had not been used. Conversely, if the total return derived from securities purchased with funds received from the use of leverage is less than the cost of leverage, the Fund's return will be less than if leverage had not been used, and therefore the amount available for distribution to common shareholders as dividends and other distributions will be reduced. In the latter case, the Sub-Advisor in its best judgment nevertheless may determine to maintain the Fund's leveraged position if it expects that the benefits to the Fund's common shareholders of maintaining the leveraged position will outweigh the current reduced return. Under normal market conditions, the Fund anticipates that it will be able to invest the proceeds from leverage at a higher rate than the costs of leverage, which would enhance returns to common shareholders. For a discussion of other risks and special considerations associated with the Fund's use of leverage, see "Risks--Leverage Risk."

   The Declaration of Trust authorizes the Fund, without prior approval of the common shareholders, to borrow money. In this connection, the Fund may issue notes or other evidence of indebtedness (including bank Borrowings or commercial paper) and may secure any such Borrowings by mortgaging, pledging or otherwise subjecting as security the Fund's assets. In connection with such borrowing, the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate. Under the requirements of the 1940 Act, the Fund, immediately after any such borrowings, must have an "asset coverage" of at least 300% (33-1/3% of total assets). With respect to such borrowings, asset coverage means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such borrowing represented by senior securities issued by the Fund.

   The rights of lenders to the Fund to receive interest on and repayment of principal of any such Borrowings will be senior to those of the common shareholders, and the terms of any such Borrowings may contain provisions which limit certain activities of the Fund, including the payment of dividends to common shareholders in certain circumstances. Further, the 1940 Act does (in certain circumstances) grant to the lenders to the Fund certain voting rights in the event of default in the payment of interest on or repayment of principal. In the event that the Fund elects to be treated as a regulated investment company, and that such provisions would impair the Fund's status as a regulated investment company under the Internal Revenue Code, the Fund, subject to its ability to liquidate its relatively illiquid portfolio, intends to repay the Borrowings.

   Certain types of Borrowings may result in the Fund being subject to covenants in credit agreements including covenants relating to asset coverage and portfolio composition requirements. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the short-term corporate debt securities or Preferred Shares, if any, issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. In addition, the loan documents under the BNP Facility include provisions including a restriction on the Fund's ability to pledge its assets and contains customary events of default including failure of the Fund to meet the asset coverage test of the 1940 Act as described in this prospectus. There is no assurance that the Fund will not violate asset coverage covenants relating to the BNP Facility in the future. In such event, the Fund may be required to repay all outstanding Borrowings immediately. In order to repay such amounts the Fund may be required to sell assets quickly which could have a material adverse effect on the Fund and could trigger negative tax implications. In addition, the Fund would be precluded from declaring or paying any distribution on the common shares during the continuance of such event of default.

   The BNP Facility can be used by the Fund for general corporate purposes, including for financing a portion of the Fund's investments. The BNP Facility is secured by a first priority perfected security interest in the assets of the Fund. In addition, the loan documents under the BNP Facility restrict the Fund's ability to change its investment advisor, sub-advisor or custodian, amend its fundamental investment policies or fundamental investment objectives, or take on additional indebtedness without prior consent from the provider of the BNP Facility.

   As of the date of this prospectus, the Fund has not issued any Preferred Shares. If Preferred Shares are issued, they could pay adjustable rate dividends based on shorter-term interest rates or a fixed rate. In the event the dividends are paid at adjustable rates, the adjustment period for Preferred Shares dividends could be as short as one day or as long as a year or more.

   Under the 1940 Act, the Fund is not permitted to issue Preferred Shares unless immediately after such issuance the value of the Fund's total assets is at least 200% of the liquidation value of the outstanding Preferred Shares (i.e., the liquidation value may not exceed 50% of the Fund's total assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such declaration, the value of the Fund's total assets is at least 200% of such liquidation value. If Preferred Shares are issued, the Fund intends, to the extent possible, to purchase or redeem Preferred Shares from time to time to the extent necessary in order to maintain coverage of any Preferred Shares of at least 200%. In addition, as a condition to obtaining ratings on the Preferred Shares, the terms of any Preferred Shares issued are expected to include asset coverage maintenance provisions which will require the redemption of the Preferred Shares in the event of non-compliance by the Fund and may also prohibit dividends and other distributions on the common shares in such circumstances. In order to meet redemption requirements, the Fund may have to liquidate portfolio securities. Such liquidations and redemptions would cause the Fund to incur related transaction costs and could result in capital losses to the Fund. Prohibitions on dividends and other distributions on the common shares could impair the Fund's ability to qualify as a regulated investment company under the Internal Revenue Code. If the Fund has Preferred Shares outstanding, two of the Fund's trustees will be elected by the holders of Preferred Shares as a class. The remaining trustees of the Fund will be elected by holders of common shares and Preferred Shares, if any, voting together as a single class. In the event the Fund failed to pay dividends on Preferred Shares for two years, holders of Preferred Shares would be entitled to elect a majority of the trustees of the Fund.

   The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

EFFECTS OF LEVERAGE

   The aggregate principal amount of Borrowings under the BNP Facility represented approximately 19.55% of Managed Assets as of January 31, 2015. Asset coverage with respect to the Borrowings under the BNP Facility was 511.60% and the Fund had no unutilized funds available for Borrowing under the BNP Facility as of that date. Outstanding balances under the BNP Facility generally accrue interest at a variable annual rate equal to the one-month LIBOR plus 0.70%. As of January 31, 2015, the rate was 0.87%. As of January 31, 2015, the Fund had $25,000,000 outstanding under the BNP Facility. In addition, under the BNP facility, the Fund pays a commitment fee of 0.85% on the undrawn amount. The total annual interest and fee rate as of January 31, 2015 was 0.87%.

   Assuming that the Fund's leverage costs remain as described above (at an assumed average annual cost of 0.87%), the annual return that the Fund's portfolio must experience (net of expenses) in order to cover its leverage costs would be 0.17%.

   The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on common share total return, assuming investment portfolio total returns (comprised of income and changes in the value of securities held in the Fund's portfolio) of (10%), (5%), 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund. See "Risks."

   The table further assumes leverage representing 19.55% of the Fund's Managed Assets, net of expenses, and the Fund's current annual leverage interest and fee rate of 0.87%.

     Assumed Portfolio Total Return (Net of Expenses) ......    -10%        -5%        0%         5%        10%
     Common Share Total Return .............................  12.64%     -6.43%    -0.21%      6.00%     12.22%

   Common share total return is composed of two elements: the common share dividends paid by the Fund (the amount of which is largely determined by the net investment income of the Fund after paying dividends or interest on its Leverage Instruments) and gains or losses on the value of the securities the Fund owns. As required by SEC rules, the table above assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0% the Fund must assume that the distributions it receives on its investments is entirely offset by losses in the value of those securities.

   While the Fund is using leverage, the amount of the fees paid to both the Advisor and the Sub-Advisor for investment advisory and management services are higher than if the Fund did not use leverage because the fees paid are calculated based on the Fund's Managed Assets, which include assets purchased with leverage. Therefore, the Advisor and the Sub-Advisor have a financial incentive to leverage the Fund, which may create a conflict of interest between the Advisor and Sub-Advisor on the one hand and the common shareholders on the other. Because payments on any leverage would be paid by the Fund at a specified rate, only the Fund's common shareholders would bear the Fund's management fees and other expenses.

                                     RISKS

   Risk is inherent in all investing. The following discussion summarizes some of the risks that you should consider before deciding whether to invest in the Fund. For additional information about the risks associated with investing in the Fund, see "Additional Information About the Fund's Investments and Investment Risks" in the SAI.

INVESTMENT AND MARKET RISK

   An investment in Common Shares is subject to investment risk, including the possible loss of the entire amount that you invest. An investment in Common Shares represents an indirect investment in the securities owned by the Fund. An investment in the Fund's Common Shares is not intended to constitute a complete investment program and should not be viewed as such. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Fund invests will affect the value of the Common Shares. The Common Shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions. If the Fund's net asset value declines or remains volatile, there is an increased risk that the Fund may be required to reduce outstanding leverage, which could adversely affect the price of the Fund's common shares and ability to pay distributions at historical levels.

MARKET DISCOUNT FROM NET ASSET VALUE RISK

   Although the Common Shares offered under this prospectus will be offered at a public offering price equal to or in excess of the net asset value per share of the Fund's common shares at the time such Common Shares are initially sold, shares of closed-end investment companies frequently trade at a discount from their net asset value. This characteristic is a risk separate and distinct from the risk that the Fund's net asset value per common share could decrease as a result of its investment activities and may be greater for investors expecting to sell their Common Shares in a relatively short period following completion of an offering under this prospectus and the applicable prospectus supplement. The net asset value of the Common Shares offered under this prospectus may be reduced immediately following an offering as a result of the payment of certain offering costs. Although the value of the Fund's net assets is generally considered by market participants in determining whether to purchase or sell common shares, whether investors will realize gains or losses upon the sale of the common shares will depend entirely upon whether the market price of the common shares at the time of sale is above or below the investor's purchase price for the common shares. Because the market price of the common shares will be determined by factors such as net asset value, dividend and distribution levels and their stability (which will in turn be affected by levels of dividend and interest payments by the Fund's portfolio holdings, the timing and success of the Fund's investment strategies, regulations affecting the timing and character of the Fund's distributions, the Fund's expenses and other factors), supply of and demand for the common shares, trading volume of the common shares, general market, interest rate and economic conditions and other factors that may be beyond the control of the Fund, the Fund cannot predict whether the Common Shares offered under this prospectus will trade at, below or above net asset value or at, below or above the public offering price thereof.

MARKET IMPACT RISK

   The sale of the Common Shares (or the perception that such sales may occur) may have an adverse effect on prices in the secondary market for the Fund's common shares through increasing the number of shares available, which may put downward pressure on the market price for the Fund's common shares. These sales also might make it more difficult for the Fund to sell additional equity securities in the future at a time and price the Fund deems appropriate.

SPECIALTY FINANCE AND OTHER FINANCIAL COMPANIES RISK

   The profitability of specialty finance and other financial companies is largely dependent upon the availability and cost of capital funds, and may fluctuate significantly in response to changes in interest rates, as well as changes in general economic conditions. Any impediments to a specialty finance or other financial company's access to capital markets, such as those caused by general economic conditions or a negative perception in the capital markets of the company's financial condition or prospects, could adversely affect such company's business. From time to time, severe competition may also affect the profitability of specialty finance and other financial companies.

   Specialty finance and other financial companies are subject to rapid business changes, significant competition, value fluctuations due to the investment of loans in particular industries significantly affected by economic conditions (such as real estate or energy) and volatile performance based upon the availability and cost of capital and prevailing interest rates. In addition, credit and other losses resulting from the financial difficulties of borrowers or other third parties potentially may have an adverse effect on companies in these industries.

   During the financial crisis of 2008, negative developments initially relating to the subprime mortgage market and subsequently spreading to other parts of the economy adversely affected credit and capital markets worldwide and reduced the willingness of lenders to extend credit, thus making borrowing more difficult. In addition, the liquidity of certain debt instruments was reduced or eliminated due to the lack of available market makers. These and other negative economic events in the credit markets also led some financial firms to declare bankruptcy, forced short notice sales to competing firms or required government intervention. While the overall financing environment has improved since 2008, further credit losses or mergers, acquisitions, or bankruptcies of financial firms could make it difficult for specialty finance and other financial companies to obtain financing on favorable terms or at all, which would seriously affect the profitability of such firms. Furthermore, accounting rule changes, including with respect to the standards regarding the valuation of assets, consolidation in the financial industry and additional volatility in the stock market have the potential to significantly impact specialty finance companies as well.

   Specialty finance and other financial companies in general are subject to extensive governmental regulation, which may change frequently. For example, recent laws and regulations contain provisions limiting the way financial firms and their holding companies are able to pay dividends, purchase their own common stock and compensate officers. Regulatory changes could cause business disruptions or result in significant loss of revenue to companies in which the Fund invests, and there can be no assurance as to the actual impact that these laws and their regulations will have on the financial markets and the Fund's investments in specialty finance and other financial companies. Specialty finance and other financial companies may be subject to greater governmental regulation than many other industries, and changes in governmental policies and the need for regulatory approval may have a material effect on the services offered by companies in the financial services industry. Governmental regulation may limit both the financial commitments banks can make, including the amounts and types of loans, and the interest rates and fees they can charge.

   Under current regulations of the SEC, the Fund may not invest more than 5% of its total assets in the securities of any company that derives more than 15% of its gross revenues from securities brokerage, underwriting or investment management activities. In addition, the Fund may not acquire more than 5% of the outstanding equity securities, or more than 10% of the outstanding principal amount of debt securities, of any such company. This may limit the Fund's ability to invest in certain specialty finance and other financial companies.

RISKS OF CONCENTRATION IN THE FINANCIALS SECTOR

   A fund concentrated in a single industry or group of industries is likely to present more risks than a fund that is broadly diversified over several industries or groups of industries. Compared to the broad market, an individual sector may be more strongly affected by changes in the economic climate, broad market shifts, moves in a particular dominant stock or regulatory changes. Because, under normal market conditions, the Fund invests 80% or more of its total assets in securities of companies within industries in the financial sector, it may be more susceptible to adverse economic or regulatory occurrences affecting this sector, such as changes in interest rates, loan concentration and competition.

BUSINESS DEVELOPMENT COMPANY RISK

   Investments in closed-end funds that elect to be treated as BDCs may be subject to a high degree of risk. BDCs typically invest in and lend to small and medium-sized private and certain public companies that may not have access to public equity markets or capital raising. As a result, a BDC's portfolio typically will include a substantial amount of securities purchased in private placements, and its portfolio may carry risks similar to those of a private equity or private debt fund. Securities that are not publicly registered may be difficult to value and may be difficult to sell at a price representative of their intrinsic value. Small and medium-sized companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on the value of their stock than is the case with a larger company. Some BDCs invest substantially, or even exclusively, in one sector or industry group and therefore carry risk of that particular sector or industry group. To the extent a BDC focuses its investments in a specific sector, the BDC will be susceptible to adverse conditions and economic or regulatory occurrences affecting the specific sector or industry group, which tends to increase volatility and result in higher risk. Investments in BDCs are subject to various risks, including management's ability to meet the BDC's investment objective, and to manage the BDC's portfolio when the underlying securities are redeemed or sold, during periods of market turmoil and as investors' perceptions regarding a BDC or its underlying investments change. BDC shares are not redeemable at the option of the BDC shareholder and, as with shares of other closed-end funds, they may trade in the secondary market at a discount to their net asset value. BDCs generally qualify as "regulated investment companies" under the federal tax laws and, provided they distribute all of their income in the time and manner as required by the tax law, generally will not pay federal income taxes.

   BDCs in which the Fund typically invests may employ the use of leverage in their portfolios through borrowings or the issuance of preferred stock. While leverage often serves to increase the yield of a BDC, this leverage also subjects the BDC to increased risks, including the likelihood of increased volatility and the possibility that the BDC's common share income may fall if the interest rate on any borrowings rises. During the last recession, U.S. and global capital markets experienced a period of disruption caused by the freezing of available credit, a lack of liquidity in the debt capital markets, significant losses in the principal value of investments and the failure of major financial institutions. These events had material and adverse consequences on the availability of debt and equity capital relied on by certain BDCs, and the companies in which they invest, to grow or otherwise increased the costs of such capital and/or resulted in less favorable terms and conditions, thereby decreasing the investment income or otherwise damaging the business of such BDCs. While current conditions have improved, a return of severe disruption and instability in the financial markets or deterioration in credit and financing conditions could have a material adverse effect on the profitability, financial condition and operations of the BDCs in which the Fund invests.

   The Fund may be limited by provisions of the 1940 Act that generally limit the amount the Fund can invest in any one closed-end fund, including any one BDC, to 3% of the closed-end fund's total outstanding stock. As a result, the Fund may hold a smaller position in a BDC than if it were not subject to this restriction. To comply with the provisions of the 1940 Act, on any matter upon which BDC shareholders are solicited to vote, the Sub-Advisor may be required to vote shares of the BDC held by the Fund in the same general proportion as shares held by other shareholders of the BDC. The Fund will indirectly bear its proportionate share of any management and other operating expenses, and of any performance based or incentive fees, charged by the BDCs in which it invests, in addition to the expenses paid by the Fund.

REIT, MORTGAGE-RELATED AND ASSET-BACKED SECURITIES RISK

   Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An Equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A Mortgage REIT may be affected by the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not necessarily diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry.

   REITs (especially Mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations may be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans, the interest rates on which are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to potentially fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

   REITs may have limited financial resources and their securities may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities.

   The previous economic recession negatively affected many businesses, including Equity REITs and Mortgage REITs. The cost and availability of credit to REITs was adversely affected by illiquid credit markets and wider credit spreads. In such market conditions, the ability of REITs and their tenants to timely refinance maturing liabilities and access the capital markets to meet liquidity needs may be limited, resulting in materially adverse effects to a REIT's financial condition and the value of its holdings.

   In addition to REITs, the Fund may invest in a variety of other mortgage-related securities, including commercial mortgage securities and other mortgage-backed instruments. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates, and may reduce the market value of the securities. As a result, in a period of rising interest rates, mortgage-related securities held by the Fund may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk, which is the risk that borrowers may pay off their mortgages sooner than expected, particularly when interest rates decline. This can reduce the Fund's returns because the Fund may have to reinvest that money at lower prevailing interest rates.

   Volatility in market conditions for mortgage-related and asset-backed securities as well as the broader financial markets may result in a significant contraction in liquidity for mortgages and mortgage-related assets. In addition, concerns over economic recession, unemployment, a declining real estate market, extensive defaults and credit losses may contribute to increased volatility in U.S. residential and commercial mortgage markets. During such periods of volatility, the value of the Fund's investments in mortgage-related and asset-backed securities may be adversely affected. In response to recent volatility, the U.S. government implemented programs designed to provide homeowners with assistance in avoiding residential mortgage loan foreclosures, which included mortgage loan modification programs. These programs and future legislative action and changes in the requirements necessary to qualify for financing and refinancing a mortgage with certain government agencies may also adversely affect the value of, and the returns on, the assets in which the Fund invests. The limited availability of credit in the economic environment described above in connection with Equity and Mortgage REITs also applies to the issuers of mortgage-related and asset-backed securities held by the Fund. The profitability of these firms may be adversely affected if they are unable to obtain cost-effective financing for their investments.

   The Fund's investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

MANAGEMENT RISK AND RELIANCE ON KEY PERSONNEL

   The Fund is subject to management risk because it has an actively managed portfolio. The Advisor and the Sub-Advisor will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. In addition, the implementation of the Fund's investment strategy depends upon the continued contributions of certain key employees of the Advisor and the Sub-Advisor, some of whom have unique talents and experience and would be difficult to replace. The loss or interruption of the services of a key member of the portfolio management team could have a negative impact on the Fund during the transitional period that would be required for a successor to assume the responsibilities of the position.

POTENTIAL CONFLICTS OF INTEREST RISK

   First Trust Advisors, Confluence and the portfolio managers have interests which may conflict with the interests of the Fund. In particular, First Trust Advisors and Confluence currently manage and may in the future manage and/or advise other investment funds or accounts with the same or substantially similar investment objective and strategies as the Fund. As a result, First Trust Advisors, Confluence and the Fund's portfolio managers must allocate their time and investment ideas across multiple funds and accounts. First Trust Advisors, Confluence and the Fund's portfolio managers may identify a limited investment opportunity that may be suitable for multiple funds and accounts, and the opportunity may be allocated among these several funds and accounts, which may limit the Fund's ability to take full advantage of the investment opportunity. Additionally, transaction orders may be aggregated for multiple accounts for purposes of execution, which may cause the price or brokerage costs to be less favorable to the Fund than if similar transactions were not being executed concurrently for other accounts. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and accounts. For example, a portfolio manager may determine that it would be in the interest of another account to sell a security that the Fund holds, potentially resulting in a decrease in the market value of the security held by the Fund.

   The portfolio managers may also engage in cross trades between funds and accounts, may select brokers or dealers to execute securities transactions based in part on brokerage and research services provided to First Trust Advisors or Confluence which may not benefit all funds and accounts equally and may receive different amounts of financial or other benefits for managing different funds and accounts. Finally, First Trust Advisors or its affiliates may provide more services to some types of funds and accounts than others.

   There is no guarantee that the policies and procedures adopted by First Trust Advisors, Confluence and the Fund will be able to identify or mitigate the conflicts of interest that arise between the Fund and any other investment funds or accounts that First Trust Advisors and/or Confluence may manage or advise from time to time. For further information on potential conflicts of interest and the terms of each of the investment management agreement between First Trust Advisors and the Fund and the sub-advisory agreement among First Trust Advisors, Confluence and the Fund, see "Investment Advisor" and "Sub-Advisor" in the SAI.

VALUE INVESTING RISK

   The Fund focuses a portion of its investments on securities that the Sub-Advisor believes are undervalued or inexpensive relative to other investments. These types of securities may present risks in addition to the general risks associated with investing in them. These securities generally are selected on the basis of an issuer's business and economic fundamentals or the securities' current and projected credit profiles, relative to current market price. Such securities are subject to the risk of misestimating certain fundamental factors. Disciplined adherence to a "value" investment mandate during periods in which that style is "out of favor" can result in significant underperformance relative to overall market indices and other managed investment vehicles that pursue growth style investments and/or flexible style mandates.

INCOME RISK

   The income common shareholders receive from the Fund is based primarily on the dividends and interest it earns from its investments, which can vary widely over the short and long-term. If prevailing market interest rates drop, distribution rates of the Fund's portfolio holdings of preferred securities and debt securities may decline which then may adversely affect the Fund's distributions on its common shares as well. The Fund's income also would likely be adversely affected when prevailing short-term interest rates increase and the Fund is utilizing Financial Leverage.

LEVERAGE RISK

   Part of the successful use of leverage depends on the Sub-Advisor's ability to predict or hedge correctly interest rate and market movements. Although the use of leverage by the Fund may create an opportunity for increased returns for the common shares, it also results in additional risks and can magnify the effect of any losses for the common shares. If the income and gains earned on securities and investments purchased with the leverage proceeds are greater than the cost of the leverage, the common shares' return will be greater than if leverage had not been used. Conversely, if the income or gains from the securities and investments purchased with such proceeds does not cover the cost of leverage, the return to the common shares will be less than if leverage had not been used. There is no assurance that a leveraging strategy will continue to be used or will be successful. Leverage involves risks and special considerations for common shareholders including:

      o the likelihood of greater volatility of net asset value and market price of the common shares than a comparable portfolio without leverage;

      o the risk that fluctuations in interest rates on Borrowings and short-term debt or in the dividend rates on any Preferred Shares that the Fund may pay will reduce the return to the common shareholders or will result in fluctuations in the dividends paid on the common shares;

      o the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the common shares; and

      o when the Fund uses leverage, the investment advisory fee payable to the Advisor (and by the Advisor to the Sub-Advisor) will be higher than if the Fund did not use leverage.

   The issuance of Leverage Instruments by the Fund, in addition to Borrowings under the BNP Facility, involve offering expenses and other costs, including interest or dividend payments, which would be borne directly by the common shareholders. Increased operating costs, including the financing cost associated with any leverage, may reduce the Fund's total return. In addition, any turmoil in the credit markets could adversely impact borrowing availability and costs. Because common shareholders directly bear the cost of leverage, an increase in interest and dividend obligations on the Fund's Financial Leverage may reduce the total return to common shareholders.

   While the Fund may from time to time consider reducing leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and net asset value associated with leverage, there can be no assurance that the Fund will actually reduce leverage in the future or that any reduction, if undertaken, will benefit the common shareholders. Changes in the future direction of interest rates are very difficult to predict accurately. If the Fund were to reduce leverage based on a prediction about future changes to interest rates, and that prediction turned out to be incorrect, the reduction in leverage would likely operate to reduce the income and/or total returns to common shareholders relative to the circumstance if the Fund had not reduced leverage. The Fund may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and common share price if the prediction were to turn out to be correct, and determine not to reduce leverage as described above.

   The funds borrowed pursuant to a borrowing program (such as a credit line or commercial paper program) or obtained through the issuance of Preferred Shares constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The rights of lenders to receive payments of interest on and repayments of principal of any Borrowings made by the Fund under a borrowing program are senior to the rights of holders of common shares and the holders of Preferred Shares, with respect to the payment of dividends or upon liquidation. Certain types of leverage may result in the Fund being subject to covenants relating to asset coverage and portfolio composition and may impose special restrictions on the Fund's use of various investment techniques or strategies or in its ability to pay dividends and other distributions on common shares in certain instances. The Fund may not be permitted to declare dividends or other distributions, including dividends and distributions with respect to common shares or Preferred Shares, or purchase common shares or Preferred Shares unless, at the time thereof, the Fund meets these asset coverage and portfolio composition requirements and no event of default exists under any borrowing program. In addition, the Fund may not be permitted to pay dividends on common shares unless all dividends on the Preferred Shares and/or accrued interest on Borrowings have been paid, or set aside for payment. In an event of default under a borrowing program, the lenders have the right to cause a liquidation of collateral (i.e., sell assets of the Fund) and, if any such default is not cured, the lenders may be able to control the liquidation as well. The Fund also may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the Preferred Shares or other leverage securities issued by the Fund. These guidelines may impose asset coverage or Fund composition requirements that are more stringent than those imposed by the 1940 Act. The Sub-Advisor does not believe that these covenants or guidelines will impede it from managing the Fund's portfolio in accordance with the Fund's investment objectives and policies.

   The loan documents under the BNP Facility include provisions that restrict the Fund's ability to pledge its assets and contains customary events of default including failure of the Fund to meet the asset coverage test of the 1940 Act. There is no assurance that the Fund will not violate financial covenants relating to Financial Leverage in the future. In such event, the Fund may be required to repay all outstanding Borrowings immediately. In order to repay such amounts the Fund may be required to sell assets quickly which could have a material adverse effect on the Fund and could trigger negative tax implications. In addition, the Fund would be precluded from declaring or paying any distribution on the common shares during the continuance of such event of default.

   With respect to a borrowing program instituted by the Fund, the credit agreements governing such a program, including the BNP Facility, includes usual and customary covenants for this type of transaction, including, but not limited to, limits on the Fund's ability to: (i) issue Preferred Shares; (ii) incur liens or pledge portfolio securities or investments; (iii) change its investment objectives or fundamental investment restrictions without the approval of lenders; (iv) make changes in any of its business objectives, purposes or operations that could result in a material adverse effect; (v) make any changes in its capital structure; (vi) amend the Fund documents in a manner which could adversely affect the rights, interests or obligations of any of the lenders;
(vii) engage in any business other than the business currently engaged in;
(viii) create, incur, assume or permit to exist certain debt except for certain specific types of debt; and (ix) permit any of its Employee Retirement Income Security Act ("ERISA") affiliates to cause or permit to occur an event that could result in the imposition of a lien under the Internal Revenue Code or ERISA. In addition, the BNP Facility does not permit the Fund's asset coverage ratio (as defined in the BNP Facility) to fall below 300% at any time. The BNP Facility limits the Fund's ability to pay dividends or make other distributions on the Fund's common shares unless the Fund complies with the 300% asset coverage test. In addition, the BNP Facility does not permit the Fund to declare dividends or other distributions or purchase or redeem common shares or Preferred Shares: (i) at any time that any event of default under the BNP Facility has occurred and is continuing; or (ii) if, after giving effect to such declaration, the Fund would not meet the BNP Facility's 300% asset coverage test set forth in the credit agreements governing the BNP Facility. To the extent necessary, the Fund intends to repay indebtedness to maintain the required asset coverage. Doing so may require the Fund to liquidate portfolio securities at a time when it would not otherwise be desirable to do so.

   It is possible that the Fund will be unable to obtain additional leverage. The availability of leverage will depend on a variety of factors, such as market conditions, the general availability of credit, the volume of trading activities, the overall availability of credit to the closed-end management investment companies, the Fund's credit ratings and credit capacity, the Fund's asset class, as well as the possibility that lenders could develop a negative perception of the Fund's long- or short-term financial prospects if the Fund incurs large investment losses due to a market downturn. Similarly, the Fund's access to leverage may be impaired if regulatory authorities or rating agencies take negative actions against the Fund. The Fund may not be able to successfully obtain additional leverage on favorable terms, or at all. In certain economic environment, it could be difficult for borrowers, including the Fund, to find third parties willing to extend credit or purchase securities that would constitute leverage. If the Fund is unable to increase its Financial Leverage after the issuance of additional Common Shares pursuant to this prospectus and applicable prospectus supplement, there could be an adverse impact on the return to common shareholders. See "Use of Financial Leverage."

COMMON STOCK RISK

   Investments in common stocks and other equity securities involve the risk that such securities held by the Fund will fall in value due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, and the particular circumstances and performance of individual companies whose securities the Fund holds. For example, an adverse event, such as an unfavorable earnings report, may depress the value of equity securities of an issuer held by the Fund; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks and other equity securities held by the Fund. In addition, the common stock of an issuer held in the Fund's portfolio may decline in price if the issuer of such common stock fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. While broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

MASTER LIMITED PARTNERSHIP RISK

   Investments in MLP interests are subject to the risks generally applicable to companies in the energy and natural resources sectors, including commodity pricing risk, supply and demand risk, depletion risk and exploration risk. An investment in MLP interests involves risks that differ from a similar investment in equity securities, such as common stock, of a corporation. Holders of MLP interests have the rights typically afforded to limited partners in a limited partnership. As compared to common stockholders of a corporation, holders of MLP interests may have more limited control and limited rights to vote on matters affecting the partnership. Additionally, conflicts of interest may exist among common unit holders, subordinated unit holders and the general partner or managing member of an MLP; for example, a conflict may arise as a result of incentive distribution payments.

   There are certain tax risks associated with the MLP interests in which the Fund may invest, including the risk that U.S. taxing authorities could challenge the Fund's treatment for federal income tax purposes of MLPs. These tax risks, and any adverse determination with respect thereto, could have a negative impact on the after-tax income available for distribution by MLPs and/or the value of the Fund's investments. There can be no assurance that future changes to Canadian and U.S. tax laws or tax rules would not adversely affect the Fund's investments in MLP interests or the value of the common shares.

   The types of MLPs in which the Fund may invest historically have made cash distributions to limited partners or members that exceed the amount of taxable income allocable to limited partners or members, due to a variety of factors, including significant non-cash deductions, such as depreciation and depletion. If cash distributions from an MLP exceed the taxable income reported in a particular tax year, a portion of the excess cash distribution would not be treated as income to the Fund in that tax year but would rather be treated as a return of capital for federal income tax purposes to the extent of the Fund's basis in its MLP units. The Fund's tax basis in its MLP units is the amount paid for the units, increased by the Fund's allocable share of net income and gains and the MLP's debt, if any, and capital contributions to the MLP, and decreased for any distributions received by the Fund, by the Fund's allocable share of net losses and by reductions in the Fund's allocable share of the MLP's debt, if any. Thus, although cash distributions in excess of taxable income and net tax losses may create a temporary economic benefit to the Fund, they will increase the amount of gain (or decrease the amount of loss) on the sale of an interest in an MLP.

FIXED-INCOME SECURITIES RISK

   In addition to the other risks discussed in this prospectus regarding certain fixed-income investments, debt securities, including high-yield securities, are subject to certain risks, including:

      o Issuer/Credit Risk. The value of fixed-income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage, reduced demand for the issuer's goods and services and failure.

      o Interest Rate Risk. Interest rate risk is the risk that fixed-income securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected prepayments. This may lock in a below market yield, increase the security's duration and reduce the value of the security. Investments in debt securities with long-term maturities may experience significant price declines if long-term interest rates increase.

      o Call or Prepayment Risk. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest the proceeds from such prepayment in lower yielding securities. Debt securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem an obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.

      o Reinvestment Risk. Reinvestment risk is the risk that income from the Fund's portfolio will decline if the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the Fund portfolio's current earnings rate. A decline in income could affect the common shares' market price or their overall returns.

LOWER GRADE SECURITIES RISK

   Investment in below-investment grade debt securities, commonly referred to as "high-yield" or "junk" bonds, may involve a substantial risk of loss as they are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal when due and are susceptible to default or decline in market value due to adverse economic and business developments. These securities are generally less liquid than investment grade debt securities as well. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. In addition, lower rated securities and comparable unrated securities present a higher degree of credit risk. The risk of loss due to default by these issuers is significantly greater because such lower rated securities and unrated securities of comparable quality generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. For these reasons, your investment in the Fund could be subject to the following specific risks:
(i) increased price sensitivity to changing interest rates and to a deteriorating economic environment; (ii) greater risk of loss due to default or declining credit quality; (iii) adverse company specific events more likely to render the issuer unable to make interest and/or principal payments; and (iv) negative perception of the high-yield market which may depress the price and liquidity of high-yield securities.

   The secondary market for high-yield securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund's ability to dispose of a particular security. There are fewer dealers in the market for high-yield securities than for investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and asked price is generally much larger than for higher quality instruments. Under adverse market or economic conditions, the secondary market for high-yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these securities may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's net asset value.

TAX RISK

   MLPs that are not "qualified publicly traded partnerships" (as defined for U.S. federal income tax purposes) generally pass through tax items such as income, gain or loss to interest holders. In such cases, the Fund will be required to monitor the individual underlying items of income that it receives from such entities to determine how it will characterize such income for purposes of meeting the 90% gross income requirement. In addition, the Fund will be deemed to own the assets of such entities and would need to look to such assets in determining the Fund's compliance with the asset diversification rules applicable to RICs (as defined below). Thus, the extent to which the Fund may invest in securities issued by such entities may be limited by the Fund's intention to qualify as a regulated investment company ("RIC") for federal income tax purposes. Prospective investors should be aware that if, contrary to the Fund's intention, the Fund fails to limit its direct and indirect investments in such entities, or if such investments are re-characterized for U.S. federal income tax purposes, the Fund's status as a RIC may be jeopardized. Failure in any year for the Fund to qualify as a RIC under applicable federal tax laws would result in the Fund being subject to tax as an ordinary corporation, which would have a material and adverse effect on the earnings and distributions of the Fund. See "Federal Tax Matters."

NON-DIVERSIFICATION RISK

   The Fund is, and certain of the BDCs in which the Fund may invest may be, classified as "non-diversified" under the 1940 Act. A non-diversified fund has the ability to invest more of its assets in securities of a single issuer than if it were classified as a "diversified" fund, which may increase volatility. If the Fund's investment in a BDC, or a BDC's investment in an issuer, represents a relatively significant percentage of the Fund's or the BDC's portfolio, as applicable, the value of the respective portfolio will be more impacted by a change in value on that investment than if the portfolio were more diversified.

INFLATION/DEFLATION RISK

   Inflation risk is the risk that the value of the Fund's assets or income from the Fund's investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions can decline. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund's Financial Leverage could increase, which could further reduce returns to common shareholders. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse affect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund's portfolio.

MARKET AND ECONOMIC DEVELOPMENTS

   The Fund's performance was adversely impacted by the weakness in the credit markets and broad stock market that occurred in 2008, and may again be adversely affected if the weakness in the credit and stock markets reoccur. If the Fund's net asset value declines or remains volatile, there is an increased risk that the Fund may be required to reduce outstanding leverage, which could adversely affect the price of the Fund's common shares and ability to pay distributions at historical levels. In response to the financial crises affecting the banking system and financial markets, the U.S. and foreign governments have intervened to an unprecedented degree in the financial and credit markets. Among other things, U.S. government regulators have encouraged, and in some cases structured and provided financial assistance for, banks, securities firms, insurers and other financial companies. Existing and future government intervention programs could have an impact on the securities markets. There can be no assurance that any or all of these measures will succeed in preventing extreme levels of volatility. Such volatility could materially and adversely affect the financial condition of the Fund, the performance of the Fund's investments (including dividends paid by companies in which the Fund invests) and the trading price of the Fund's common shares.

MARKET DISRUPTION AND GEOPOLITICAL RISK

   Ongoing U.S. military and related action throughout the world, as well as the continuing threat of terrorist attacks, could have significant adverse effects on the U.S. economy, the stock market and world economies and markets generally. A disruption of financial markets due to terrorist attacks or otherwise could adversely affect Fund service providers and/or the Fund's operations as well as interest rates, secondary trading, credit risk, inflation and other factors relating to the common shares. Below-investment grade securities tend to be more volatile than higher-rated securities so that these events and any actions resulting from them may have a greater impact on the prices and volatility of below-investment grade securities than on higher-rated securities. The Fund cannot predict the effects or likelihood of similar events in the future on the U.S. and world economies, the value of the Common Shares or the net asset value of the Fund.

PORTFOLIO TURNOVER RISK

   The Fund's annual portfolio turnover rate may vary greatly from year to year. Although the Fund cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 50% under normal circumstances. For the fiscal year ended November 30, 2014, portfolio turnover was approximately 14%. However, portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to common shareholders, will be taxable as ordinary income to the Fund. A high portfolio turnover may increase the Fund's current and accumulated earnings and profits, resulting in a greater portion of the Fund's distributions being treated as a dividend for U.S. federal income tax purposes to the Fund's common shareholders. In addition, a higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. See "The Fund's Investments--Investment Practices--Portfolio Turnover" and "Federal Tax Matters."

SECONDARY MARKET FOR THE FUND'S COMMON SHARES

   The issuance of common shares through the Fund's Dividend Reinvestment Plan may have an adverse effect on the secondary market for the Fund's common shares. The increase in the number of outstanding common shares resulting from issuances pursuant to the Fund's Dividend Reinvestment Plan and the discount to the market price at which such common shares may be issued may put downward pressure on the market price for the common shares. Common shares will not be issued pursuant to the Dividend Reinvestment Plan at any time when common shares are trading at a lower price than the Fund's net asset value per common share. When the Fund's common shares are trading at a premium, the Fund may also issue common shares that may be sold through private transactions effected on the NYSE or through broker-dealers. In addition, the increase in the number of outstanding common shares resulting from offerings under this prospectus and the applicable prospectus supplement may put downward pressure on the market price for common shares.

ANTI-TAKEOVER PROVISIONS

   The Fund's Declaration of Trust and By-Laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could have the effect of depriving the common shareholders of opportunities to sell their common shares at a premium over the then current market price of the common shares. See "Certain Provisions in the Declaration of Trust and By-Laws."

                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

   The Board of Trustees is responsible for the general supervision of the duties performed by the Advisor and the Sub-Advisor. There are five trustees of the Fund, one of whom is an "interested person" (as defined in the 1940 Act) and four of whom are not "interested persons." The names and business addresses of the trustees and the executive officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under "Management of the Fund" in the SAI.

INVESTMENT ADVISOR

   First Trust Advisors, 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, is the investment advisor to the Fund and is responsible for supervising the Sub-Advisor. First Trust Advisors serves as investment advisor or portfolio supervisor to investment portfolios with approximately $106 billion in assets which it managed or supervised as of January 31, 2015.

   First Trust Advisors is also responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain clerical, bookkeeping and other administrative services.

   First Trust Advisors, a registered investment advisor, is an Illinois limited partnership formed in 1991 and an investment advisor registered with the SEC under the Investment Advisers Act of 1940. First Trust Advisors is a limited partnership with one limited partner, Grace Partners of DuPage L.P. ("Grace Partners"), and one general partner, The Charger Corporation. Grace Partners is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. Grace Partners' and The Charger Corporation's primary business is investment advisory and broker-dealer services through their ownership interests in various entities. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of the Advisor. First Trust Advisors L.P. is controlled by Grace Partners and The Charger Corporation.

   For additional information concerning First Trust Advisors, including a description of the services provided, see "Investment Advisor" in the SAI.

SUB-ADVISOR

   Confluence serves as the Fund's Sub-Advisor. In this capacity, Confluence is responsible for the selection and on-going monitoring of the securities in the Fund's investment portfolio.

   On August 25, 2008, Confluence and First Trust Advisors entered into an agreement pursuant to which Confluence provides certain financial advisory services to First Trust Advisors for an annual fee. In addition, First Trust Advisors and Confluence entered into an agreement as of May 7, 2008 pursuant to which Confluence assists in providing sub-portfolio supervisory services to a limited number of unit investment trusts sponsored by First Trust Portfolios L.P. for an annual fee. Confluence does not provide services to the Fund pursuant to either of the agreements described in this paragraph.

   Confluence, located at 20 Allen Avenue, Suite 300, St. Louis, Missouri 63119, is a registered investment advisor. The investment professionals at Confluence have over 80 years of aggregate portfolio management experience. Confluence provides portfolio investment management and advisory services to both institutional and individual clients. As of January 31, 2015, Confluence managed or supervised over $2.5 billion in assets.

   Confluence will be responsible for the day-to-day management of the Fund's portfolio utilizing a team of portfolio managers comprised of the Confluence personnel listed below.

   MARK A. KELLER, CFA - CHIEF EXECUTIVE OFFICER AND CHIEF INVESTMENT OFFICER

   Mr. Keller has 30 years of investment experience with a focus on value-oriented equity analysis and management. From 1994 to May 2008, he was the Chief Investment Officer of Gallatin Asset Management, Inc. and its predecessor organization, A.G. Edwards Asset Management, the investment management arm of A.G. Edwards, Inc. From 1999 to 2008, Mr. Keller was Chairman of A.G. Edwards' Investment Strategy Committee, which set investment policy and established asset allocation models for the entire organization. Mr. Keller was a founding member of the A.G. Edwards Investment Strategy Committee, on which he served for over 20 years, the last ten years of which as Chairman of the Committee. Mr. Keller began his career with A.G. Edwards in 1978, serving as an equity analyst for the firm's Securities Research Department from 1979 to 1994. During his last five years in Securities Research, Mr. Keller was Equity Strategist and manager of the firm's Focus List. Mark was a Senior Vice President of A.G. Edwards & Sons, Inc. and of Gallatin Asset Management, Inc., and was a member of the Board of Directors of both companies. Mr. Keller received a Bachelor of Arts from Wheaton College (Illinois) and is a CFA charterholder.

   DAVID B. MIYAZAKI, CFA - SENIOR VICE PRESIDENT AND PORTFOLIO MANAGER

   Prior to joining Confluence in May 2008, Mr. Miyazaki served as a Portfolio Manager and Analyst with Gallatin Asset Management, Inc., the investment management arm of A.G. Edwards, Inc. Mr. Miyazaki was responsible for equity investments in value-oriented separately managed accounts. He also co-managed the A.G. Edwards' ETF-based asset allocation program. In addition to portfolio management, Mr. Miyazaki served as a member of the A G Edwards' Investment Strategy Committee. As a strategist, he was responsible for the firm's quantitative asset allocation models, including its Cyclical Asset Allocation program. Prior to joining A.G. Edwards in 1999, Mr. Miyazaki was a Portfolio Manager at Koch Industries in Wichita, Kansas. His previous experience includes working as an Investment Analyst at Prudential Capital Group in Dallas, Texas, and as a Bond Trader at Barre & Company, also in Dallas. Mr. Miyazaki received a Bachelor of Business Administration from Texas Christian University and is a CFA charterholder.

   DANIEL T. WINTER, CFA - SENIOR VICE PRESIDENT AND PORTFOLIO MANAGER

   Prior to joining Confluence in May 2008, Mr. Winter served as a Portfolio Manager and Analyst with Gallatin Asset Management, Inc., the investment arm of A.G. Edwards, Inc. While at Gallatin, Mr. Winter chaired the portfolio management team responsible for the firm's six value-oriented equity strategies. His responsibilities also included directing the strategy implementation and trading execution for the equity portfolios. Mr. Winter also served as a portfolio manager for the Cyclical Growth ETF Portfolio and the Cyclical Growth and Income ETF Portfolio which were offered through variable annuities. He was also a member of the firm's Allocation Advisor Committee which oversaw the A.G. Edwards ETF focused strategies. Prior to joining the firm's Asset Management division in 1996, Mr. Winter served as a portfolio manager for A.G. Edwards Trust Company. Mr. Winter earned a Bachelor of Arts in business management from Eckerd College and a Master of Business Administration from Saint Louis University. Mr. Winter is a CFA charterholder.

   For additional information concerning Confluence, including a description of the services provided, and additional information about the Fund's portfolio managers, including portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolios managers' ownership of Fund shares, see "Sub-Advisor" in the SAI.

INVESTMENT MANAGEMENT AGREEMENT

   Pursuant to an investment management agreement between the Advisor and the Fund (the "Investment Management Agreement"), the Fund has agreed to pay a fee for the services and facilities provided by the Advisor at the annual rate of 1.00% of Managed Assets.

   For purposes of calculation of the management fee, the Fund's "Managed Assets" means the average daily gross asset value of the Fund (which includes assets attributable to the Fund's Preferred Shares, if any, and the principal amount of Borrowings), minus the sum of the Fund's accrued and unpaid dividends on any outstanding Preferred Shares and accrued liabilities (other than the principal amount of any Borrowings incurred and the liquidation preference of any outstanding Preferred Shares).

   In addition to the management fee, the Fund pays all other costs and expenses of its operations including the compensation of its Trustees (other than those affiliated with the Advisor), custodian, transfer agency, administrative, accounting and dividend disbursing expenses, legal fees, leverage expenses, rating agency fees, listing fees and expenses, expenses of the independent registered public accounting firm, expenses of repurchasing shares, expenses of preparing, printing and distributing Shareholder reports, notices, proxy statements and reports to governmental agencies and taxes, if any.

   The Sub-Advisor receives a portfolio management fee at the annual rate of 0.50% of Managed Assets, which is paid by the Advisor out of the Advisor's management fee.

   Because the fee paid to the Advisor (and by the Advisor to the Sub-Advisor) will be calculated on the basis of the Fund's Managed Assets, which include the proceeds of leverage, the dollar amount of the Advisor's and Sub-Advisor's fees will be higher (and the Advisor and Sub-Advisor will be benefited to that extent) when leverage is utilized. In this regard, if the Fund uses leverage in the amount equal to 19.55% of the Fund's Managed Assets (after the issuance of leverage), the Fund's management fee would be 1.24% of net assets attributable to common shares. See "Summary of Fund Expenses."

                                NET ASSET VALUE

   The net asset value of the common shares of the Fund is computed based upon the value of the Fund's portfolio securities and other assets. The net asset value will be determined as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on each day the NYSE is open for trading. Domestic debt securities and foreign securities will normally be priced using data reflecting the earlier closing of the principal markets for those securities. The Fund calculates net asset value per common share by subtracting the Fund's liabilities (including accrued expenses, dividends payable and all Borrowings of the Fund) and the liquidation value of any outstanding Preferred Shares from the Fund's Managed Assets (the value of the securities and other investments the Fund holds plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of common shares outstanding.

   The assets in the Fund's portfolio will be valued daily in accordance with valuation procedures adopted by the Board of Trustees. The Fund anticipates that a majority of the Fund's assets will be valued using market information supplied by third parties. In the event that market quotations are not readily available, the pricing service does not provide a valuation for a particular asset, or the valuations are deemed unreliable, or if events occurring after the close of the principal markets for particular securities (e.g., domestic debt and foreign securities), but before the Fund values its assets, would call into doubt whether the earlier market quotations represent fair value, the Fund may use a fair value method in good faith to value the Fund's securities and investments. The use of fair value pricing by the Fund will be governed by valuation procedures established by the Fund's Board of Trustees, and in accordance with the provisions of the 1940 Act.

   Fair Value. When applicable, fair value of securities of an issuer is determined by the Board of Trustees or a committee of the Board of Trustees or a designee of the Board of Trustees. In fair valuing the Fund's investments, consideration is given to several factors, which may include, among others, the following:

      o   the fundamental business data relating to the issuer;

      o an evaluation of the forces which influence the market in which the securities of the issuer are purchased and sold;

      o   the type, size and cost of the security;

      o   the financial statements of the issuer;

      o the credit quality and cash flow of the issuer, based on the Sub-Advisor's or external analysis;

      o   the information as to any transactions in or offers for the security;

      o the price and extent of public trading in similar securities (or equity securities) of the issuer, or comparable companies;

      o   the coupon payments;

      o the quality, value and saleability of collateral, if any, securing the security;

      o the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer's management;

      o the prospects for the issuer's industry, and multiples (of earnings and/or cash flow) being paid for similar businesses in that industry; and

      o   other relevant factors.

                                 DISTRIBUTIONS

   The Fund's present policy, which may be changed at any time by the Board of Trustees, is to distribute to common shareholders quarterly dividends of all or a portion of its net income after payment of dividends and interest in connection with Financial Leverage used by the Fund. The Fund expects that all or a portion of any net long-term capital gains will be distributed at least annually.

   The SEC has granted an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder (the "Exemptive Relief") to the Fund. The Exemptive Relief generally permits the Fund, subject to certain terms and conditions, to make distributions of long-term capital gains with respect to its common shares more frequently than would otherwise be permitted under the 1940 Act (generally once per taxable year). To rely on the Exemptive Relief, the Fund must comply with the terms and conditions therein, including, among other things, a requirement that the Board of Trustees approve the Fund's adoption of a distribution policy with respect to its common shares which calls for periodic distributions of an amount equal to a fixed percentage of the market price of the Fund's common shares at a particular point in time, or a fixed percentage of net asset value per common share at a particular point in time, or a fixed amount per common share, any of which could be adjusted from time to time. Under such a distribution policy, it is possible that the Fund might distribute more than its income and net realized capital gains; therefore, distributions to shareholders may result in a return of capital. The Fund has no current intention to adopt such a distribution policy or implement the Exemptive Relief. The Exemptive Relief also permits the Fund to make distributions of long-term capital gains with respect to any Preferred Shares that may be issued by the Fund in accordance with such shares' terms.

   The level distribution described above would result in the payment of approximately the same amount or percentage to common shareholders each quarter.
Section 19(a) of the 1940 Act and Rule 19a-1 thereunder require the Fund to provide a written statement accompanying any such payment that adequately discloses the source or sources of the distributions. Thus, if the source of the dividend or other distribution were the original capital contribution of the common shareholder, and the payment amounted to a return of capital, the Fund would be required to provide written disclosure to that effect. Nevertheless, persons who periodically receive the payment of a dividend or other distribution may be under the impression that they are receiving net profits when they are not. Common shareholders should read any written disclosure provided pursuant to
Section 19(a) and Rule 19a-1 carefully, and should not assume that the source of any distribution from the Fund is net profit. In addition, in cases where the Fund would return capital to common shareholders, such distribution may impact the Fund's ability to maintain its asset coverage requirements and to pay the dividends on any Preferred Shares that the Fund may issue.

   Various factors will affect the level of the Fund's income, including the asset mix, the average maturity of the Fund's portfolio, the amount of Financial Leverage utilized by the Fund and the Fund's use of hedging. To permit the Fund to maintain a more stable quarterly distribution, the Fund may from time to time distribute less than the entire amount of income earned in a particular period. The undistributed income would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular quarterly period may be more or less than the amount of income actually earned by the Fund during that period. Undistributed income will add to the Fund's net asset value and, correspondingly, distributions from undistributed income will decrease the Fund's net asset value. Common shareholders will automatically have all dividends and distributions reinvested in common shares issued by the Fund or purchased in the open market in accordance with the Fund's dividend reinvestment plan unless an election is made to receive cash. See "Dividend Reinvestment Plan."

                           DIVIDEND REINVESTMENT PLAN

   If your common shares are registered directly with the Fund or if you hold your common shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your common shares will be automatically reinvested by BNY Mellon Investment Servicing (US) Inc. (the "Plan Agent"), in additional common shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by BNY Mellon Investment Servicing (US) Inc., as dividend paying agent.

   You are automatically enrolled in the Plan when you become a shareholder of the Fund. As a participant in the Plan, the number of common shares you will receive will be determined as follows:

   (1) If the common shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at a price equal to the greater of
(i) net asset value per common share on that date or (ii) 95% of the market price on that date.

   (2) If common shares are trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase common shares in the open market, on the NYSE or elsewhere, for the participants' accounts. It is possible that the market price for the common shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at that time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in common shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase common shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

   You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

   The Plan Agent maintains all shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all common shares you have received under the Plan.

   There is no brokerage charge for reinvestment of your dividends or distributions in common shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

   Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. See "Federal Tax Matters."

   If you hold your common shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

   The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

                              PLAN OF DISTRIBUTION

   The Fund may sell its Common Shares from time to time under this prospectus and any related prospectus supplement in any one or more of the following ways:
(1) directly to one or more purchasers; (2) through agents; (3) to or through underwriters; or (4) through dealers. See also "Dividend
Reinvestment Plan" above.

   Each prospectus supplement relating to an offering of the Common Shares will state the terms of the offering, including as applicable:

      o   the names of any agents, underwriters or dealers;

      o any sales loads or other items constituting underwriters' compensation;

      o any discounts, commissions, fees or concessions allowed or reallowed or paid to dealers or agents;

      o the public offering or purchase price of the offered securities and the estimated net proceeds we will receive from the sale; and

      o any securities exchange on which the offered Common Shares may be listed.

   Any public offering price and any discounts or concessions allowed or reallowed or paid to dealers may be changed from time to time.

DIRECT SALES

   The Fund may sell the Common Shares directly to, and solicit offers from, purchasers, including institutional investors or others who may be deemed to be underwriters as defined in the 1933 Act for any resales of the Common Shares. In this case, no underwriters or agents would be involved. The Fund may use electronic media, including the Internet, to sell Common Shares directly. The terms of any of those sales will be described in a prospectus supplement.

BY AGENTS

   The Fund may offer the Common Shares through agents that we designate. Any agent involved in the offer and sale will be named and any commissions payable by the Fund will be described in the prospectus supplement. Unless otherwise indicated in the prospectus supplement, the agents will be acting on a best efforts basis for the period of their appointment.

   The Fund may engage in at-the-market offerings to or through a market maker or into an existing trading market, on an exchange or otherwise, in accordance with Rule 415(a)(4). An at-the-market offering may be through one or more underwriters or dealers acting as principal or agent for the Fund.

BY UNDERWRITERS

   The Fund may offer and sell the Common Shares from time to time to one or more underwriters who would purchase the Common Shares as principal for resale to the public, either on a firm commitment or best efforts basis. If the Fund sells Common Shares to underwriters, the Fund will execute an underwriting agreement with them at the time of the sale and will name them in the prospectus supplement. In connection with these sales, the underwriters may be deemed to have received compensation from the Fund in the form of underwriting discounts and commissions. The underwriters also may receive commissions from purchasers of the Common Shares for whom they may act as agent. Unless otherwise stated in the prospectus supplement, the underwriters will not be obligated to purchase the Common Shares unless the conditions set forth in the underwriting agreement are satisfied, and if the underwriters purchase any of the Common Shares, they will be required to purchase all of the offered Common Shares. In the event of default by any underwriter, in certain circumstances, the purchase commitments may be increased among the non-defaulting underwriters or the underwriting agreement may be terminated. The underwriters may sell the offered Common Shares to or through dealers, and those dealers may receive discounts, concessions or commissions from the underwriters as well as from the purchasers for whom they may act as agent.

   If a prospectus supplement so indicates, the Fund may grant the underwriters an option to purchase additional Common Shares at the public offering price, less the underwriting discounts and commissions, within a specified number of days from the date of the prospectus supplement, to cover any overallotments.

BY DEALERS

   The Fund may offer and sell the Common Shares from time to time to one or more dealers who would purchase the securities as principal. The dealers then may resell the offered Common Shares to the public at fixed or varying prices to be determined by those dealers at the time of resale. The names of the dealers and the terms of the transaction will be set forth in the prospectus supplement.

GENERAL INFORMATION

   Agents, underwriters, or dealers participating in an offering of the Common Shares may be deemed to be underwriters, and any discounts and commission received by them and any profit realized by them on resale of the offered Common

Shares for whom they may act as agent may be deemed to be underwriting discounts and commissions under the 1933 Act.

   The Fund may offer to sell the Common Shares either at a fixed price or at prices that may vary, at market prices prevailing at the time of sale, at prices related to prevailing market prices, or at negotiated prices.

   To facilitate an offering of the Common Shares in an underwritten transaction and in accordance with industry practice, the underwriters may engage in transactions that stabilize, maintain, or otherwise affect the market price of the Common Shares. Those transactions may include overallotment, entering stabilizing bids, effecting syndicate covering transactions, and reclaiming selling concessions allowed to an underwriter or a dealer.

      o An overallotment in connection with an offering creates a short position in the Common Shares for the underwriters' own account.

      o An underwriter may place a stabilizing bid to purchase the Common Shares for the purpose of pegging, fixing, or maintaining the price of the Common Shares.

      o Underwriters may engage in syndicate covering transactions to cover overallotments or to stabilize the price of the Common Shares by bidding for, and purchasing, the Common Shares or any other securities in the open market in order to reduce a short position created in connection with the offering.

      o The managing underwriter may impose a penalty bid on a syndicate member to reclaim a selling concession in connection with an offering when the Common Shares originally sold by the syndicate member are purchased in syndicate covering transactions or otherwise.

   Any of these activities may stabilize or maintain the market price of the Common Shares above independent market levels. The underwriters are not required to engage in these activities, and may end any of these activities at any time.

   Any underwriters to whom the Common Shares are sold for offering and sale may make a market in the Common Shares, but the underwriters will not be obligated to do so and may discontinue any market-making at any time without notice.

   Under agreements entered into with the Fund, underwriters and agents may be entitled to indemnification by the Fund against certain civil liabilities, including liabilities under the 1933 Act, or to contribution for payments the underwriters or agents may be required to make. The underwriters, agents, and their affiliates may engage in financial or other business transactions with the Fund and its subsidiaries, if any, in the ordinary course of business.

   The maximum commission or discount to be received by any member of the Financial Industry Regulatory Authority or independent broker-dealer will not be greater than eight percent of the initial gross proceeds from the sale of any security being sold.

   The aggregate offering price specified on the cover of this prospectus relates to the offering of the securities not yet issued as of the date of this prospectus.

   To the extent permitted under the 1940 Act and the rules and regulations promulgated thereunder, the underwriters may from time to time act as a broker or dealer and receive fees in connection with the execution of our portfolio transactions after the underwriters have ceased to be underwriters and, subject to certain restrictions, each may act as a broker while it is an underwriter.

   A prospectus and accompanying prospectus supplement in electronic form may be made available on the websites maintained by underwriters. The underwriters may agree to allocate a number of the Common Shares for sale to their online brokerage account holders. Such allocations of Common Shares for internet distributions will be made on the same basis as other allocations. In addition, the Common Shares may be sold by the underwriters to securities dealers who resell securities to online brokerage account holders.

                             DESCRIPTION OF SHARES

COMMON SHARES

   The Declaration of Trust authorizes the issuance of an unlimited number of common shares. The Common Shares being offered in an offering under this prospectus and the applicable prospectus supplement have a par value of $0.01 per share and, subject to the rights of holders of Preferred Shares, if any, have equal rights to the payment of dividends and the distribution of assets upon liquidation. As of January 31, 2015, the Fund had 14,299,599 common shares outstanding. The Common Shares being offered by this prospectus will, when issued, be fully paid and, subject to matters discussed in "Certain Provisions in the Declaration of Trust and By-Laws," non-assessable, and currently have no preemptive or conversion rights (except as may otherwise be determined by the Board of Trustees in its sole discretion) or rights to cumulative voting.

   The Fund's currently outstanding common shares are, and the Common Shares offered in this prospectus will be, subject to notice of issuance, listed on the NYSE under the trading or "ticker" symbol "FGB."

   Unlike open-end funds, closed-end funds like the Fund do not continuously offer shares and do not provide daily redemptions. Rather, if a shareholder determines to buy additional common shares or sell shares already held, the shareholder may conveniently do so by trading on the exchange through a broker or otherwise. Shares of closed-end investment companies may frequently trade on an exchange at prices lower than net asset value. Shares of closed-end investment companies like the Fund have during some periods traded at prices higher than net asset value and during other periods have traded at prices lower than net asset value. Because the market value of the common shares may be influenced by such factors as dividend levels (which are in turn affected by expenses), dividend stability, portfolio credit quality, net asset value, relative demand for and supply of such shares in the market, general market and economic conditions and other factors that may be beyond the control of the Fund, the Fund cannot assure you that the common shares will trade at a price equal to or higher than net asset value in the future. The common shares are designed primarily for long-term investors, and investors in the common shares should not view the Fund as a vehicle for trading purposes. See "Structure of the Fund; Common Share Repurchases and Change in Fund Structure."

PREFERRED SHARES

   The Declaration of Trust provides that the Fund's Board of Trustees may authorize and issue Preferred Shares with rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the common shareholders. Common shareholders have no preemptive right to purchase any Preferred Shares that might be issued.

   The Fund may elect to issue Preferred Shares as part of its leverage strategy. As of the date of this prospectus, the Fund has not issued any Preferred Shares. The Board of Trustees also reserves the right to issue Preferred Shares to the extent permitted by the 1940 Act, which currently limits the aggregate liquidation preference of all outstanding Preferred Shares to 50% of the value of the Fund's Managed Assets less liabilities and indebtedness of the Fund. The Fund cannot assure you, however, that any Preferred Shares will be issued. Although the terms of any Preferred Shares, including dividend rate, liquidation preference and redemption provisions, will be determined by the Board of Trustees, subject to applicable law and the Declaration of Trust, it is likely that the Preferred Shares will be structured to carry a relatively short-term dividend rate reflecting interest rates on short-term bonds, by providing for the periodic redetermination of the dividend rate at relatively short intervals through an auction, remarketing or other procedure. The Fund also believes that it is likely that the liquidation preference, voting rights and redemption provisions of the Preferred Shares, if issued, will be similar to those stated below.

   Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the holders of Preferred Shares will be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per Preferred Share plus accrued and unpaid dividends, whether or not declared, before any distribution of assets is made to common shareholders. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of Preferred Shares will not be entitled to any further participation in any distribution of assets by the Fund.

    Voting Rights. The 1940 Act requires that the holders of any Preferred Shares, voting separately as a single class, have the right to elect at least two trustees at all times, and the remaining trustees nominated for election would be elected by the holders of common shares and Preferred Shares, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any Preferred Shares have the right to elect a majority of the trustees of the Fund at any time two years' dividends on any Preferred Shares are unpaid. The 1940 Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to
(1) adopt any plan of reorganization that would adversely affect the Preferred Shares, and (2) take any action requiring a vote of security holders under
Section 13(a) of the 1940 Act, including, among other things, changes in the Fund's subclassification as a closed-end investment company or changes in its fundamental investment restrictions. See "Certain Provisions in the Declaration of Trust and By-Laws." As a result of these voting rights, the Fund's ability to take any such actions may be impeded to the extent that there are any Preferred Shares outstanding. The Board of Trustees presently intends that, except as otherwise indicated in this prospectus and except as otherwise required by applicable law or the Declaration of Trust, holders of Preferred Shares will have equal voting rights with common shareholders (one vote per share, unless otherwise required by the 1940 Act) and will vote together with common shareholders as a single class.

   The affirmative vote of the holders of a majority of the outstanding Preferred Shares, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of holders of Preferred Shares so as to affect materially and adversely such preferences, rights or powers. The class vote of holders of Preferred Shares described above will in each case be in addition to any other vote required to authorize the action in question.

   Redemption, Purchase and Sale of Preferred Shares by the Fund. The terms of any Preferred Shares issued are expected to provide that (1) they are redeemable by the Fund in whole or in part at the original purchase price per share plus accrued dividends per share, (2) the Fund may tender for or purchase Preferred Shares and (3) the Fund may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of Preferred Shares by the Fund will reduce the leverage applicable to the common shares, while any resale of shares by the Fund will increase that leverage.

   The discussion above describes the possible offering of Preferred Shares by the Fund. If the Board of Trustees determines to proceed with such an offering, the terms of the Preferred Shares may be the same as, or different from, the terms described above, subject to applicable law and the Declaration of Trust. The Board of Trustees, without the approval of the common shareholders, may authorize an offering of Preferred Shares or may determine not to authorize such an offering, and may fix the terms of the Preferred Shares to be offered.

DESCRIPTION OF BORROWINGS

   The Fund's Declaration of Trust authorizes the Fund, without prior approval of the common shareholders, to borrow money. In this connection, the Fund may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such borrowings by mortgaging, pledging or otherwise subjecting as security the Fund's assets. In connection with such borrowing, the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate. Under the requirements of the 1940 Act, the Fund, immediately after any such borrowings, must have an "asset coverage" of at least 300% (33-1/3% of total assets after borrowings). With respect to such borrowing, asset coverage means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such borrowing represented by senior securities issued by the Fund.

   The rights of lenders to the Fund to receive interest on and repayment of principal of any such borrowings will be senior to those of the common shareholders, and the terms of any such borrowings may contain provisions which limit certain activities of the Fund, including the payment of dividends to common shareholders in certain circumstances. Further, the 1940 Act does (in certain circumstances) grant to the lenders to the Fund certain voting rights in the event of default in the payment of interest on or repayment of principal. In the event that the Fund elects to be treated as a regulated investment company, and that such provisions would impair the Fund's status as a regulated investment company under the Internal Revenue Code, the Fund, subject to its ability to liquidate its relatively illiquid portfolio, intends to repay the borrowings. Any borrowing will likely be ranked equal to all other existing and future borrowings of the Fund.

   Certain types of borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the short-term corporate debt securities or Preferred Shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Sub-Advisor from managing the Fund's portfolio in accordance with the Fund's investment objectives and policies.

   The BNP Facility can be used by the Fund for general corporate purposes, including for financing a portion of the Fund's investments. The BNP Facility is secured by a first priority perfected security interest in the assets of the Fund. In addition, the loan documents under the BNP Facility restrict the Fund's ability to change its investment advisor, sub-advisor or custodian, amend its fundamental investment policies or investment objectives, or take on additional indebtedness without prior consent from the provider of the BNP Facility.

           CERTAIN PROVISIONS IN THE DECLARATION OF TRUST AND BY-LAWS

   Under Massachusetts law, shareholders, in certain circumstances, could be held personally liable for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the Board of Trustees. The Declaration of Trust further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder of the Fund held personally liable for the obligations of the Fund solely by reason of being a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

   The Declaration of Trust generally requires a common shareholder vote only on those matters where the 1940 Act or the Fund's listing with an exchange require a common shareholder vote, but otherwise permits the Board of Trustees to take action without seeking the consent of common shareholders. For example, the Declaration of Trust gives the Board of Trustees broad authority to approve most reorganizations between the Fund and another entity, such as another closed-end fund, and the sale of all or substantially all of its assets without common shareholder approval if the 1940 Act would not require such approval. The Declaration of Trust further provides that the Board of Trustees may amend the Declaration of Trust in any respect without common shareholder approval. The Declaration of Trust, however, prohibits amendments that impair the exemption from personal liability granted in the Declaration of Trust to persons who are or have been shareholders, trustees, officers or employees of the Fund or that limit the rights to indemnification or insurance provided in the Declaration of Trust with respect to actions or omissions of persons entitled to indemnification under the Declaration of Trust prior to the amendment. The By-Laws of the Fund ("By-Laws") may be amended only by action of the Board of Trustees. The Declaration of Trust and By-Laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status.

   The number of trustees is currently five, but by action of two-thirds of the trustees, the number of trustees may from time to time be increased or decreased. Under the By-Laws, the Board of Trustees is divided into three classes of trustees serving staggered three-year terms, with the terms of one class expiring at each annual meeting of shareholders. If the Fund issues Preferred Shares, the Fund may establish a separate class for the trustees elected by the holders of the Preferred Shares. Subject to applicable provisions of the 1940 Act, vacancies on the Board of Trustees may be filled by a majority action of the remaining trustees. Removal of a trustee requires either (a) a vote of two-thirds of the outstanding shares (or if the trustee was elected or appointed with respect to a particular class, two-thirds of the outstanding shares of such class), or (b) the action of at least two-thirds of the remaining trustees. Such provisions may work to delay a change in the majority of the Board of Trustees. The provisions of the Declaration of Trust relating to the election and removal of trustees may be amended only by a vote of two-thirds of the trustees then in office.

   Generally, the Declaration of Trust requires a vote by holders of at least two-thirds of the common shares and Preferred Shares, if any, voting together as a single class, except as described below and in the Declaration of Trust, to authorize: (1) a conversion of the Fund from a closed-end to an open-end investment company, if required pursuant to the provisions of the 1940 Act; (2) a merger or consolidation of the Fund with any corporation, association, trust or other organization, including a series or class of such other organization (only in the limited circumstances where a vote by shareholders is otherwise required under the 1940 Act or the Declaration of Trust); (3) a sale, lease or exchange of all or substantially all of the Fund's assets (only in the limited circumstances where a vote by shareholders is otherwise required under the 1940 Act or the Declaration of Trust); or (4) certain transactions, such as a sale, lease or exchange of all or substantially all of the assets of the Fund, a merger or consolidation of the Fund, or the issuance of securities of the Fund, in which a principal shareholder (as defined in the Declaration of Trust) is a party to the transaction. However, with respect to (1) above, if there are Preferred Shares outstanding, the affirmative vote of the holders of two-thirds of the Preferred Shares voting as a separate class shall also be required. With respect to (2) above, except as otherwise may be required, if the transaction constitutes a plan of reorganization which adversely affects Preferred Shares, if any, then an affirmative vote of two-thirds of the Preferred Shares voting together as a separate class is required as well. With respect to (1) through
(3), if such transaction has already been authorized by the affirmative vote of two-thirds of the trustees, then the affirmative vote of the majority of the outstanding voting securities, as defined in the 1940 Act (a "Majority Shareholder Vote"), is required, provided that when only a particular class is affected, only the required vote of the particular class will be required. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the Fund's shares otherwise required by law or any agreement between the Fund and any national securities exchange. See the SAI under "Certain Provisions in the Declaration of Trust and By-Laws."

   The provisions of the Declaration of Trust described above could have the effect of depriving the common shareholders of opportunities to sell their common shares at a premium over the then-current market price of the common shares by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund's investment objectives and policies. The Board of Trustees has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund.

   The Declaration of Trust also provides that prior to bringing a derivative action, a demand must first be made on the Board of Trustees by at least three unrelated shareholders that hold shares representing at least 5% of the voting power of the Fund or affected class. The Declaration of Trust details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the trustees who are considered independent for the purposes of considering the demand have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the Fund, the Board of Trustees is required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the Board of Trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the Fund. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys' fees) incurred by the Fund in connection with the consideration of the demand under a number of circumstances. If a derivative action is brought in violation of the Declaration of Trust, the shareholders bringing the action may be responsible for the Fund's costs, including attorney's fees. The Declaration of Trust also includes a forum selection clause requiring that any shareholder litigation be brought in certain courts in Illinois and further provides that any shareholder bringing an action against the Fund waive the right to trial by jury to the fullest extent permitted by law.

   Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.

                STRUCTURE OF THE FUND; COMMON SHARE REPURCHASES
                        AND CONVERSION TO OPEN-END FUND

CLOSED-END STRUCTURE

   Closed-end funds differ from open-end management investment companies (commonly referred to as mutual funds) in that closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder. By comparison, mutual funds issue securities redeemable at net asset value at the option of the shareholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset in-flows and out-flows that can complicate portfolio management, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund's investment objective(s) and policies. In addition, in comparison to open-end funds, closed-end funds have greater flexibility in their ability to make certain types of investments, including investments in illiquid securities.

   However, shares of closed-end investment companies listed for trading on a securities exchange frequently trade at a discount from net asset value, but in some cases trade at a premium. The market price may be affected by trading volume of the shares, general market and economic conditions and other factors beyond the control of the closed-end fund. The foregoing factors may result in the market price of the common shares being greater than, less than or equal to net asset value. The Board of Trustees has reviewed the structure of the Fund in light of its investment objectives and policies and has determined that the closed-end structure is in the best interests of the shareholders. As described below, however, the Board of Trustees will review periodically the trading range and activity of the Fund's shares with respect to its net asset value and the Board of Trustees may take certain actions to seek to reduce or eliminate any such discount. Such actions may include open market repurchases or tender offers for the common shares at net asset value or the possible conversion of the Fund to an open-end fund. There can be no assurance that the Board of Trustees will decide to undertake any of these actions or that, if undertaken, such actions would result in the common shares trading at a price equal to or close to net asset value per common share. In addition, as noted above, the Board of Trustees determined in connection with the initial offering of common shares of the Fund that the closed-end structure is desirable, given the Fund's investment objectives and policies. Investors should assume, therefore, that it is highly unlikely that the Board of Trustees would vote to convert the Fund to an open-end investment company.

REPURCHASE OF COMMON SHARES AND TENDER OFFERS

   In recognition of the possibility that the common shares might trade at a discount to net asset value and that any such discount may not be in the interest of common shareholders, the Board of Trustees, in consultation with the Advisor, Sub-Advisor and the corporate finance services and consulting agent that the Advisor has retained, from time to time will review possible actions to reduce any such discount. The Board of Trustees of the Fund will consider from time to time open market repurchases of and/or tender offers for common shares to seek to reduce any market discount from net asset value that may develop. In connection with its consideration from time to time of open market repurchases of and/or tender offers for common shares, the Board of Trustees of the Fund will consider whether to commence a tender offer or share-repurchase program at the first quarterly board meeting following a calendar year in which the Fund's common shares have traded at an average weekly discount from net asset value of more than 10% in the last 12 weeks of that calendar year. After any consideration of potential actions to seek to reduce any significant market discount, the Board of Trustees may, subject to its fiduciary obligations and compliance with applicable state and federal laws, authorize the commencement of a share-repurchase program or tender offer. The size and timing of any such share repurchase program or tender offer will be determined by the Board of Trustees in light of the market discount of the common shares, trading volume of the common shares, information presented to the Board of Trustees regarding the potential impact of any such share repurchase program or tender offer, and general market and economic conditions. There can be no assurance that the Fund will in fact effect repurchases of or tender offers for any of its common shares. The Fund may, subject to its investment limitation with respect to borrowings and limitations on seniority within the Fund's capital structure if the Fund has other borrowings at such time, incur debt to finance such repurchases or a tender offer or for other valid purposes. Interest on any such borrowings would increase the Fund's expenses and reduce the Fund's net income.

   There can be no assurance that repurchases of common shares or tender offers, if any, will cause the common shares to trade at a price equal to or in excess of their net asset value. Nevertheless, the possibility that a portion of the Fund's outstanding common shares may be the subject of repurchases or tender offers may reduce the spread between market price and net asset value that might otherwise exist. In the opinion of the Fund, sellers may be less inclined to accept a significant discount in the sale of their common shares if they have a reasonable expectation of being able to receive a price of net asset value for a portion of their common shares in conjunction with an announced repurchase program or tender offer for the common shares.

   Although the Board of Trustees believes that repurchases or tender offers may have a favorable effect on the market price of the common shares, the acquisition of common shares by the Fund will decrease the Managed Assets of the Fund and therefore will have the effect of increasing the Fund's expense ratio and decreasing the asset coverage with respect to any Preferred Shares outstanding. Because of the nature of the Fund's investment objectives, policies and portfolio, the Advisor and the Sub-Advisor do not anticipate that repurchases of common shares or tender offers should interfere with the ability of the Fund to manage its investments in order to seek its investment objectives, and do not anticipate any material difficulty in borrowing money or disposing of portfolio securities to consummate repurchases of or tender offers for common shares, although no assurance can be given that this will be the case.

CONVERSION TO OPEN-END FUND

   The Fund may be converted to an open-end investment company at any time if approved by the holders of two-thirds of the Fund's common shares outstanding and entitled to vote, provided that, unless otherwise required by law, if there are Preferred Shares outstanding, the affirmative vote of the holders of two-thirds of the Preferred Shares voting as a separate class shall also be required; provided, however, that such votes shall be by Majority Shareholder Vote if the action in question was previously approved by the affirmative vote of two-thirds of the Board of Trustees. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the shares otherwise required by law or any agreement between the Fund and any national securities exchange. In the event of conversion, the common shares would cease to be listed on the NYSE or other national securities exchange or market system. Any Preferred Shares would need to be redeemed and any Borrowings may need to be repaid upon conversion to an open-end investment company. Additionally, the 1940 Act imposes limitations on open-end funds' investments in illiquid securities, which could restrict the Fund's ability to invest in certain securities discussed in this prospectus to the extent discussed herein. Such limitations could adversely affect distributions to Fund common shareholders in the event of conversion to an open-end fund. The Board of Trustees believes, however, that the closed-end structure is desirable, given the Fund's investment objectives and policies. Investors should assume, therefore, that it is unlikely that the Board of Trustees would vote to convert the Fund to an open-end investment company. Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge or contingent deferred sales charge, if any, as might be in effect at the time of a redemption. The Fund would expect to pay all such redemption requests in cash, but intends to reserve the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Fund were converted to an open-end fund, it is likely that new common shares would be sold at net asset value plus a sales load.

                              FEDERAL TAX MATTERS

   This section summarizes some of the main U.S. federal income tax consequences of owning Common Shares of the Fund. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker/dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences.

   This federal income tax summary is based in part on the advice of counsel to the Fund. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be deposited in the Fund. This summary may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

   As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

   Fund Status. The Fund intends to qualify as a "regulated investment company" under the federal tax laws. If the Fund qualifies as a regulated investment company and distributes all of its income in the time and manner as required by the tax law, the Fund generally will not pay federal income taxes. Prospective investors should be aware that if, contrary to the Fund's intention, the Fund fails to limit its direct and indirect investments in MLPs or if such investments are re- characterized for U.S. federal income tax purposes, the Fund's status as a RIC may be jeopardized.

   Distributions. Fund distributions generally will be taxable to you. After the end of each year, you will receive a tax statement that separates the Fund's distributions into two categories, ordinary income distributions and capital gains dividends. Ordinary income distributions are generally taxed at your ordinary tax rate, however, as further discussed below, certain ordinary income distributions received from the Fund may be taxed at the capital gains tax rates. Generally, you will treat all capital gains dividends as long-term capital gains regardless of how long you have owned your shares. To determine your actual tax liability for your capital gains dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, the Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you. The tax status of your distributions from the Fund is not affected by whether you reinvest your distributions in additional shares or receive them in cash. The income from the Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.

   Dividends Received Deduction. A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on shares that are attributable to qualifying dividends received by the Fund from certain corporations may be designated by the Fund as being eligible for the dividends received deduction.

   Sale or Redemption of Shares. If you sell or redeem your shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your shares from the amount you receive in the transaction. Your tax basis in your shares is generally equal to the cost of your shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your shares.

   Capital Gains and Losses and Certain Ordinary Income Dividends. If you are an individual, the maximum marginal federal tax rate for net capital gain is generally 20% (0% for certain taxpayers in the 10% or 15% tax brackets). An additional 3.8% "Medicare tax" may also apply to gain from the sale or redemption of Units in the Trust, subject to the income thresholds as described above.

   Capital gain received from assets held for more than one year that is considered "unrecaptured section 1250 gain" and certain dividends from REITs are taxed at a maximum stated tax rate of 25%. In the case of capital gains dividends, the determination of which portion of the capital gains dividend, if any, is subject to the 25% tax rate, will be made based on rules prescribed by the United States Treasury.

   Net capital gain is the excess, if any, of net long-term capital gain over net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your shares to determine your holding period. However, if you receive a capital gain dividend from the Fund and sell your share at a loss after holding it for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Internal Revenue Code treats certain capital gains as ordinary income in special situations.

   Certain ordinary income dividends received by an individual shareholder from a regulated investment company such as the Fund that are specifically designated by the Fund may constitute qualified dividend income that is generally taxed at the same rates that apply to net capital gain (as discussed above), provided certain holding period and other requirements are satisfied by both the Fund and you and provided the dividends are attributable to qualifying dividends received by the Fund itself. The Fund will provide notice to its shareholders of the amount of any distribution which may be taken into account as a dividend which is eligible for the lower capital gains tax rates.

   Deductibility of Fund Expenses. Expenses incurred and deducted by the Fund will generally not be treated as income taxable to you.

   Foreign Investors. If you are a foreign investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from the Fund will be characterized as dividends for federal income tax purposes (other than dividends which the Fund designates as capital gain dividends) and will be subject to U.S. income taxes, including withholding taxes, subject to certain exceptions described below. However, distributions received by a foreign investor from the Fund that are properly designated by the Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Fund makes certain elections and certain other conditions are met.

   In addition, distributions and dispositions of interests in the Fund may be subject to a U.S. withholding tax of 30% in the case of distributions to (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and are not resident in a jurisdiction that has entered into an intergovernmental agreement with the United States and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity's U.S. owners.

   Investments in Certain Foreign Corporations. If the Fund holds an equity interest in any "passive foreign investment companies" ("PFICs"), which are generally certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. The Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. The Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, the Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax. Dividends paid by PFICs will not be treated as qualified dividend income.

   Alternative Minimum Tax. As with any taxable investment, investors may be subject to the federal alternative minimum tax on their income (including taxable income from the Fund), depending on their individual circumstances.

   Medicare Tax. Under the "Health Care and Education Reconciliation Act of 2010," income from the Fund may also be subject to a 3.8% "Medicare Tax." This tax will generally apply to the net investment income of individual investors if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

   Further Information. The SAI summarizes further federal income tax considerations that may apply to the Fund and its shareholders and may qualify the considerations discussed herein.

                 CORPORATE FINANCE SERVICES AND CONSULTING FEE

   First Trust Advisors (and not the Fund) has entered into a Corporate Finance Services and Consulting Agreement with Wells Fargo Advisors, LLC, as successor to Wachovia Securities LLC, as successor to A.G. Edwards (the "Consultant") and has agreed to pay from its own assets a service fee to the Consultant. This fee is payable quarterly at the annual rate of 0.15% of the Fund's average daily net assets and will be payable only so long as the Investment Management Agreement remains in effect between the Fund and First Trust Advisors or any successor in interest or affiliate of First Trust Advisors, as and to the extent that such Investment Management Agreement is renewed or continued periodically in accordance with the 1940 Act. Pursuant to the Corporate Finance Services and Consulting Agreement, the Consultant will: (i) provide relevant information, studies or reports regarding closed-end investment companies with similar investment objectives and/or strategies as the Fund as well as general trends in the closed-end investment company and asset management industries, and consult with representatives of First Trust Advisors in connection therewith; (ii) at the request of First Trust Advisors, provide certain economic research and statistical information and reports on behalf of First Trust Advisors or the Fund and consult with representatives of First Trust Advisors or the Fund, and/or trustees of the Fund in connection therewith, which information and reports shall include: (a) statistical and financial market information with respect to the Fund's market performance; and (b) comparative information regarding the Fund and other closed-end management investment companies with respect to (x) the net asset value of their respective shares (as made publicly available by the Fund and such investment companies), (y) the respective market performance of the Fund and such other companies, and (z) other relevant performance indicators; and (iii) provide First Trust Advisors with such other services in connection with the common shares relating to the trading price and market price thereof upon which First Trust Advisors and the Consultant shall, from time to time, agree, including after-market services designed to maintain the visibility of the Fund in the market. The incremental additional amounts paid as service fees applicable to daily assets of the Fund attributable to the common shares initially offered by the Fund will not exceed 3.7458% of the offering price of such common shares.

                  CUSTODIAN, ADMINISTRATOR AND TRANSFER AGENT

   The custodian of the assets of the Fund is The Bank of New York Mellon, One Wall Street, New York, New York 10286. The Fund's transfer, shareholder services and dividend paying agent is BNY Mellon Investment Servicing (U.S.) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809. Pursuant to an Administration and Accounting Services Agreement, BNY Mellon Investment Servicing (U.S.) Inc. also provides certain administrative and accounting services to the Fund, including maintaining the Fund's books of account, records of the Fund's securities transactions, and certain other books and records; acting as liaison with the Fund's independent registered public accounting firm providing such independent registered public accounting firm with various audit-related information with respect to the Fund; and providing other continuous accounting and administrative services. As compensation for these services, the Fund has agreed to pay BNY Mellon Investment Servicing (U.S.) Inc. an annual fee, calculated daily and payable on a monthly basis, of 0.095% of the Fund's first $200 million of average Managed Assets, subject to decrease with respect to additional Fund Managed Assets.

                                 LEGAL OPINIONS

   Certain legal matters in connection with the Common Shares will be passed upon for the Fund by Chapman and Cutler LLP, Chicago, Illinois. Chapman and Cutler LLP may rely as to certain matters of Massachusetts law on the opinion of Morgan, Lewis & Bockius LLP. If certain legal matters in connection with an offering of Common Shares are passed upon by counsel for the underwriters or sales agent of such offering, such counsel will be named in a prospectus supplement.

         TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

                                                                            PAGE

Use of Proceeds ...........................................................    1
Investment Objectives and Policies.........................................    1
Investment Restrictions ...................................................    1
Additional Information About the Fund's Investments and
   Investment Risks .......................................................    3
Other Investment Strategies and Techniques ................................   19
Management of the Fund ....................................................   38
Investment Advisor ........................................................   48
Proxy Voting Policies and Procedures ......................................   50
Sub-Advisor ...............................................................   50
Portfolio Transactions and Brokerage ......................................   54
Description of Shares .....................................................   56
Certain Provisions in the Declaration of Trust and By-Laws ................   58
Repurchase of Fund Shares; Conversion to Open-End Fund ....................   61
Federal Income Tax Matters ................................................   64
Performance Related and Comparative Information ...........................   70
Independent Registered Public Accounting Firm .............................   72
Custodian, Administrator, Fund Accountant and Transfer Agent ..............   73
Additional Information ....................................................   73
Financial Statements and Report of Independent Registered Public
   Accounting Firm ......................................................... F-1
Appendix A -- Description of Ratings........................................ A-1
Appendix B -- Confluence Investment Management LLC Proxy Voting
   Policy and Procedures.................................................... B-1

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROSPECTUS. THE FUND HAS NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH DIFFERENT INFORMATION. THE FUND IS NOT MAKING AN OFFER OF THESE SECURITIES IN ANY STATE WHERE THE OFFER IS NOT PERMITTED.

                               TABLE OF CONTENTS

                                                                            PAGE

Prospectus Summary............................................................1
Summary of Fund Expenses.....................................................22
Financial Highlights.........................................................24
Market and Net Asset Value Information.......................................26
The Fund.....................................................................28
Use of Proceeds..............................................................28
The Fund's Investments.......................................................28
Use of Financial Leverage....................................................34
Risks........................................................................37
Management of the Fund.......................................................47
Net Asset Value..............................................................49
Distributions................................................................50
Dividend Reinvestment Plan...................................................51
Plan of Distribution.........................................................51
Description of Shares........................................................54
Certain Provisions in the Declaration of Trust and By-Laws...................56
Structure of the Fund; Common Share Repurchases
    and Conversion to Open-End Fund..........................................58
Federal Tax Matters..........................................................59
Corporate Finance Services and Consulting Fee................................61
Custodian, Administrator and Transfer Agent..................................62
Legal Opinions...............................................................62
Table of Contents for the Statement of
    Additional Information...................................................63

         FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND

                         UP TO 1,400,000 COMMON SHARES







--------------------------------------------------------------------------------
                             PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------





                               FEBRUARY 23, 2015

         FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
                      STATEMENT OF ADDITIONAL INFORMATION

      First Trust Specialty Finance and Financial Opportunities Fund (the "Fund") is a closed-end, non-diversified management investment company which commenced operations in May 2007.

      This Statement of Additional Information relates to the offering, on an immediate, continuous or delayed basis, of up to 5,700,000 common shares of beneficial interest in the Fund in one or more offerings (the "Common Shares"). This Statement of Additional Information does not constitute a prospectus, but should be read in conjunction with the Fund's prospectus dated February 19, 2015 and any related prospectus supplement. The Fund's currently outstanding common shares are, and the Common Shares offered by the Prospectus and any prospectus supplement will be, subject to notice of issuance, listed on the New York Stock Exchange under the symbol "FGB."

      This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing Common Shares. Investors should obtain and read the Prospectus and any prospectus supplement prior to purchasing such Common Shares. A copy of the Fund's Prospectus and any prospectus supplement may be obtained without charge by calling (800) 988-5891. You also may obtain a copy of the Prospectus on the Securities and Exchange Commission's web site (http://www.sec.gov). As used in this Statement of Additional Information, unless the context requires otherwise, "common shares" refers to the Fund's common shares of beneficial interest currently outstanding as well as those Common Shares offered by the Prospectus and any prospectus supplement and the holders of the common shares are called "common shareholders." Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus and any prospectus supplement.

   This Statement of Additional Information is dated February 19, 2015.

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

USE OF PROCEEDS................................................................1

INVESTMENT OBJECTIVES..........................................................1

INVESTMENT RESTRICTIONS........................................................1

ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS AND INVESTMENT RISKS.......3

OTHER INVESTMENT POLICIES AND TECHNIQUES......................................19

MANAGEMENT OF THE FUND........................................................38

INVESTMENT ADVISOR............................................................48

PROXY VOTING POLICIES AND PROCEDURES..........................................50

SUB-ADVISOR...................................................................50

PORTFOLIO TRANSACTIONS AND BROKERAGE..........................................54

DESCRIPTION OF SHARES.........................................................56

CERTAIN PROVISIONS IN THE DECLARATION OF TRUST AND BY-LAWS....................58

REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND........................61

FEDERAL INCOME TAX MATTERS....................................................64

PERFORMANCE RELATED AND COMPARATIVE INFORMATION...............................70

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.................................72

CUSTODIAN, ADMINISTRATOR AND TRANSFER AGENT...................................73

ADDITIONAL INFORMATION........................................................73

FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT REGISTERED PUBLIC
   ACCOUNTING FIRM...........................................................F-1

APPENDIX A - DESCRIPTION OF RATINGS..........................................A-1

APPENDIX B - CONFLUENCE INVESTMENT MANAGEMENT LLC PROXY VOTING
   POLICIES AND PROCEDURES...................................................B-1

                                USE OF PROCEEDS

      The Fund will invest substantially all of the net proceeds from any sales of Common Shares pursuant to the Prospectus and any prospectus supplement in accordance with the Fund's investment objectives and policies as stated below or for other general corporate purposes.

      Pending investment in securities that meet the Fund's investment objectives and policies, the net proceeds of an offering under the Prospectus and the applicable prospectus supplement will be invested in cash or cash equivalents.

                       INVESTMENT OBJECTIVES AND POLICIES

      Investment Objectives. The Fund's primary investment objective is to seek a high level of current income. The Fund seeks attractive total return as a secondary objective. There can be no assurance that the Fund's investment objectives will be achieved.

      Under normal market conditions, the Fund seeks to achieve its investment objectives by investing at least 80% of its Managed Assets in a portfolio of securities of specialty finance and other financial companies that the Sub-Advisor believes offer attractive opportunities for income and capital appreciation. Under normal market conditions, the Fund will concentrate its investments in securities of companies within industries in the financial sector. The concentration of the Fund's assets in a group of industries is likely to present more risks than a fund that is broadly diversified over several industries or groups of industries.

      Percentage limitations described in this Statement of Additional Information are as of the time of investment by the Fund and may be exceeded on a going-forward basis as a result of market value fluctuations of the Fund's portfolio and other events.

      The Common Shares may trade at a discount or premium to net asset value ("NAV"). An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program. No assurance can be given that the Fund will achieve its investment objectives. For further discussion of the Fund's portfolio composition and associated special risk considerations, see "The Fund's Investments" and "Risks" in the Prospectus.

                            INVESTMENT RESTRICTIONS

FUNDAMENTAL INVESTMENT POLICIES

      The Fund's investment objectives and certain investment policies of the Fund are described in the Prospectus. In addition, the Fund, as a fundamental policy, may not:

            1. Purchase any security if, as a result of the purchase, 25% or more of the Fund's total assets (taken at current value) would be invested in the securities of borrowers and other issuers having their principal business activities in the same industry; provided, that this limitation shall not apply with respect to securities of companies within industries in the financial sector or obligations issued or guaranteed by the U.S. government or by its agencies or instrumentalities;

            2. Borrow money, except as permitted by the Investment Company Act of 1940, as amended (the "1940 Act"), the rules thereunder and interpretations thereof or pursuant to a Securities and Exchange Commission exemptive order;

            3. Issue senior securities, as defined in the 1940 Act, other than:
      (i) Preferred Shares which immediately after issuance will have asset coverage of at least 200%; (ii) indebtedness which immediately after issuance will have asset coverage of at least 300%; (iii) the borrowings permitted by investment restriction 2 above; or (iv) pursuant to a Securities and Exchange Commission exemptive order;

            4. Make loans of funds or other assets, other than by entering into repurchase agreements, lending portfolio securities and through the purchase of debt securities in accordance with its investment objectives, policies and limitations;

            5. Act as underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the "1933 Act"), in connection with the purchase and sale of portfolio securities;

            6. Purchase or sell real estate, but this shall not prevent the Fund from investing in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests therein and the Fund may hold and sell real estate or mortgages on real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund's ownership of such securities; and

            7. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts or derivative instruments or from investing in securities or other instruments backed by physical commodities).

      The reference to "securities of borrowers" under fundamental investment policy restriction #1 above refers to investments in issuers of debt portfolio securities. The companies within the group of industries in the financial sector in which the Fund concentrates its investments are comprised of specialty finance companies, banks, savings institutions, brokerage firms, investment management companies, insurance companies, holding companies of the foregoing and companies that provide related services to such companies.

      Except as noted above, the foregoing fundamental investment policies, together with the investment objectives of the Fund, cannot be changed without approval by holders of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act, which includes common shares and Preferred Shares, if any, voting together as a single class, and of the holders of the outstanding Preferred Shares, if any, voting as a single class. Under the 1940

Act, a "majority of the outstanding voting securities" means the vote of: (A) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the Fund's shares are present or represented by proxy; or (B) more than 50% of the Fund's shares, whichever is less.

NON-FUNDAMENTAL INVESTMENT POLICIES

      In addition to the foregoing investment policies, the Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees. The Fund may not:

            1. Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold at no added cost, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short; or

            2. Purchase securities of listed companies for the purpose of exercising control.

    ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS AND INVESTMENT RISKS

PORTFOLIO COMPOSITION

      The following information supplements the discussion in the Fund's Prospectus and reflects certain investments in which the Fund currently or may in the future invest. For a discussion of the investments in which the Fund principally invests, see "The Fund's Investments--Portfolio Composition" in the Fund's Prospectus.

      Other Financial Companies. The other financial companies in which the Fund may invest include banks, savings institutions, brokerage firms, investment management companies, insurance companies, holding companies of the foregoing and companies that provide related services to such companies. See "--Risks--Other Financial Companies Risk."

      Banks, savings institutions and thrift institutions provide services to customers such as demand, savings and time deposit accounts and a variety of lending and related services.

      Brokerage firms provide services to customers in connection with the purchase and sale of securities.

      Investment/asset management companies provide investment advisory and related services to retail customers, high net-worth individuals and institutions.

      Insurance companies provide a wide range of commercial, life, health, disability, personal property and casualty insurance products and services to businesses, governmental units, associations and individuals.

      Preferred Stock. Preferred stock represents an equity ownership interest in a company and has a preference over common stock in liquidation (and generally as to dividends as well), but is subordinated to the liabilities of the issuer in all respects. Some preferred stock entitles their holders to receive additional liquidation proceeds on the same basis as holders of a company's common stock. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of preferred stock than in a more senior debt security with similarly stated yield characteristics. The market value of preferred stock will also generally reflect whether (and, if so, when) the issuer may force holders to sell their preferred shares back to the issuer and whether (and, if so, when) the holders may force the issuer to buy back their preferred shares. See "--Risks--Preferred Stock and Trust Preferred Securities Risk."

      Trust Preferred Securities. Trust preferred securities are limited-life preferred securities that are typically issued by corporations, generally in the form of interest-bearing notes or preferred securities issued by an affiliated business trust of a corporation whose only assets are generally in the form of beneficial interests in subordinated debentures issued by the corporation, or similarly structured securities. The maturity and dividend rate of the trust preferred securities are structured to match the maturity and coupon interest rate of the underlying subordinated debentures owned by the affiliated trust. Trust preferred securities usually mature on the stated maturity date of the subordinated debentures and may be redeemed or liquidated prior to the stated maturity date of such instruments for any reason on or after their stated call date or upon the occurrence of certain extraordinary circumstances at any time. Distributions from trust preferred securities will not generally qualify for favorable treatment as qualified dividend income. See "--Risks--Preferred Stock and Trust Preferred Securities Risk."

      Convertible Securities. Convertible securities include bonds, debentures, notes, preferred stocks and other securities that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. Convertible securities have general characteristics similar to both debt and equity securities. A convertible security generally entitles the holder to receive interest or preferred dividends paid or accrued until the convertible security matures or is redeemed, converted or exchanged. The market value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable non-convertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities. See "--Risks--Convertible Securities Risk."

      Infrastructure Trust Interests. Infrastructure trusts are statutory trusts structured to own operating companies which own infrastructure assets. Infrastructure trusts are typically classified as grantor trusts for U.S. federal income tax purposes and, as such, are not taxed at the trust level. Interests in infrastructure trusts, which are required to distribute substantially all of their income to investors in order to not be subject to entity level taxation, often offer a yield advantage over other types of securities. Investors in infrastructure trusts will generally be treated as the beneficial owner of a pro rata portion of the interests of the operating companies held by the infrastructure trusts. Beneficial owners of shares of an infrastructure trust will be required to take into account their allocable share of the trust's income, gain, loss, deduction and other items for U.S. federal income tax purposes. Infrastructure assets can be broadly divided into four categories: (i) assets that are natural or near-natural monopolies and are regulated in the level of revenue earned or charges imposed, and include certain power and gas transmission, generation and distribution assets, as well as certain water/waste-water treatment facilities and incumbent local exchange carriers; (ii) assets that depend on a form of user pay system for their main revenue source (e.g., toll roads, airports, railways, ports and certain parking lots); (iii) assets that provide basic social services to the community (e.g., schools, hospitals and correction facilities); and (iv) assets that compete in a market for the sale of a product or service and are therefore exposed to market risks (e.g., electricity generation facilities, solid waste disposal facilities, city and local carparks, and certain communication asset classes). See "--Risks--Infrastructure Trust Risk."

      Income Trust Interests. Income trusts in which the Fund may invest are generally equity investments and include investment trusts, royalty/energy trusts (or their successor companies), and business trusts. These trusts typically earn income through the acquisition of equity and debt instruments, royalty interest or real properties. An income trust can receive interest, royalty or lease payments from an operating entity carrying on a business, as well as dividends and a return of capital. The income is passed on to investors through monthly or quarterly distributions. Income trusts are generally structured to own debt and equity of an underlying entity that carries on an active business (typically natural resource or energy related), or a royalty in revenues generated by the assets thereof. The income trust structure was developed to facilitate distributions to investors on a tax-efficient basis. The projected life of distributions and the sustainability of distribution levels tend to vary with the nature of the business underlying an income trust. The variety of businesses upon which income trusts have been created is broad, both in the nature of the underlying industry and assets and in geographic location. See "--Risks--Income Trust Risk."

      Foreign Securities. The Fund may invest in securities of foreign issuers, including income trusts. The Fund's investments in foreign issuers may include investments in equity and/or fixed-income securities of such issuers. Foreign securities include securities issued or guaranteed by companies organized under the laws of countries other than the United States, securities issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities and debt obligations of supra-national governmental entities such as the World Bank or European Union. These securities may be U.S. dollar-denominated or non-U.S. dollar-denominated. Foreign securities also include U.S. dollar-denominated debt obligations, such as "Yankee Dollar" obligations, of foreign issuers and of supra-national government entities. Yankee Dollar obligations are U.S.

dollar-denominated obligations issued in the U.S. capital markets by foreign corporations, banks and governments. Foreign securities also may be traded on foreign securities exchanges or in over-the-counter capital markets.

      The Fund's investments in foreign issuers may include American Depositary Receipts, Global Depositary Receipts, European Depositary Receipts and other depositary receipts. Such depositary receipts represent common stock deposited with a custodian in a depositary. They are issued by a bank or a trust company to evidence ownership of underlying securities issued by a foreign corporation. These instruments may not necessarily be denominated in the same currency as the securities into which they may be converted. See "--Risks--Foreign Securities Risk."

      Loans. The Fund may invest a portion of its assets in loan participations and other direct claims against a borrower. The Sub-Advisor believes corporate loans to be high-yield debt instruments if the issuer has outstanding debt securities rated below-investment grade or has no rated securities. The corporate loans in which the Fund may invest primarily consist of direct obligations of a borrower and may include debtor-in-possession financings pursuant to Chapter 11 of the U.S. Bankruptcy Code, obligations of a borrower issued in connection with a restructuring pursuant to Chapter 11 of the U.S. Bankruptcy Code (a "bankruptcy reorganization proceeding"), leveraged buy-out loans, leveraged recapitalization loans, receivables purchase facilities and privately placed notes. The Fund may invest in a corporate loan at origination as a co-lender or by acquiring in the secondary market participations in, assignments of or novations of a corporate loan. By purchasing a participation, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate or government borrower. The participations typically will result in the Fund having a contractual relationship only with the lender, not the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated. Direct debt instruments may involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The markets in loans are not regulated by federal securities laws or the Securities and Exchange Commission (the "SEC").

      As in the case of other high-yield investments, such corporate loans may be rated in the lower rating categories of the established rating services (such as "Baa3" or lower by Moody's Investors Services, Inc. ("Moody's") or "BBB-" or lower by Standard & Poor's Ratings Group, a division of The McGraw Hill Companies, Inc. ("S&P")), or may be unrated investments determined to be of comparable quality by the Sub-Advisor. As in the case of other high-yield investments, such corporate loans can be expected to provide higher yields than lower yielding, higher rated fixed income securities, but may be subject to greater risk of loss of principal and income. There are, however, some significant differences between corporate loans and high-yield bonds. Corporate loan obligations are frequently secured by pledges of liens and security interests in the assets of the borrower, and the holders of corporate loans are frequently the beneficiaries of debt service subordination provisions imposed on the borrower's bondholders. These arrangements are designed to give corporate loan investors preferential treatment over high-yield investors in the event of deterioration in the credit quality of the issuer. Even when these arrangements exist, however, there can be no assurance that the borrowers of the corporate loans will repay principal and/or pay interest in full. Corporate loans generally bear interest at rates set at a margin above a generally recognized base lending rate that may fluctuate on a day-to-day basis, in the case of the prime rate of a U.S. bank, or which may be adjusted on set dates, typically 30 days but generally not more than one year, in the case of the London Interbank Offered Rate. Consequently, the value of corporate loans held by the Fund may be expected to fluctuate significantly less than the value of other fixed rate high-yield instruments as a result of changes in the interest rate environment; however, the secondary dealer market for certain corporate loans may not be as well developed as the secondary dealer market for high-yield bonds and, therefore, presents increased market risk relating to liquidity and pricing concerns. See "--Risks--Loan Risk."

      Distressed Securities. The Fund may invest up to 10% of its Managed Assets in distressed securities. Distressed securities are securities issued by a company in a bankruptcy reorganization proceeding; subject to some other form of public or private debt restructuring; otherwise in default or in significant risk of being in default as to the payment of interest or repayment of principal; or trading at prices substantially below other below-investment grade debt securities of companies in similar industries. These are securities generally rated in the lower rating categories ("Ca" or lower by Moody's or "CC" or lower by S&P) or, if unrated, are determined to be of comparable quality by the Sub-Advisor. Distressed securities frequently do not produce current income. Although distressed securities are particularly speculative investments, the Sub-Advisor believes they provide the opportunity for enhanced income and/or capital appreciation. See "--Risks--Distressed Securities Risk."

      Collateralized Debt Obligations. A collateralized debt obligation ("CDO") is an asset-backed security whose underlying collateral is typically a portfolio of bonds, bank loans, other structured finance securities and/or synthetic instruments. Where the underlying collateral is a portfolio of bonds, a CDO is referred to as a collateralized bond obligation ("CBO"). Where the underlying collateral is a portfolio of bank loans, a CDO is referred to as a collateralized loan obligation ("CLO"). CDOs may also be backed by a pool of credit derivatives, including credit default swaps, forward contracts and options. Investors in CDOs bear the credit risk of the underlying collateral. Multiple tranches of securities are generally issued by CDOs, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine and subordinated-equity according to their degree of risk. If there are defaults or a CDO's collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine or subordinated-equity tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated-equity tranches. CDOs are subject to the same risk of prepayment described with respect to asset-backed and mortgage-related securities described above. See "--Risks--Collateralized Debt Obligations Risk."

      Restricted and Illiquid Securities. The Fund may invest in restricted securities, which are securities that may not be sold to the public without an effective registration statement under the Securities Act of 1933, as amended (the "1933 Act"). The restriction on public sale may make it more difficult to value such securities, limit the Fund's ability to dispose of them and lower the amount the Fund could realize upon their sale. Before they are registered, restricted securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. In recognition of the increased size and liquidity of the institutional market for unregistered securities and the importance of institutional investors in the formation of capital, the SEC has adopted Rule 144A under the 1933 Act. Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by the Fund qualify under Rule 144A and an institutional market develops for those securities, the Fund likely will be able to dispose of any such securities without registering them under the 1933 Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of the Fund's illiquidity.

      The Fund may invest in securities that, at the time of investment, are illiquid (determined using the SEC's standard applicable to investment companies, i.e., securities that cannot be disposed of by the Fund within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities). Investments currently considered to be illiquid include, among others, repurchase agreements not entitling the holder to repayment of principal and payment of interest within seven days, non-government stripped fixed-rate mortgage-backed securities, and over-the-counter options. In the absence of readily available market quotations, a committee appointed by the Fund's Board of Trustees will price illiquid investments at a fair value as determined in good faith. Valuing illiquid securities typically requires greater judgment than valuing securities for which there is an active trading market. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of illiquid securities. Investment of the Fund's assets in illiquid securities may restrict the Fund's ability to take advantage of market opportunities. The risks associated with an investment in illiquid securities may be particularly acute in situations in which the Fund's operations require cash and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid securities. See "--Risks--Restricted and Illiquid Securities Risk."

      Other Investment Companies. The Fund may invest in the securities of other investment companies, including BDCs and exchange-traded funds ("ETFs"), to the extent that such investments are consistent with the Fund's investment objectives and policies and permissible under the 1940 Act, including any exemptive relief or no-action guidance from the Securities and Exchange Commission (the "SEC"). Generally, the provisions of the 1940 Act limit the amount the Fund can invest in any one closed-end fund, including BDCs, to 3% of the closed-end fund's total outstanding voting securities. As a result, the Fund may hold a smaller position in a BDC than if it were not subject to this restriction. To comply with the provisions of the 1940 Act, on any matter upon which BDC shareholders are solicited to vote, the Sub-Advisor may be required to vote BDC shares in the same general proportion as shares held by other shareholders of the BDC. These limitations do not apply to the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company.

      The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies' expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund's own operations.

      Derivatives. The Fund may use a variety of derivative instruments for investment purposes or for hedging or risk management purposes. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to individual instruments, interest rates, currencies or currency exchange rates and related indexes. The Fund may use any or all of these instruments at any time, and the use of any particular derivative transaction may depend on market conditions. The derivative transactions that the Fund may use, if at all, and the associated risks with such transactions are described below under "Other Investment Strategies and Techniques--Derivative Transactions."

      Short-Term Debt Securities; Temporary Defensive Position; Invest-Up Period. During the period which the net proceeds of the offering of Common Shares are being invested, the issuance of Preferred Shares, if any, commercial paper or notes and/or borrowings are being invested or during periods in which the Advisor or the Sub-Advisor determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so, the Fund may deviate from its investment strategy and invest all or any portion of its Managed Assets in cash and cash equivalents. The Advisor's or the Sub-Advisor's determination that it is temporarily unable to follow the Fund's investment strategy or that it is impracticable to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Fund's investment strategy is extremely limited or absent. In such a case, the Fund may not pursue or achieve its investment objectives.

      Cash and cash equivalents are defined to include, without limitation, the following:

            1. U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by: (i) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the U.S. government; (ii) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (iii) the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation; and (iv) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

            2. Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current Federal Deposit Insurance Corporation ("FDIC") regulations, the maximum insurance payable as to any one certificate of deposit is $250,000; therefore, certificates of deposit purchased by the Fund may not be fully insured.

            3. Repurchase agreements, which involve purchases of debt securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and typically reflects current market interest rates. Such actions afford an opportunity for the Fund to invest temporarily available cash. Pursuant to the Fund's policies and procedures, the Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers' acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The Sub-Advisor monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The Sub-Advisor does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

            4. Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. The Sub-Advisor will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity measures) and will continuously monitor the corporation's ability to meet all its financial obligations, because the Fund's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a nationally recognized statistical rating organization (an "NRSRO") and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

            5. The Fund may invest in bankers' acceptances, which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

            6. The Fund may invest in bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

            7. The Fund may invest in shares of money market funds in accordance with the provisions of the 1940 Act, the rules thereunder and interpretations thereof.

RISKS

      The following information supplements the discussion in the Fund's Prospectus and summarizes some of the risks associated with certain of the investments in which the Fund currently or may in the future invest. For a discussion of the risks associated with investing in the Fund, see "Risks" in the Fund's Prospectus.

      Other Financial Companies Risk. In addition to the risks associated with the Fund's investments in specialty finance and other financial companies generally, as described in the Prospectus, investments in certain types of specialty finance and other financial companies are subject to additional risks.

      Banks may invest and operate in an especially highly regulated environment and are subject to extensive supervision by numerous federal and state regulatory agencies including, but not limited to, the Federal Reserve Board, the Federal Deposit Insurance Corporation and state banking authorities. Such regulation is intended primarily for the protection of bank depositors and customers rather than for the benefit of investors. Changes in regulations and governmental policies and accounting principles could adversely affect the business and operations of banks in which the Fund may invest.

      Savings institutions frequently have a large proportion of their assets in the form of loans and securities secured by residential real estate. As a result, the financial condition and results of operations of such savings institutions would likely be affected by the conditions in the residential real estate markets in the areas in which these savings institutions do business.

      Investment/asset management companies in which the Fund may invest operate in a highly competitive environment with investors generally favoring investment advisors with a sustained successful performance record. The performance of such companies may be affected by factors over which they have little or no control, including general economic conditions, other factors influencing the capital markets, the net sales of mutual fund shares generally and interest rate fluctuations.

      The performance of the Fund's investments in insurance companies will be subject to risk from several additional factors. The earnings of insurance companies will be affected by, in addition to general economic conditions, pricing (including severe pricing competition from time to time), claims activity and marketing competition. Particular insurance lines will also be influenced by specific matters. Property and casualty insurer profits may be affected by certain weather catastrophes and other disasters. Life and health insurer profits may be affected by mortality and morbidity rates. Individual companies may be exposed to material risks, including reserve inadequacy, problems in investment portfolios (due to real estate or "junk" bond holdings, for example), and the inability to collect from reinsurance carriers. Insurance companies are subject to extensive governmental regulation, including the imposition of maximum rate levels, which may not be adequate for some lines of business. Proposed or potential anti-trust or tax law changes also may affect adversely insurance companies' policy sales, tax obligations and profitability.

      Income Trust Risk. Investments in income trusts are subject to the risks generally applicable to companies in the energy and natural resources sectors, including commodity pricing risk, supply and demand risk, depletion risk and exploration risk. The return on the Fund's investments in income trusts will be dependent on the prices for natural gas, natural gas liquids, crude oil, refined petroleum products, coal or other natural resources. These prices may fluctuate widely in response to a variety of factors including global and domestic economic conditions, weather conditions, the supply and price of imported energy commodities, the production and storage levels of energy commodities in certain regions or in the world, political stability, transportation facilities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems. Income trusts have naturally depleting assets. As a result, in order to maintain or grow their revenues, income trusts or their customers need to maintain or expand their reserves through new sources of supply, the development of existing sources or acquisitions, and the inability to do so may adversely affect the financial performance of the income trusts.

      There are certain tax risks associated with the income trusts in which the Fund may invest, including the possibility that Canadian and U.S. taxing authorities may challenge the deductibility of certain interest payments and certain other costs and expenses inherent in the structure of certain income trusts and the risk that U.S. taxing authorities could challenge the Fund's treatment for federal income tax purposes of the income trusts in which the Fund invests. These tax risks, and any adverse determination with respect thereto, could have a negative impact on the after-tax income available for distribution by the income trusts and/or the value of the Fund's investments. There can be no assurance that future changes to Canadian and U.S. tax laws or tax rules would not adversely affect the Fund's investments in income trusts or the value of the common shares.

      Preferred Stock and Trust Preferred Securities Risk. There are special risks associated with investing in preferred securities, including risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights and special redemption rights. Preferred stocks are unique securities that combine some of the characteristics of both common stocks and bonds, but are typically subordinated to bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income, and therefore will be subject to greater credit risk than those debt instruments. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions. Certain of the preferred stocks in which the Fund may invest may be convertible preferred stocks, which have risks similar to convertible securities as described below in "--Convertible Securities Risk."

      Trust preferred securities are limited-life preferred securities typically issued by corporations, generally in the form of interest- bearing notes or preferred securities issued by an affiliated business trust of a corporation whose only assets are generally in the form of beneficial interests in subordinated debentures or similarly structured securities. Dividend payments on the trust preferred securities generally coincide with interest payments on the underlying obligations. Trust preferred securities generally have a yield advantage over traditional preferred stocks, but unlike preferred stocks, distributions are treated as interest rather than dividends for federal income tax purposes and therefore, are not eligible for the dividends-received deduction and do not constitute qualified dividend income. Trust preferred securities prices fluctuate for several reasons including changes in investors' perception of the financial condition of an issuer or the general economic condition of the market for trust preferred securities, or when political or economic events affecting the issuers occur. Trust preferred securities are also sensitive to interest rate fluctuations, as the cost of capital rises and borrowing costs increase in a rising interest rate environment and there is risk that a trust preferred security may be called for redemption in a falling interest rate environment. Certain of the other risks unique to trust preferred securities include: (i) distributions on trust preferred securities will be made only if interest payments on the interest-bearing notes, preferred securities or subordinated debentures are made; (ii) a corporation issuing the interest-bearing notes, preferred securities or subordinated debentures may defer interest payments on these instruments for up to 20 consecutive quarters and if such election is made, distributions will not be made on the trust preferred securities during the deferral period; (iii) certain tax or regulatory events may trigger the redemption of the interest-bearing notes, preferred securities or subordinated debentures by the issuing corporation and result in prepayment of the trust preferred securities prior to their stated maturity date; (iv) future legislation may be proposed or enacted that may prohibit the corporation from deducting its interest payments on the interest-bearing notes, preferred securities or subordinated debentures for tax purposes, making redemption of these instruments likely; (v) a corporation may redeem the interest-bearing notes, preferred securities or subordinated debentures in whole at any time or in part from time to time on or after a stated call date; (vi) trust preferred securities holders have very limited voting rights; and (vii) payment of interest on the interest bearing notes, preferred securities or subordinated debentures, and therefore distributions on the trust preferred securities, is dependent on the financial condition of the issuing corporation.

      Convertible Securities Risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Similar to traditional fixed-income securities, the market values of convertible securities tend to decline as interest rates increase and, conversely, increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not decline in price to the same extent as the underlying common stock. Convertible securities often rank senior to common stock in an issuer's capital structure and consequently may entail less risk than the issuer's common stock.

      Infrastructure Trust Risk. Infrastructure issuers, including utilities and companies involved in infrastructure projects, are subject to a variety of factors that may adversely affect their business operations, including high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, the effects of economic slowdown and surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Infrastructure issuers may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers, service interruption due to environmental, operational or other mishaps and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards.

      Foreign Securities Risk. The Fund may invest in securities (equity or debt) of foreign issuers. Investing in securities of foreign issuers, which are generally denominated in foreign currencies, may involve certain risks not typically associated with investing in securities of U.S. issuers. These risks include: (i) there may be less publicly available information about foreign issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) foreign markets may be smaller, less liquid and more volatile than the U.S. market; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund's investments;
(iv) the economies of foreign countries may grow at slower rates than expected or may experience a downturn or recession; (v) the impact of economic, political, social or diplomatic events; (vi) certain foreign countries may impose restrictions on the ability of foreign issuers to make payments of principal and interest to investors located in the United States due to blockage of foreign currency exchanges or otherwise; and (vii) withholding and other foreign taxes may decrease the Fund's return. Investments in foreign securities may also be subject to higher brokerage costs and less government supervision and regulation of exchanges, brokers and issuers. In addition, governmental regulation in certain foreign countries may impose interest rate controls, credit controls and price controls. These risks may be more pronounced to the extent that the Fund invests a significant amount of its assets in securities of issuers located in one region and to the extent that the Fund invests in securities of issuers in emerging markets.

      The Fund may invest in securities of issuers located in countries considered to be emerging markets, and investments in such securities are considered speculative. Heightened risks of investing in emerging markets securities include: (i) smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; (ii) significant price volatility; (iii) restrictions on foreign investment; and (iv) possible repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. See "--Currency Risk."

      Currency Risk. The value of securities denominated or quoted in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. The Fund's investment performance may be negatively affected by a devaluation of a currency in which the Fund's investments are denominated or quoted. Further, the Fund's investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities denominated or quoted in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

      Loan Risk. There may not be as much public information available regarding certain of the types of loans in which the Fund may invest as is available for other Fund investments, such as exchange-listed securities and there may not be an active trading market for some loans, meaning they may be illiquid and more difficult to value than other more liquid securities. Settlement periods for loans are longer than for exchange-traded securities, typically ranging between 1 and 3 weeks, and in some cases much longer. There is no central clearinghouse for loan trades, and the loan market has not established enforceable settlement standards or remedies for failure to settle. Because the interest rates of floating rate loans in which the Fund may invest may reset frequently, if market interest rates fall, the loans' interest rates will be reset to lower levels, potentially reducing the Fund's income. The Fund may not have access to material non-public information regarding an obligor to which other investors may have access.

      Distressed Securities Risk. The Fund may invest up to 10% of its Managed Assets in securities issued by companies in a bankruptcy reorganization proceeding, subject to some other form of a public or private debt restructuring, or otherwise in default or in significant risk of default in the payment of interest or repayment of principal or trading at prices substantially below other below-investment grade debt securities of companies in similar industries. Distressed securities frequently do not produce income while they are outstanding. The Fund may be required to incur certain extraordinary expenses in order to protect and recover its investment in distressed securities. For additional risks associated with an investment in distressed securities, see "Risks--Lower Grade Securities Risk" in the Fund's Prospectus.

      Collateralized Debt Obligations Risk. In addition to the general risks associated with fixed-income securities discussed in the Fund's Prospectus, CDOs carry additional risks, including: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments;
(ii) the quality of the collateral may decline in value or default; (iii) the possibility that the CDO securities are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

      The credit quality of CDOs depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided. The underlying assets (e.g., securities or loans) of CDOs may be subject to prepayments, which would shorten the weighted average maturity and may lower the return of the CDO. If a credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The transaction documents relating to the issuance of CDOs may impose eligibility criteria on the assets of the issuing special purpose vehicle ("SPV"), restrict the ability of the investment manager to trade investments and impose certain portfolio-wide asset quality requirements. These criteria, restrictions and requirements may limit the ability of the SPV's investment manager to maximize returns on the CDOs. In addition, other parties involved in structured products, such as third party credit enhancers and investors in the rated tranches, may impose requirements that have an adverse effect on the returns of the various tranches of CDOs. Furthermore, CDO transaction documents generally contain provisions that, in the event that certain tests are not met (generally interest coverage and over-collateralization tests at varying levels in the capital structure), require that proceeds that would otherwise be distributed to holders of a junior tranche must be diverted to pay down the senior tranches until such tests are satisfied. Failure (or increased likelihood of failure) of a CDO to make timely payments on a particular tranche will have an adverse effect on the liquidity and market value of such tranche.

      Payments to holders of CDOs may be subject to deferral. If cash flows generated by the underlying assets are insufficient to make all current and, if applicable, deferred payments on the CDOs, no other assets will be available for payment of the deficiency and, following realization of the underlying assets, the obligations of the issuer to pay such deficiency will be extinguished.

      The value of CDO securities also may change because of changes in the market's perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or fund providing the credit support or enhancement. Furthermore, the leveraged nature of each subordinated class may magnify the adverse impact on such class of changes in the value of the assets, changes in the distributions on the assets, defaults and recoveries on the assets, capital gains and losses on the assets, prepayment on the assets and availability, price and interest rates of the assets. CDOs are limited recourse, may not be paid in full and may be subject to up to 100% loss.

      CDOs are typically privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities; however, an active dealer market may exist which would allow such securities to be considered liquid in some circumstances.

      Restricted and Illiquid Securities Risk. Investments in restricted securities could have the effect of increasing the amount of the Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities. Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities can be more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Illiquid and restricted securities are also more difficult to value, especially in challenging markets. The Sub-Advisor's judgment may play a greater role in the valuation process. Investment of the Fund's assets in illiquid and restricted securities may restrict the Fund's ability to take advantage of market opportunities. The risks associated with illiquid and restricted securities may be particularly acute in situations in which the Fund's operations require cash and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid or restricted securities. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered, therefore enabling the Fund to sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquiror of the securities. In either case, the Fund would bear market risks during that period. See "--Privately-Issued Securities Risk."

      Privately-Issued Securities Risk. In addition to being subject to the risks applicable to restricted and/or illiquid securities, as described above, privately-issued securities are also subject to the following risks:

      o Availability Risk. The Fund's ability to make investments in privately-issued securities is dependent upon the availability of a sufficient supply of such securities that meets the investment criteria established by the Advisor and Sub-Advisor. While the Fund may purchase a substantial portion of such securities from or through one or more broker-dealers or intermediaries and/or directly from the issuers thereof, the Fund has no current obligations to purchase any such securities and none of such parties has a current obligation to sell any such securities to the Fund. To the extent the Fund must pay any fees associated with the issuance of such securities, including brokers' or finders' fees, it may reduce the Fund's targeted yield. If the Fund is unsuccessful in obtaining any such securities, the Fund's overall current yield and tax-advantaged benefits may be adversely affected. In addition, under such circumstances the Fund may be required to invest in other investments that do not pay rates of return that are as high as those expected to be paid on such securities, in which case the Fund may not be able to achieve its investment objectives.

      o Valuation Risk. The Fund will use an independent pricing service to value any privately-issued preferred securities, which generally are expected initially, and for some extended period of time, to be illiquid. Based on information provided to the Fund by such independent pricing service, in determining the value of privately-issued preferred securities, such pricing service will consider (i) the characteristics of, and fundamental analytical data relating to, the privately-issued securities, including cost, size of the issuance, current dividend rate and the time period until the next dividend rate readjustment, (ii) the credit quality of the issuer, based on an evaluation of its financial condition and regulatory filings and (iii) transactions in securities comparable to such privately-issued securities and various relationships between securities that are recognized by institutional traders. The Fund will use a fair value methodology if the independent pricing service is unable to provide a price for a privately-issued security, if the price provided by the independent pricing service is deemed unreliable or if events occurring after the close of a securities market and before the Fund values its Managed Assets would materially affect net asset value. A security that is fair valued may be valued at a price higher or lower than (i) the price that may be received if such security were to be sold or (ii) the value determined by other funds using their own fair valuation procedures. In addition, where no market currently exists for privately-issued securities, there can be no assurance that any such market will develop in the future, which may adversely affect the valuation of such securities, which in turn may adversely affect the ability of the Fund to sell such securities at times or prices desired by the Fund.

      Risks of Investing in Other Investment Companies. To the extent the Fund invests a portion of its assets in other investment companies, including open-end funds, closed-end funds, ETFs and other types of funds, those assets will be subject to the risks of the purchased funds' portfolio securities, and a shareholder in the Fund will bear not only his or her proportionate share of the Fund's expenses, but also indirectly the expenses of the purchased funds. Common shareholders of the Fund would therefore be subject to duplicative expenses to the extent the Fund invests in other funds. The Fund's investments in other funds also are subject to the ability of the managers of those funds to achieve the funds' investment objectives. Risks associated with investments in closed-end funds generally include the risks described in the Prospectus associated with the Fund's structure as a closed-end fund, including market risk, leverage risk, risk of market price discount from net asset value, risk of anti-takeover provisions and non-diversification. In addition, investments in closed-end funds may be subject to dilution risk, which is the risk that strategies employed by a closed-end fund, such as rights offerings, may, under certain circumstances, have the effect of reducing its share price and the Fund's proportionate interest.

      The Fund may invest in the securities of ETFs, to the extent permitted by law. Most ETFs are investment companies that aim to track or replicate a desired index, such as a sector, market or global segment. Most ETFs are passively managed and their shares are traded on a national exchange. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as "creation units." The investor purchasing a creation unit may sell the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. There can be no assurance that an ETF's investment objective will be achieved, as ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. The Fund, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF's expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund's own operations. ETF shares may trade at a premium or discount to their NAV. As ETFs trade on an exchange, they are subject to the risks of any exchange-traded instrument, including: (i) an active trading market for its shares may not develop or be maintained, (ii) trading of its shares may be halted by the exchange, and (iii) its shares may be delisted from the exchange. Some ETFs are highly leveraged and therefore will expose the Fund to risks posed by leverage, including the risk that the use of leverage by an ETF can magnify the effect of any of its losses.

                   OTHER INVESTMENT STRATEGIES AND TECHNIQUES

DERIVATIVE TRANSACTIONS

      The Fund may, but is not required to, enter into various derivative transactions to seek to (i) reduce interest rate risks arising from any use of leverage; (ii) facilitate portfolio management; (iii) mitigate other risks, including, without limitation, interest rate, currency and credit risks; and/or
(iv) earn income. The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on currencies, securities, equity, fixed-income, currency and/or interest rate indices and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars, enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures, or enter into various credit transactions, total rate of return swap transactions, credit default swaps, swap options and other credit derivative instruments. The Fund also may purchase derivative instruments that combine features of these instruments and other similar transactions which may be developed in the future to the extent the Sub-Advisor determines that they are consistent with the Fund's investment objectives and policies and applicable regulatory requirements.

      Derivative transactions, if any, generally provide for the transfer from one counterparty to another of certain risks inherent in the ownership of a financial asset such as a common stock or debt instrument. The transfer of risk may be complete or partial, and may be for the life of the related asset or for a shorter period. Derivative transactions may provide the Fund with the opportunity to gain or reduce exposure to one or more reference securities or other financial assets without actually owning or selling such assets in order, for example, to increase or reduce a concentration risk or to diversify a portfolio.

      The Fund may seek to use derivative transactions to generate income and enhance potential gain, protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio and protect the overall value of the Fund's portfolio, preserve a return on a particular investment or portion of its portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate and currency exposure of the Fund, protect against changes in currency exchange rates, manage the effective maturity or duration of the Fund's portfolio or establish positions in the derivatives markets as a substitute for purchasing or selling particular securities. Market conditions will determine in part whether and in what circumstances the Fund would employ any of these hedging and strategic techniques. No assurance can be given that these practices will achieve the desired result. The values of certain derivatives can be affected dramatically by even small market movements, sometimes in ways that are difficult to predict. The successful utilization of derivative transactions requires skills different from those needed in the selection of the Fund's portfolio securities. In addition, the Fund's ability to use derivative instruments may be limited by tax considerations. The Fund will incur brokerage and other costs in connection with its derivative transactions.

      Hedging Strategies. Derivative transactions may be used for hedging or risk management purposes. Hedging is an attempt to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that the Fund proposes to acquire or the exchange rate of currencies in which the portfolio securities are quoted or denominated. Hedging or derivative instruments on securities may be used to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire. Such instruments may also be used to "lock-in" recognized but unrealized gains in the value of portfolio securities. Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies also can reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. The use of hedging instruments is subject to applicable regulations of the SEC, the exchanges or trading facilities upon which they are traded, the central clearing organizations through which they are cleared, the Commodity Futures Trading Commission (the "CFTC") and various state regulatory authorities.

      Options. The Fund may purchase and write (sell) call and put options on any securities, securities indices and currencies. These options may be listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. The Fund may write covered put and call options and purchase put and call options as a substitute for the purchase or sale of securities or to protect against declines in the value of the portfolio securities and against increases in the cost of securities to be acquired.

      A call option on securities written by the Fund obligates the Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option on securities written by the Fund obligates the Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Writing covered call options may deprive the Fund of the opportunity to profit from an increase in the market price of the securities in its portfolio. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities to be acquired for its portfolio.

      A written call option or put option may be covered by (1) maintaining cash or liquid securities in a segregated account with a value at least equal to the Fund's obligation under the option, (2) entering into an offsetting forward commitment and/or (3) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position. A written call option on securities is typically covered by maintaining the securities that are subject to the option in a segregated account. The Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index.

      The Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions." There can be no assurance that a closing purchase transaction can be effected when the Fund so desires.

      The Fund may purchase call options in anticipation of an increase, or put options in anticipation of a decrease ("protective puts"), in the market value of securities of the type in which it may invest. The Fund may also sell call and put options to close out its purchased options. The ability of the Fund to enter into a closing sale transaction depends on the existence of a liquid secondary market. There can be no assurance that a closing sale transaction can be effected when the Fund so desires.

      The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities or currency at a specified price during the option period. The Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities or currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

      The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund's portfolio securities. Put options may also be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the Fund's portfolio securities.

      The Fund's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Sub-Advisor. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

      Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time and, for some options, no secondary market on an exchange or elsewhere may exist. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities or currencies.

      Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options; (2) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

      The Fund's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations.

      The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

      The purchase of options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities on which the option is based. Options transactions may result in significantly higher transaction costs and portfolio turnover for the Fund.

      The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends in part on the Sub-Advisor's ability to predict future price fluctuations and, for hedging transactions, the degree of correlation between the options and securities or currency markets. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging.

      Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments or currencies for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract). The price at which the contract trades (the "contract price") is determined by relative buying and selling interest on a regulated exchange. The Fund will not enter into futures contracts which are prohibited under the Commodity Exchange Act (the "CEA") and will, to the extent required by regulatory authorities, enter only into futures contracts that are traded on exchanges and are standardized as to maturity date and underlying financial instrument.

      Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. Margin is the amount of funds equal to a specified percentage of the current market value of the contract that must be deposited by the Fund with its custodian in the name of the futures commodities merchant in order to initiate futures trading and to maintain the Fund's open positions in futures contracts. A margin deposit is intended to ensure the Fund's performance of the futures contract. The margin required for a particular futures contract is set by the exchange on which the futures contract is traded and may be significantly modified from time to time by the exchange during the term of the futures contract.

      In entering into futures contracts, the Fund may, for example, take a "short" position in the futures market by selling futures contracts in an attempt to hedge against an anticipated decline in market prices that would adversely affect the value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund's portfolio securities. When a short hedging position is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund's portfolio securities would be substantially offset by a decline in the value of the futures position. On other occasions, the Fund may take a "long" position by purchasing futures contracts. When securities prices are rising, the Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

      Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. If the offsetting purchase price is less than the original sale price, a gain will be realized. Conversely, if the offsetting sale price is more than the original purchase price, a gain will be realized; if it is less, a loss will be realized. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract and the Fund may not be able to realize a gain in the value of its future position or prevent losses from mounting. This inability to liquidate could occur, for example, if trading is halted due to unusual trading activity in either the security futures contract or the underlying security; if trading is halted due to recent news events involving the issuer of the underlying security; if systems failures occur on an exchange or at the firm carrying the position; or, if the position is on an illiquid market. Even if the Fund can liquidate its position, it may be forced to do so at a price that involves a large loss.

      While futures contracts on securities will usually be liquidated through offsetting transactions prior to the settlement date, the Fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing organization associated with the exchange on which futures contracts are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date. Some futures contracts are settled by physical delivery of the underlying financial instrument. For example, at the expiration of a security futures contract that is settled through physical delivery, a person who is long the contract must pay the final settlement price set by the regulated exchange or the clearing organization and take delivery of the underlying shares. Conversely, a person who is short the contract must make delivery of the underlying shares in exchange for the final settlement price. Settlement with physical delivery may involve additional costs. Other futures contracts are settled through cash settlement. In this case, the underlying security is not delivered. Instead, any positions in such security futures contracts that are open at the end of the last trading day are settled through a final cash payment based on a final settlement price determined by the exchange or clearing organization. Once this payment is made, neither party has any further obligations on the contract. Security futures contracts that are not liquidated prior to expiration must be settled in accordance with the terms of the contract.

      Margin Requirements for Futures and Swaps Contracts and Associated Risks. Exchange-traded derivatives and over-the-counter derivative transactions submitted for clearing through a central counterparty will be subject to minimum initial and variation margin requirements set by the relevant clearinghouse, as well as possible SEC or CFTC mandated margin requirements. The regulators also have broad discretion to impose margin requirements on non-cleared over-the-counter derivatives. These margin requirements will increase the overall costs for the Fund.

      Trading in exchange-traded or otherwise cleared derivatives involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the futures contracts were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract. However, the Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

      Options on Futures Contracts. The Fund may purchase and write call and put options on futures contracts. The Fund may also enter into closing purchase and sale transactions with respect to any of these contracts and options. The purchase of put and call options on futures contracts will give the Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

      The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund's assets. By writing a call option, the Fund becomes obligated, in exchange for the premium (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. The loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received.

      The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. The Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

      Risks Associated with Futures Contracts and Options on Futures Contracts. While transactions in futures contracts and options on futures may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates or securities prices may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions.

      Perfect correlation between the Fund's futures positions and portfolio positions will be impossible to achieve. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss. Under certain market conditions, the prices of security futures contracts may not maintain their customary or anticipated relationships to the prices of the underlying security or index. These pricing disparities could occur, for example, when the market for the security futures contract is illiquid, when the primary market for the underlying security is closed, or when the reporting of transactions in the underlying security has been delayed.

      Some futures contracts or options on futures may become illiquid under adverse market conditions. In addition, in certain circumstances such as during periods of market volatility, a commodity exchange may suspend or limit trading in a futures contract or related option, which may make the instrument temporarily illiquid and difficult to price and, thus, expose the Fund to a potential loss. The regulated exchanges may also have discretion under their rules to halt trading in other circumstances, such as when the exchange determines that the halt would be advisable in maintaining a fair and orderly market. Commodity exchanges also may establish daily limits on the amount that the price of a futures contract or related option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the Fund from closing out positions and limiting its losses.

      Each regulated exchange trading a security futures contract may also open and close for trading at different times than other regulated exchanges trading security futures contracts or markets trading the underlying security or securities. Trading in security futures contracts prior to the opening or after the close of the primary market for the underlying security may be less liquid than trading during regular market hours.

      As further discussed in this Statement of Additional Information, transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to purchase securities, require the Fund to establish a segregated account consisting of cash or liquid securities in an amount equal to the underlying value of such contracts and options.

      Swap Agreements. The Fund may enter into swap agreements. A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates (as further discussed below), commodity prices, non-U.S. currency rates, mortgage securities, corporate borrowing rates, security prices, indexes or inflation rates.

      Swap agreements may increase or decrease the overall volatility of the investments of the Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in losses.

      Generally, swap agreements have fixed maturity dates that are agreed upon by the parties to the swap. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.

      Equity Swaps. In a typical equity swap, one party agrees to pay another party the return on a security, security index or basket of securities in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to securities making up the index of securities without actually purchasing those securities. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the interest that the Fund will be committed to pay under the swap.

      Total Return Swaps. Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market.

      Interest Rate Swaps, Collars, Caps and Floors. The Fund may enter into interest rate swaps or total rate of return swaps or purchase or sell interest rate caps or floors. Interest rate swaps involve the exchange by the Fund with another party of their respective obligations to pay or receive interest (e.g., an exchange of an obligation to make floating rate payments for an obligation to make fixed rate payments). For example, if the Fund holds a debt instrument with an interest rate that is reset only once each year, it may swap the right to receive interest at this fixed rate for the right to receive interest at a rate that is reset every week. This would enable the Fund to offset a decline in the value of the debt instrument due to rising interest rates but would also limit its ability to benefit from falling interest rates. Conversely, if the Fund holds a debt instrument with an interest rate that is reset every week and it would like to lock in what it believes to be a high interest rate for one year, it may swap the right to receive interest at this variable weekly rate for the right to receive interest at a rate that is fixed for one year. Such a swap would protect the Fund from a reduction in yield due to falling interest rates and may permit the Fund to enhance its income through the positive differential between one week and one year interest rates, but would preclude it from taking full advantage of rising interest rates.

      The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest at the difference of the index and the predetermined rate on a notional principal amount (i.e., the reference amount with respect to which interest obligations are determined although no actual exchange of principal occurs) from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest at the difference of the index and the predetermined rate on a notional principal amount from the party selling the interest rate floor. The Fund may also engage in interest rate collars, which is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

      In circumstances in which the Sub-Advisor anticipates that interest rates will decline, the Fund might, for example, enter into an interest rate swap as the floating rate payor or, alternatively, purchase an interest rate floor. In the case of purchasing an interest rate floor, if interest rates declined below the floor rate, the Fund would receive payments from its counterparty which would wholly or partially offset the decrease in the payments it would receive in respect of the portfolio assets being hedged. In the case where the Fund purchases an interest rate swap, if the floating rate payments fell below the level of the fixed rate payment set in the swap agreement, the Fund's counterparty would pay the Fund amounts equal to interest computed at the difference between the fixed and floating rates over the notional principal amount. Such payments would offset or partially offset the decrease in the payments the Fund would receive in respect of floating rate portfolio assets being hedged.

      Depending on whether the Fund would be entitled to receive net payments from the counterparty on a swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, a default by a counterparty could negatively impact the performance of the common shares of the Fund. In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the common shares of the Fund. Early termination of a swap could result in a termination payment by or to the Fund. Early termination of a cap could result in a termination payment to the Fund. The Fund will not enter into interest rate swap or cap transactions having a notional amount that exceeds the outstanding amount of the Fund's Financial Leverage.

      To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the net asset value of the common shares of the Fund. In addition, if short-term interest rates are lower than the Fund's fixed rate of payment on the interest rate swap, the swap will reduce common share net earnings. If, on the other hand, short-term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance common share net earnings. Buying interest rate caps could decrease the net earnings of the common shares of the Fund in the event that the premium paid by the Fund to the counterparty exceeds the additional amount the Fund would have been required to pay had it not entered into the cap agreement.

      Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset any declines in the value of the Fund's portfolio assets being hedged or the increase in the Fund's cost of Financial Leverage.

      The successful use of swaps, caps and floors to preserve the rate of return on a portfolio of financial instruments depends on the Sub-Advisor's ability to predict correctly the direction and extent of movements in interest rates. Although the Fund believes that use of the hedging and risk management techniques described above may benefit the Fund, if the Sub-Advisor's judgment about the direction or extent of the movement in interest rates is incorrect, the Fund's overall performance would be worse than if it had not entered into any such transactions.

      Typically, the Fund will enter into derivative interest rate transactions either on an exchange or a regulated trading facility, or, if on an over-the-counter basis, with financial institutions. The Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated investment grade by at least one NRSRO at the time of entering into such transaction or whose creditworthiness is believed by the Sub-Advisor to be equivalent to such rating. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction but remedies may be subject to bankruptcy and insolvency laws which could affect the Fund's right as a creditor. There can be no assurance, however, that the Fund will be able to enter into interest rate swaps or to purchase interest rate caps or floors at prices or on terms the Sub-Advisor believes are advantageous to the Fund. In addition, although the terms of interest rate swaps, caps and floors may provide for termination, there can be no assurance that the Fund will be able to terminate an interest rate swap or to sell or offset interest rate caps or floors that it has purchased.

      Credit Derivatives. The Fund also may engage in credit derivative transactions. Default risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index. There are three basic transactional forms for credit derivatives: swaps, options and structured instruments. The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If the Sub-Advisor is incorrect in its forecasts of default risks, market spreads or other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used. Moreover, even if the Sub-Advisor is correct in its forecasts, there is a risk that a credit derivative position may correlate imperfectly with the price of the asset or liability being hedged. Credit derivative transaction exposure may be attained through the use of derivatives and through credit default swap transactions and credit linked securities.

      Credit Default Swap Agreements. The Fund may enter into credit default swap agreements. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value," of the reference obligation. Credit default swap transactions are either "physical delivery" settled or "cash" settled. Physical delivery entails the actual delivery of the reference asset to the seller in exchange for the payment of the full par value of the reference asset. Cash settled entails a net cash payment from the seller to the buyer based on the difference of the par value of the reference asset and the current value of the reference asset that may have, through default, lost some, most or all of its value. The Fund may be either the buyer or seller in a credit default swap transaction. If the Fund is a buyer and no event of default occurs, the Fund will have made a series of periodic payments and recover nothing of monetary value. However, if an event of default occurs, the Fund (if the buyer) will receive the full notional value of the reference obligation either through a cash payment in exchange for the asset or a cash payment in addition to owning the reference assets. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and five years, provided that there is no event of default. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation.

      Credit default swap transactions involve greater risks than if the Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to liquidity risk, counterparty risk and credit risks, each as further described below. Moreover, if the Fund is a buyer, it will lose its investment and recover nothing should no event of default occur. If an event of default were to occur, the value of the reference obligation received by the seller, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. When the Fund acts as a seller of a credit default swap agreement it is exposed to the risks of leverage since if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation.

      Currency Exchange Transactions. The Fund may enter into currency exchange transactions to hedge the Fund's exposure to foreign currency exchange rate risk to the extent the Fund invests in non-U.S. denominated securities of non-U.S. issuers. The Fund's currency transactions will be limited to portfolio hedging involving portfolio positions. Portfolio hedging is the use of a forward contract with respect to a portfolio security position denominated or quoted in a particular currency. A forward contract is an agreement to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks, foreign exchange dealers or broker-dealers, are not exchange-traded, and are usually for less than one year, but may be renewed.

      At the maturity of a forward contract to deliver a particular currency, the Fund may either sell the portfolio security related to such contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

      It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for the Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency that the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency the Fund is obligated to deliver.

      If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

      Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions. Since currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

      Asset Coverage and Asset Segregation. The Fund will comply with the regulatory requirements of the SEC and the CFTC with respect to coverage of options and futures positions by registered investment companies and, if the guidelines so require, will set aside cash, U.S. government securities, high grade liquid debt securities and/or other liquid assets permitted by the SEC and CFTC in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or options position is outstanding, unless replaced with other permissible assets, and will be marked-to-market daily.

      A swap agreement can be a form of leverage, which can magnify a fund's gains or losses. In order to reduce the risk associated with leveraging, a fund may cover its current obligations under swap agreements according to guidelines established by the SEC.

      Because the Fund intends to segregate assets in the form of cash, cash equivalents or liquid securities in an amount equal to the net exposure under a derivative instrument or the notional value of a derivative instrument, enter into offsetting positions in respect of its derivative instruments or otherwise cover its obligations under its derivative instruments (in each such case, in accordance with any applicable segregation requirements or interpretations of the SEC and SEC staff), the Sub-Advisor and the Fund believe these hedging transactions do not constitute senior securities.

      If the Fund enters into a swap agreement on a net basis (i.e., where the two parties make net payments with the Fund receiving or paying, as the case may be, only the net amount of the two payments), it will be required to segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will be required to segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement. The Fund usually will enter into interest rate swaps on a net basis.

      Regulation as a "Commodity Pool." The CFTC has recently adopted amendments to CFTC Rule 4.5 which requires operators of registered investment companies to either limit such investment companies' use of futures, options on futures and swaps or register as a "commodity pool operator" ("CPO") and submit to dual regulation by the CFTC and the SEC. In order to be able to comply with the exclusion from the CPO definition pursuant to CFTC Rule 4.5 with respect to the Fund, the Advisor must limit the Fund's transactions in commodity futures, commodity option contracts and swaps for non-hedging purposes by either (a) limiting the aggregate initial margin and premiums required to establish non-hedging commodities positions to not more than 5% of the liquidation value of the Fund's portfolio after taking into account unrealized profits and losses on any such contract or (b) limiting the aggregate net notional value of non-hedging commodities positions to not more than 100% of the liquidation value of the Fund's portfolio after taking into account unrealized profits and losses on such positions. In the event that the Fund's investments in such instruments exceed one of these thresholds, the Advisor would no longer be excluded from the CPO definition and may be required to register as a CPO, and the Sub-Advisor may be required to register as a commodity trading advisor ("CTA"). In the event the Advisor or the Sub-Advisor is required to register as a CPO or CTA, as applicable, it will become subject to additional recordkeeping and reporting requirements with respect to the Fund and the Fund may incur additional expenses as a result of the CFTC's regulatory requirements. The Advisor has claimed an exclusion from the definition of a CPO with respect to the Fund under the amended rules. The Fund reserves the right to engage in transactions involving futures, options thereon and swaps in accordance with the Fund's policies.

      Special Considerations Concerning Derivative Transactions. The derivatives markets have become subject to comprehensive regulation. In particular, the implementation of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act") may impact the availability, liquidity and cost of derivative transactions, including potentially limiting or restricting the ability of the Fund to use certain derivative transactions or certain counterparties as a part of its investment strategy, increasing the costs of using these derivative transactions or making them less effective. For instance, the Dodd-Frank Act requires most over-the-counter derivatives to be executed on a regulated market and cleared through a central counterparty, which may result in increased margin requirements and costs for the Fund. Furthermore, OTC derivatives dealers have also become subject to new business conduct standards, disclosure requirements, reporting and recordkeeping requirements, transparency requirements, position limits, limitations on conflicts of interest, margin requirements with respect to uncleared derivatives and other regulatory burdens. These new margin and regulatory requirements will increase the overall costs for OTC derivatives dealers. Dealers can be expected to try to pass those increased costs along, at least partially, to market participants such as a Fund in the form of higher fees or less advantageous dealer marks. The overall impact of the Dodd-Frank Act on the Fund is highly uncertain and it is unclear how the OTC derivatives markets will adapt to this new regulatory regime.

      The SEC has also indicated that it may adopt new policies on the use of derivative transactions by registered investment companies. Such policies could affect the nature and extent of derivative transactions entered into by the Fund. In addition, at any time after the date of this Statement of Additional Information, legislation may be enacted that could negatively affect the assets of the Fund or the issuers of such assets. Changing approaches to regulation may have a negative impact on entities in which the Fund invests. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the issuers of the assets held in the Fund to achieve their business goals, and hence, for the Fund to achieve its investment objectives.

      Failure of Futures Commission Merchants and Clearing Organizations. The Fund may deposit funds required to margin open positions in the derivative instruments subject to the CEA with a clearing broker registered as a "futures commission merchant" ("FCM"). The CEA requires an FCM to segregate all funds received from customers with respect to any orders for the purchase or sale of

U.S. domestic futures contracts and cleared swaps from the FCM's proprietary assets. Similarly, the CEA requires each FCM to hold in a separate secure account all funds received from customers with respect to any orders for the purchase or sale of foreign futures contracts and segregate any such funds from the funds received with respect to domestic futures contracts. However, all funds and other property received by a clearing broker from its customers are held by the clearing broker on a commingled basis in an omnibus account and may be freely accessed by the clearing broker, which may also invest any such funds in certain instruments permitted under the applicable regulation. There is a risk that assets deposited by the Fund with any swaps or futures clearing broker as margin for futures contracts or cleared swaps may, in certain circumstances, be used to satisfy losses of other clients of the Fund's clearing broker. In addition, the assets of the Fund may not be fully protected in the event of the clearing broker's bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker's combined domestic customer accounts.

      Similarly, the CEA requires a clearing organization approved by the CFTC as a derivatives clearing organization to segregate all funds and other property received from a clearing member's clients in connection with domestic futures, swaps and options contracts from any funds held at the clearing organization to support the clearing member's proprietary trading. Nevertheless, with respect to futures and options contracts, a clearing organization may use assets of a non-defaulting customer held in an omnibus account at the clearing organization to satisfy payment obligations of a defaulting customer of the clearing member to the clearing organization. As a result, in the event of a default or the clearing broker's other clients or the clearing broker's failure to extend own funds in connection with any such default, the Fund would not be able to recover the full amount of assets deposited by the clearing broker on its behalf with the clearing organization.

      Risks Concerning Derivative Transactions. The use of derivative transactions involves certain general risks and considerations, including the imperfect correlation between the value of such instruments and the underlying assets of the Fund, which creates the possibility that the loss on such instruments may be greater than the gain in the value of the underlying assets in the Fund's portfolio; the loss of principal; the possible default of the other party to the transaction; and illiquidity of the derivative instruments. Certain of the derivative transactions in which the Fund may invest may, in certain circumstances, give rise to a form of financial leverage, which may magnify the risk of owning such instruments. See "Risks--Leverage Risk" in the Prospectus.

      Furthermore, the ability to successfully use derivative transactions depends on the ability of the Sub-Advisor to predict pertinent market movements, which cannot be assured. Thus, the use of derivative transactions to generate income, for hedging, for currency or interest rate management or other purposes may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. In addition, there may be situations in which the Sub-Advisor elects not to use derivative transactions that result in losses greater than if they had been used. Amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to the Fund's derivative transactions, if any, are not otherwise available to the Fund for investment purposes.

      With respect to some of its derivative positions, if any, the Fund may segregate an amount of cash, cash equivalents or liquid securities on the Fund's records in an amount equal to the face value of those positions. The Fund also may offset derivatives positions against one another or against other assets to manage the effective market exposure resulting from derivatives in its portfolio. To the extent that the Fund does not segregate liquid assets or otherwise cover its obligations under any such transactions (e.g., through offsetting positions), certain types of these transactions will be treated as senior securities representing leverage for purposes of the requirements under the 1940 Act; and therefore, the Fund may not enter into any such transactions if the Fund's leverage would thereby exceed the limits of the 1940 Act. In addition, to the extent that any offsetting positions do not perform in relation to one another as expected, the Fund may perform as if it were leveraged. The foregoing risks concerning derivative transactions are more fully described below.

            (1) Market Risk. Market risk is the risk that the value of the underlying assets may go up or down. Adverse movements in the value of an underlying asset can expose the Fund to losses. Derivative instruments may include elements of leverage and, accordingly, fluctuations in the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the ability of the Sub-Advisor to predict correctly market movements or changes in the relationships of such instruments to the Fund's portfolio holdings, and there can be no assurance the Sub-Advisor's judgment in this respect will be accurate. Consequently, the use of derivatives for investment or hedging purposes might result in a poorer overall performance for the Fund, whether or not adjusted for risk, than if the Fund had not used derivatives.

            (2) Credit/Counterparty Risk. Credit risk is the risk that a loss is sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivatives is generally lower than for over-the-counter derivatives not cleared through a central counterparty, since generally a clearing organization provides a guarantee of performance and cleared derivative transactions benefit from daily mark-to-market and settlement as well as from segregation and minimum capital requirements applicable to intermediaries. For privately-negotiated instruments not cleared through a central counterparty, there are no similar protections. In all transactions, the Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Fund. Such counterparty risk is accentuated in the case of contracts with longer maturities where there is a greater risk that a specific event may prevent or delay settlement, or where the Fund has concentrated its transactions with a single or small group of counterparties. The Fund is not restricted from dealing with any particular counterparty or from concentrating any or all of its transactions with one counterparty. The Fund will enter into transactions in derivative instruments only with counterparties that the Sub-Advisor reasonably believes are capable of performing under the contract.

            (3) Correlation Risk. Correlation risk is the risk that there might be an imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged with any change in the price of the underlying asset. With an imperfect hedge, the value of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as buying a put option or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. This might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. In addition, the Fund's success in using hedging instruments is subject to the Sub-Advisor's ability to correctly predict changes in relationships of such hedge instruments to the Fund's portfolio holdings, and there can be no assurance that the Advisor's judgment in this respect will be accurate. An imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to a risk of loss.

            (4) Liquidity Risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out, or replaced quickly at or very close to its fundamental value. Generally, exchange contracts are more liquid than over-the-counter transactions. The illiquidity of the derivatives markets may be due to various factors, including congestion, disorderly markets, limitations on deliverable supplies, the participation of speculators, government regulation and intervention, and technical and operational or system failures. In addition, daily limits on price fluctuations and speculative position limits on exchanges on which the Fund may conduct its transactions in derivative instruments may prevent prompt liquidation of positions, subjecting the Fund to the potential of greater losses. The Fund might be required by applicable regulatory requirements to maintain assets as "cover," maintain segregated accounts and/or make margin payments when it takes positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchase options). If the Fund is unable to close out its positions in such instruments, it might be required to continue to maintain such accounts or make such payments until the position expires, matures, or is closed out. These requirements might impair the Fund's ability to sell a security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to sell or close out a position in an instrument prior to expiration or maturity depends upon the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Due to liquidity risk, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to the Fund.

            (5) Legal Risk. Legal risk is the risk of loss caused by the unenforceability of a party's obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

            (6) Volatility. The prices of many derivative instruments, including many options and swaps, are highly volatile. Price movements of options contracts and payments pursuant to swap agreements are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. The value of options and swap agreements also depends upon the price of the securities or currencies underlying them.

            (7) Systemic or "Interconnection" Risk. Systemic or interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the over-the-counter derivatives market takes place among the over-the-counter dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for over-the-counter derivative instruments.

RESTRICTIVE COVENANTS AND 1940 ACT RESTRICTIONS

      With respect to the leverage borrowing program instituted by the Fund, the credit agreements governing such program (the "Credit Agreements") include usual and customary covenants for this type of transaction, including, but not limited to, limits on the Fund's ability to: (i) issue Preferred Shares; (ii) incur liens or pledge portfolio securities or investments; (iii) change its investment objectives or fundamental investment restrictions without the approval of lenders; (iv) make changes in any of its business objectives, purposes or operations that could result in a material adverse effect; (v) make any changes in its capital structure; (vi) amend the Fund documents in a manner which could adversely affect the rights, interests or obligations of any of the lenders;
(vii) engage in any business other than the business currently engaged in;
(viii) create, incur, assume or permit to exist certain debt except for certain specific types of debt; and (ix) permit any of its Employee Retirement Income Security Act ("ERISA") affiliates to cause or permit to occur an event that could result in the imposition of a lien under the Code or ERISA. In addition, the Credit Agreements do not permit the Fund's asset coverage ratio (as defined in the Credit Agreements) to fall below 300% at any time.

      Under the requirements of the 1940 Act, the Fund must have asset coverage of at least 300% immediately after any borrowing, including borrowing under any leverage borrowing program the Fund implements. For this purpose, asset coverage means the ratio which the value of the total assets of the Fund, less liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of borrowings represented by senior securities issued by the Fund. The Credit Agreements would limit the Fund's ability to pay dividends or make other distributions on the Fund's common shares unless the Fund complies with the Credit Agreements' 300% asset coverage test. In addition, the Credit Agreements will not permit the Fund to declare dividends or other distributions or purchase or redeem common shares or Preferred Shares: (i) at any time that any event of default under the Credit Agreements has occurred and is continuing; or (ii) if, after giving effect to such declaration, the Fund would not meet the Credit Agreements' 300% asset coverage test set forth in the Credit Agreements.

LENDING OF PORTFOLIO SECURITIES

      To generate additional income, the Fund may lend portfolio securities in an amount up to 33-1/3% of its Managed Assets to broker-dealers, major banks or other recognized domestic institutional borrowers of securities. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Fund may pay reasonable fees to persons unaffiliated with the Fund for services in arranging these loans. The Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. The Fund would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities, if, in the Sub-Advisor's judgment, a material event requiring a stockholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and/or incur losses, including possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, possible subnormal levels of income and lack of access to income during this period and expenses of enforcing its rights. As with other extensions of credit, there are risks of delay in the recovery or even loss of rights in the collateral should a borrower default or fail financially. The Fund intends to engage in lending portfolio securities only when such lending is fully secured by investment grade collateral held by an independent agent.

PORTFOLIO TURNOVER

      The Fund's annual portfolio turnover rate may vary greatly from year to year. Although the Fund cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 50% under normal circumstances, but may be higher or lower in certain periods. For the fiscal year ended November 30, 2014, the Fund's portfolio turnover rate was approximately 14%. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. There are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when the Fund's investment strategy so dictates. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to common shareholders of the Fund, will be taxable as ordinary income. See "Federal Income Tax Matters."

                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

      The general supervision of the duties performed for the Fund under the Investment Management Agreement (as defined below) is the responsibility of the Board of Trustees. There are five trustees of the Fund (each, a "Trustee", or collectively, the "Trustees"), one of whom is an "interested person" (as the term is defined in the 1940 Act) ("Interested Trustee") and four of whom are Trustees who are not officers or employees of First Trust Advisors L.P. ("First Trust Advisors" or the "Advisor") or Confluence Investment Management LLC, which are the investment advisor and sub-advisor, respectively, to the Fund, or any of their affiliates ("Independent Trustees"). The Trustees set broad policies for the Fund, choose the Fund's officers and hire the Fund's investment advisor and other service providers. The Board of Trustees is divided into three classes:
Class I, Class II and Class III. In connection with the organization of the Fund, each Trustee has been elected for one initial term, the length of which depends on the class, as more fully described below. Subsequently, the Trustees in each class will be elected to serve for a term expiring at the third succeeding annual shareholder meeting subsequent to their election at an annual meeting, in each case until their respective successors are duly elected and qualified, as described below. Mr. Bowen is an Interested Trustee due to his position as Chief Executive Officer of First Trust Advisors. The officers of the Fund manage the day-to-day operations and are responsible to the Board of Trustees. The officers of the Fund serve indefinite terms. The following is a list of the Trustees and executive officers of the Fund and a statement of their present positions and principal occupations during the past five years, the number of portfolios each Trustee oversees and the other directorships they hold, if applicable.

                                                                                            NUMBER OF
                                                                                           PORTFOLIOS         OTHER
                                                   TERM OF                                IN THE FIRST   TRUSTEESHIPS OR
                                                  OFFICE(2)                                  TRUST        DIRECTORSHIPS
                                POSITION AND    AND YEAR FIRST  PRINCIPAL OCCUPATIONS     FUND COMPLEX       HELD BY
     NAME, ADDRESS AND            OFFICES         ELECTED OR      DURING THE PAST 5       OVERSEEN BY     TRUSTEE DURING
       DATE OF BIRTH             WITH FUND        APPOINTED             YEARS               TRUSTEE      THE PAST 5 YEARS

Trustee who is an Interested
Person of the Fund
----------------------------
James A. Bowen(1)             Chairman of the   o Class III     Chief Executive           114            None
120 East Liberty Drive,       Board and           (3)(4)        Officer (December         Portfolios
Wheaton, IL 60187             Trustee                           2010 to present),
D.O.B.: 09/55                                                   President (until
                                                o 2007          December 2010), First
                                                                Trust Advisors L.P.
                                                                and First Trust
                                                                Portfolios L.P.;
                                                                Chairman of the Board
                                                                of Directors,
                                                                BondWave LLC
                                                                (Software Development
                                                                Company/Investment
                                                                Advisor) and
                                                                Stonebridge Advisors
                                                                LLC (Investment
                                                                Advisor)

                                                                                            NUMBER OF
                                                                                           PORTFOLIOS         OTHER
                                                   TERM OF                                IN THE FIRST   TRUSTEESHIPS OR
                                                  OFFICE(2)                                  TRUST        DIRECTORSHIPS
                                POSITION AND    AND YEAR FIRST  PRINCIPAL OCCUPATIONS     FUND COMPLEX       HELD BY
     NAME, ADDRESS AND            OFFICES         ELECTED OR      DURING THE PAST 5       OVERSEEN BY     TRUSTEE DURING
       DATE OF BIRTH             WITH FUND        APPOINTED             YEARS               TRUSTEE      THE PAST 5 YEARS

Independent Trustees
----------------------------
Richard E. Erickson           Trustee           o Class II      Physician; President,     114            None
c/o First Trust Advisors                          (3)(4)        Wheaton Orthopedics;      Portfolios
120 East Liberty Drive,                                         Co-Owner and
  Suite 400                                                     Co-Director (January
Wheaton, IL 60187                               o 2007          1996 to May 2007),
D.O.B.: 04/51                                                   Sports Med Center for
                                                                Fitness; Limited
                                                                Partner, Gundersen
                                                                Real Estate Limited
                                                                Partnership; Member,
                                                                Sportsmed LLC

Thomas R. Kadlec              Trustee           o Class II      President (March 2010     114            Director of ADM
c/o First Trust Advisors                          (3)(4)        to present), Senior       Portfolios     Investor
L.P.                                                            Vice President and                       Services, Inc.
120 East Liberty Drive,                         o 2007          Chief Financial                          and ADM
  Suite 400                                                     Officer (May 2007                        Investor
Wheaton, IL 60187                                               to March 2010),                          Services
D.O.B.: 11/57                                                   Vice President                           International
                                                                and Chief Financial
                                                                Officer (1990 to
                                                                May 2007), ADM
                                                                Investor Services,
                                                                Inc.
                                                                (Futures Commission
                                                                Merchant)

Robert F. Keith               Trustee           o Class I       President (2003 to        114            Director of
c/o First Trust Advisors                          (3)(4)        present), Hibs            Portfolios     Trust Company
L.P.                                                            Enterprises                              of Illinois
120 East Liberty Drive,                         o 2007          (Financial and
  Suite 400                                                     Management
Wheaton, IL 60187                                               Consulting)
D.O.B.: 11/56


Niel B. Nielson               Trustee           o Class III     President and Chief       114            Director of
c/o First Trust Advisors                          (3)(4)        Executive Officer         Portfolios     Covenant
L.P.                                                            (June 2012 to                            Transport Inc.
120 East Liberty Drive,                         o 2007          present), Dew
  Suite 400                                                     Learning LLC
Wheaton, IL 60187                                               (Educational Products
D.O.B.: 03/54                                                   and Services);
                                                                President (June 2002
                                                                to June 2012),
                                                                Covenant College

                                                                                            NUMBER OF
                                                                                           PORTFOLIOS         OTHER
                                                   TERM OF                                IN THE FIRST   TRUSTEESHIPS OR
                                                  OFFICE(2)                                  TRUST        DIRECTORSHIPS
                                POSITION AND    AND YEAR FIRST  PRINCIPAL OCCUPATIONS     FUND COMPLEX       HELD BY
     NAME, ADDRESS AND            OFFICES         ELECTED OR      DURING THE PAST 5       OVERSEEN BY     TRUSTEE DURING
       DATE OF BIRTH             WITH FUND        APPOINTED             YEARS               TRUSTEE      THE PAST 5 YEARS

Officers of the Fund
----------------------------
Mark R. Bradley               President and     o Indefinite    Chief Financial           N/A            N/A
120 East Liberty Drive        Chief Executive     term          Officer and Chief
Wheaton, IL 60187             Officer                           Operating Officer
D.O.B.: 11/57                                                   (December 2010 to
                              o 2007                            present), First Trust
                                                                Advisors L.P. and
                                                                First Trust
                                                                Portfolios L.P.;
                                                                Chief Financial
                                                                Officer, BondWave LLC
                                                                (Software Development
                                                                Company/Investment
                                                                Advisor) and
                                                                Stonebridge Advisors
                                                                LLC (Investment
                                                                Advisor)

James M. Dykas                Treasurer, Chief  o Indefinite    Controller (January       N/A            N/A
120 East Liberty Drive        Financial           term          2011 to present),
  Suite 400                   Officer and                       Senior Vice President
Wheaton, IL 60187             Chief Accounting  o 2007          (April 2007 to
D.O.B.: 01/66                 Officer                           present), First Trust
                                                                Advisors L.P. and
                                                                First Trust
                                                                Portfolios L.P.

W. Scott Jardine              Secretary and      o Indefinite   General Counsel,          N/A            N/A
120 East Liberty Drive        Chief Legal          term         First
  Suite 400                   Officer                           Trust Advisors L.P.
Wheaton, IL 60187                                o 2007         and
D.O.B.: 05/60                                                   First Trust
                                                                Portfolios L.P.;
                                                                Secretary and General
                                                                Counsel, BondWave LLC
                                                                (Software Development
                                                                Company/Investment
                                                                Advisor) and
                                                                Secretary,
                                                                Stonebridge Advisors
                                                                LLC
                                                                (Investment Advisor)

Daniel J. Lindquist           Vice President     o Indefinite   Managing Director         N/A            N/A
120 East Liberty Drive                             term         (July 2012 to
  Suite 400                                                     present), Senior Vice
Wheaton, IL 60187                                o 2007         President (September
D.O.B.: 02/70                                                   2005 to July 2012),
                                                                First Trust Advisors
                                                                L.P. and First Trust
                                                                Portfolios L.P.
                                                                                                         N/A
Kristi A. Maher               Assistant          o Indefinite   Deputy General            N/A
120 East Liberty Drive        Secretary and        term         Counsel (May 2007 to
  Suite 400                   Chief Compliance                  present), First Trust
Wheaton, IL 60187             Officer            o 2007         Advisors L.P. and
D.O.B.: 12/66                                                   First Trust
                                                                Portfolios L.P.

--------------------

(1) Mr. Bowen is deemed an "interested person" of the Fund due to his position as Chief Executive Officer of First Trust Advisors, investment adviser of the Fund.

(2)   Officer positions with the Fund have an indefinite term.

(3) Currently, Robert F. Keith, as a Class I Trustee, is serving a term until the Fund's 2017 annual meeting. Richard E. Erickson and Thomas R. Kadlec, as Class II Trustees, are each serving a term until the Fund's 2015 annual meeting. James A. Bowen and Niel B. Nielson, as Class III Trustees, are each serving a term until the Fund's 2016 annual meeting.

(4) Each Trustee has served in such capacity since the Fund's inception except for Robert F. Keith, who was elected in June 2006.

UNITARY BOARD LEADERSHIP STRUCTURE

      Each Trustee serves as a trustee of all open-end and closed-end funds in the First Trust Fund Complex (as defined below), which is known as a "unitary" board leadership structure. Each Trustee currently serves as a trustee of the Fund; First Trust Series Fund and First Trust Variable Insurance Trust, open-end funds with five portfolios advised by First Trust Advisors; First Trust New Opportunities MLP & Energy Fund, First Trust Intermediate Duration Preferred & Income Fund, First Trust Energy Infrastructure Fund, First Trust Senior Floating Rate Income Fund II, Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, First Trust Energy Income and Growth Fund, First Trust Enhanced Equity Income Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust Mortgage Income Fund, First Trust Strategic High Income Fund II, First Trust/Aberdeen Emerging Opportunity Fund, First Trust Dividend and Income Fund, First Trust High Income Long/Short Fund and First Trust MLP and Energy Income Fund, closed-end funds advised by First Trust Advisors; and First Trust Exchange-Traded Fund, First Trust Exchange-Traded Fund II, First Trust Exchange-Traded Fund III, First Trust Exchange-Traded Fund IV, First Trust Exchange-Traded Fund V, First Trust Exchange-Traded Fund VI, First Trust Exchange-Traded Fund VII, First Trust Exchange-Traded AlphaDEX(R) Fund and First Trust Exchange-Traded AlphaDEX(R) Fund II, exchange-traded funds with 94 portfolios advised by First Trust Advisors (each a "First Trust Fund" and collectively, the "First Trust Fund Complex"). None of the Trustees who are not "interested persons" of the Fund, nor any of their immediate family members, has ever been a director, officer or employee of, or consultant to, First Trust Advisors, First Trust Portfolios L.P. or their affiliates. Mr. Bowen serves as the Chairman of the Board of each Fund in the First Trust Fund Complex. The officers of the Fund listed above hold the same positions with the other funds in the First Trust Fund Complex as they hold with the Fund.

      The same five persons serve as Trustees on the Fund's Board of Trustees and on the boards of all other First Trust Funds. The unitary board structure was adopted for the First Trust Funds because of the efficiencies it achieves with respect to the governance and oversight of the First Trust Funds. Each First Trust Fund is subject to the rules and regulations of the 1940 Act (and other applicable securities laws), which means that many of the First Trust Funds face similar issues with respect to certain of their fundamental activities, including risk management, portfolio liquidity, portfolio valuation and financial reporting. In addition, all of the First Trust closed-end funds are managed by the Advisor and all but one of the First Trust closed-end funds employ common service providers for custody, fund accounting, administration and transfer agency that provide substantially similar services to these closed-end funds pursuant to substantially similar contractual arrangements. Because of the similar and often overlapping issues facing the First Trust Funds, including the Fund, the Board of the First Trust Funds believes that maintaining a unitary board structure promotes efficiency and consistency in the governance and oversight of all First Trust Funds and reduces the costs, administrative burdens and possible conflicts that may result from having multiple boards. In adopting a unitary board structure, the Trustees seek to provide effective governance through establishing a board the overall composition of which, as a body, possesses the appropriate skills, diversity, independence and experience to oversee the business of the First Trust Funds.

      Annually, the Board of Trustees reviews its governance structure and the committee structures, their performance and functions and any processes that would enhance Board governance over the business of the First Trust Funds. The Board of Trustees has determined that its leadership structure, including the unitary board and committee structure, is appropriate based on the characteristics of the funds it serves and the characteristics of the First Trust Fund Complex as a whole.

      In order to streamline communication between the Advisor and the Independent Trustees and create certain efficiencies, the Board of Trustees has a Lead Independent Trustee who is responsible for: (i) coordinating activities of the Independent Trustees; (ii) working with the Advisor, Fund counsel and the independent legal counsel to the Independent Trustees to determine the agenda for Board meetings; (iii) serving as the principal contact for and facilitating communication between the Independent Trustees and the service providers of the First Trust Funds, particularly the Advisor; and (iv) any other duties that the Independent Trustees may delegate to the Lead Independent Trustee. The Lead Independent Trustee is selected by the Independent Trustees and serves a three-year term or until his successor is selected. Thomas R. Kadlec currently serves as the Lead Independent Trustee.

      The Board of Trustees has established four standing committees (as described below) and has delegated certain of its responsibilities to those committees. The Board of Trustees and its committees meet throughout the year to oversee the activities of the Fund, review contractual arrangements with and performance of service providers, oversee compliance with regulatory requirements, and review Fund performance. The Independent Trustees are represented by independent legal counsel at all Board and committee meetings (other than meetings of the Executive Committee). Generally, the Board of Trustees acts by majority vote of all the Trustees, including a majority vote of the Independent Trustees if required by applicable law.

      The three Committee Chairmen and the Lead Independent Trustee rotate every three years in serving as Chairmen of the Audit Committee, the Nominating and Governance Committee or the Valuation Committee, or as Lead Independent Trustee. The Lead Independent Trustee and immediate past Lead Independent Trustee also serve on the Executive Committee with the Interested Trustee.

      The four standing committees of the Board of Trustees are: the Executive Committee (and Pricing and Dividend Committee), the Nominating and Governance Committee, the Valuation Committee and the Audit Committee. The Executive Committee, which meets between Board meetings, is authorized to exercise all powers of and to act in the place of the Board of Trustees to the extent permitted by the Fund's Declaration of Trust and By-Laws. The members of the Executive Committee also serve as a special committee of the Board of Trustees known as the Pricing and Dividend Committee, which is authorized to exercise all of the powers and authority of the Board of Trustees in respect of the issuance and sale, through an underwritten public offering, of the common shares of the Fund and all other such matters relating to such financing, including determining the price at which such common shares are to be sold, approval of the final terms of the underwriting agreement, and approval of the members of the underwriting syndicate. Such Committee is also responsible for the declaration and setting of dividends. Mr. Kadlec, Mr. Keith and Mr. Bowen are members of the Executive Committee. The Executive Committee serving as the Pricing and Dividend Committee met four times during the Fund's last fiscal year.

      The Nominating and Governance Committee is responsible for appointing and nominating non-interested persons to the Board of Trustees. Messrs. Erickson, Kadlec, Keith and Nielson are members of the Nominating and Governance Committee, and each is an Independent Trustee who is also an "independent director" within the meaning of the listing standards of the NYSE. The Nominating and Governance Committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Fund's website at http://www.ftportfolios.com. If there is no vacancy on the Board of Trustees, the Board of Trustees will not actively seek recommendations from other parties, including shareholders. The Board of Trustees adopted a mandatory retirement age of 72 for Trustees, beyond which age Trustees are ineligible to serve. The Nominating and Governance Committee will not consider new trustee candidates who are 72 years of age or older or will turn 72 years old during the initial term. When a vacancy on the Board of Trustees of the Fund occurs and nominations are sought to fill such vacancy, the Nominating and Governance Committee may seek nominations from those sources it deems appropriate in its discretion, including shareholders of the Fund. To submit a recommendation for nomination as a candidate for a position on the Board of Trustees, shareholders of the Fund shall mail such recommendation to W. Scott Jardine, Secretary, at the Fund's address, 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. Such recommendation shall include the following information: (i) evidence of Fund ownership of the person or entity recommending the candidate (if a Fund shareholder); (ii) a full description of the proposed candidate's background, including their education, experience, current employment and date of birth;
(iii) names and addresses of at least three professional references for the candidate; (iv) information as to whether the candidate is an "interested person" in relation to the Fund, as such term is defined in the 1940 Act, and such other information that may be considered to impair the candidate's independence; and (v) any other information that may be helpful to the Nominating and Governance Committee in evaluating the candidate. If a recommendation is received with satisfactorily completed information regarding a candidate during a time when a vacancy exists on the Board of Trustees or during such other time as the Nominating and Governance Committee is accepting recommendations, the recommendation will be forwarded to the Chairman of the Nominating and Governance Committee and the counsel to the Independent Trustees. Recommendations received at any other time will be kept on file until such time as the Nominating and Governance Committee is accepting recommendations, at which point they may be considered for nomination. The Nominating and Governance met four times during the Fund's last fiscal year.

      The Valuation Committee is responsible for the oversight of the pricing procedures of the Fund. Messrs. Erickson, Kadlec, Keith and Nielson are members of the Valuation Committee. The Valuation Committee met four times during the Fund's last fiscal year.

      The Audit Committee is responsible for overseeing the Fund's accounting and financial reporting process, the system of internal controls, audit process and evaluating and appointing independent auditors (subject also to approval of the Board of Trustees). Messrs. Erickson, Kadlec, Keith and Nielson, all of whom are "independent" as defined in the listing standards of the NYSE, serve on the

Audit Committee. Messrs. Kadlec and Keith each has been determined to qualify as an "Audit Committee Financial Expert" as such term is defined in Form N-CSR. The Audit Committee met ten times during the Fund's last fiscal year.

RISK OVERSIGHT

      As part of the general oversight of the Fund, the Board of Trustees is involved in the risk oversight of the Fund. The Board of Trustees has adopted and periodically reviews policies and procedures designed to address the Fund's risks. Oversight of investment and compliance risk, including oversight of the Sub-Advisor, is performed primarily at the Board level in conjunction with the Advisor's investment oversight group and the Fund's Chief Compliance Officer ("CCO"). Oversight of other risks also occurs at the committee level. The Advisor's investment oversight group reports to the Board of Trustees at quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance as well as information related to the Sub-Advisor and its operations and processes. The Board of Trustees reviews reports on the Fund's and the service providers' compliance policies and procedures at each quarterly Board meeting and receives an annual report from the CCO regarding the operations of the Fund's and the service providers' compliance programs. In addition, the Independent Trustees meet privately each quarter with the CCO. The Audit Committee reviews with the Advisor the Fund's major financial risk exposures and the steps the Advisor has taken to monitor and control these exposures, including the Fund's risk assessment and risk management policies and guidelines. The Audit Committee also, as appropriate, reviews in a general manner the processes other Board committees have in place with respect to risk assessment and risk management. The Nominating and Governance Committee monitors all matters related to the corporate governance of the Fund. The Valuation Committee monitors valuation risk and compliance with the Fund's Valuation Procedures and oversees the pricing services and actions by the Advisor's Pricing Committee with respect to the valuation of portfolio securities.

      Not all risks that may affect the Fund can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost-effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund or the Advisor or other service providers. Moreover, it is necessary to bear certain risks (such as investment related risks) to achieve the Fund's goals. As a result of the foregoing and other factors, the Fund's ability to manage risk is subject to substantial limitations.

BOARD DIVERSIFICATION AND TRUSTEE QUALIFICATIONS

      As described above, the Nominating and Governance Committee of the Board of Trustees oversees matters related to the nomination of Trustees. The Nominating and Governance Committee seeks to establish an effective Board with an appropriate range of skills and diversity, including, as appropriate, differences in background, professional experience, education, vocations, and other individual characteristics and traits in the aggregate. Each Trustee must meet certain basic requirements, including relevant skills and experience, time availability, and if qualifying as an Independent Trustee, independence from the Advisor, Sub-Advisor, underwriters or other service providers, including any affiliates of these entities.

      Listed below for each current Trustee are the experiences, qualifications and attributes that led to the conclusion, as of the date of this Statement of Additional Information, that each current Trustee should serve as a Trustee in light of the Fund's business and structure.

      Independent Trustees. Richard E. Erickson, M.D., is an orthopedic surgeon and President of Wheaton Orthopedics. He also has been a co-owner and director of a fitness center and a limited partner of two real estate companies. Dr. Erickson has served as a Trustee of the First Trust Funds since 1999. Dr. Erickson has also served as the Lead Independent Trustee and on the Executive Committee (2008 - 2009), Chairman of the Nominating and Governance Committee (2003 - 2007), Chairman of the Audit Committee (2012 - 2013) and Chairman of the Valuation Committee (June 2006 - 2007 and 2010 - 2011) of the First Trust Funds. He currently serves as Chairman of the Nominating and Governance Committee (since January 1, 2014) of the First Trust Funds.

      Thomas R. Kadlec is President of ADM Investor Services Inc. ("ADMIS"), a futures commission merchant and wholly-owned subsidiary of the Archer Daniels Midland Company ("ADM"). Mr. Kadlec has been employed by ADMIS and its affiliates since 1990 in various accounting, financial, operations and risk management capacities. Mr. Kadlec serves on the boards of several international affiliates of ADMIS and is a member of ADM's Integrated Risk Committee, which is tasked with the duty of implementing and communicating enterprise-wide risk management. Mr. Kadlec has served as a Trustee of each First Trust closed-end fund since its inception. Mr. Kadlec also served on the Executive Committee from the organization of the first First Trust closed-end fund in 2003 until he was elected as the first Lead Independent Trustee in December 2005, serving as such through 2007. He also served as Chairman of the Valuation Committee (2008 -
2009), Chairman of the Audit Committee (2010 - 2011) and Chairman of the Nominating and Governance Committee (2012 - 2013). He currently serves as Lead Independent Trustee and is on the Executive Committee (since January 1, 2014) of the First Trust Funds.

      Robert F. Keith is President of Hibs Enterprises, a financial and management consulting firm. Mr. Keith has been with Hibs Enterprises since 2003. Prior thereto, Mr. Keith spent 18 years with ServiceMaster and Aramark, including three years as President and COO of ServiceMaster Consumer Services, where he led the initial expansion of certain products overseas, five years as President and COO of ServiceMaster Management Services and two years as President of Aramark ServiceMaster Management Services. Mr. Keith is a certified public accountant and also has held the positions of Treasurer and Chief Financial Officer of ServiceMaster, at which time he oversaw the financial aspects of ServiceMaster's expansion of its Management Services division into Europe, the Middle East and Asia. Mr. Keith has served as a Trustee of the First Trust Funds since June 2006. Mr. Keith has also served as the Chairman of the Audit Committee (2008 - 2009) and Chairman of the Nominating and Governance Committee (2010 - 2011) of the First Trust Funds. He served as Lead Independent Trustee and on the Executive Committee (2012 - 2013) and currently serves as Chairman of the Valuation Committee (since January 1, 2014) and is on the Executive Committee (since January 31, 2014) of the First Trust Funds.

      Niel B. Nielson, Ph.D., has been the Managing Director and Chief Operating Officer of Pelita Harapan Education Foundation since January 2015, a global provider of educational products and services. Mr. Nielson formerly served as the President and Chief Executive Officer of Dew Learning LLC from June 2012 through September 2014. Mr. Nielson formerly served as President of Covenant College (2002 - 2012), and as a partner and trader (of options and futures contracts for hedging options) for Ritchie Capital Markets Group (1996 - 1997), where he held an administrative management position at this proprietary derivatives trading company. He also held prior positions in new business development for ServiceMaster Management Services Company, and in personnel and human resources for NationsBank of North Carolina, N.A. and Chicago Research and Trading Group, Ltd. ("CRT"). His international experience includes serving as a director of CRT Europe, Inc. for two years, directing out of London all aspects of business conducted by the U.K. and European subsidiary of CRT. Prior to that, Mr. Nielson was a trader and manager at CRT in Chicago. Mr. Nielson has served as a Trustee of the First Trust Funds since 1999. Mr. Nielson has also served as the Chairman of the Audit Committee (2003 - 2006), Chairman of the Valuation Committee (2007 - 2008), Chairman of the Nominating and Governance Committee (2008 - 2009) and Lead Independent Trustee and a member of the Executive Committee (2010 - 2011). He currently serves as Chairman of the Audit Committee (since January 1, 2014) of the First Trust Funds.

      Interested Trustee. James A. Bowen is the Chairman of the Board of Trustees of the First Trust Funds and Chief Executive Officer of First Trust Advisors L.P. and First Trust Portfolios L.P., and until January 23, 2012, also served as President and Chief Executive Officer of the First Trust Funds. Mr. Bowen also serves on the Executive Committee. He has over 26 years of experience in the investment company business in sales, sales management and executive management. Mr. Bowen has served as a Trustee of the First Trust Funds since 1999.

      Each Independent Trustee is paid a fixed annual retainer of $125,000 per year and an annual per fund fee of $4,000 for each closed-end fund or other actively managed fund and $1,000 for each index fund in the First Trust Fund Complex. The fixed annual retainer is allocated pro rata among each fund in the First Trust Fund Complex based on net assets.

      Additionally, the Lead Independent Trustee is paid $15,000 annually, the Chairman of the Audit Committee is paid $10,000 annually, and each of the Chairmen of the Nominating and Governance Committee and the Valuation Committee is paid $5,000 annually to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Trustees are also reimbursed by the investment companies in the First Trust Fund Complex for travel and out-of-pocket expenses incurred in connection with all meetings. The officers and "Interested Trustee" receive no compensation from the Fund for acting in such capacities.

      The following table sets forth the compensation (including reimbursement for travel and out-of-pocket expenses) paid by the Fund during the Fund's last fiscal year ended November 30, 2014 to each of the Independent Trustees and total compensation paid to each of the Independent Trustees by the First Trust Fund Complex for the calendar year ended December 31, 2014. The Fund has no retirement or pension plans. The officers and the Trustee who is an "interested person" as designated above serve without any compensation from the Fund. The Fund has no employees. Its officers are compensated by First Trust Advisors.

                         AGGREGATE COMPENSATION FROM THE            TOTAL COMPENSATION FROM
NAME OF TRUSTEE                      FUND(1)                    THE FIRST TRUST FUND COMPLEX(2)
Richard E. Erickson                $4,519                              $331,237
Thomas R. Kadlec                   $4,534                              $339,500
Robert F. Keith                    $4,527                              $332,800
Niel B. Nielson                    $4,548                              $340,356

--------------------

(1) The compensation paid by the Fund to the Independent Trustees for the last fiscal year for services to the Fund.

(2) The total compensation paid to the Independent Trustees for the calendar year ended December 31, 2014, for services to the five portfolios of First Defined Portfolio Fund, LLC, First Trust Series Fund and First Trust Variable Insurance Trust, open-end funds, 15 closed-end funds and 94 series of the First Trust Exchange-Traded Fund, First Trust Exchange-Traded Fund II, First Trust Exchange-Traded Fund III, First Trust Exchange-Traded Fund IV, First Trust Exchange-Traded Fund V, First Trust Exchange-Traded Fund VI, First Trust Exchange-Traded Fund VII, First Trust Exchange-Traded AlphaDEX(R) Fund and First Trust Exchange-Traded AlphaDEX(R) Fund II, all advised by First Trust Advisors.

      The following table sets forth the dollar range of equity securities beneficially owned by the Trustees in the Fund and in other funds overseen by the Trustees in the First Trust Fund Complex as of December 31, 2014:

                                                               AGGREGATE DOLLAR RANGE OF
                                                                 EQUITY SECURITIES IN
                                                          ALL REGISTERED INVESTMENT COMPANIES
                               DOLLAR RANGE OF             OVERSEEN BY TRUSTEE IN THE FIRST
                              EQUITY SECURITIES                          TRUST
TRUSTEE                          IN THE FUND                         FUND COMPLEX
Interested Trustee                  None                          $10,001 - $50,000
James A. Bowen                      None                          Over $100,000
Independent Trustees                None                          Over $100,000
Richard E. Erickson                 None                          Over $100,000
Thomas R. Kadlec                    None                          Over $100,000
Robert F. Keith                     None                          Over $100,000
Niel B. Nielson                     None                          Over $100,000

      As of December 31, 2014, the Independent Trustees of the Fund and immediate family members do not own beneficially or of record any class of securities of an investment advisor or principal underwriter of the Fund or any person directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Fund.

      As of January 31, 2015, the officers and Trustees, in the aggregate, owned less than 1% of the shares of the Fund.

CONTROL PERSONS

      To the knowledge of the Fund, as of January 31, 2015, no single shareholder or "group" (as that term is used in Section 13(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act")) beneficially owned more than

5% of the Fund's outstanding common shares, except as described in the following table. Information as to the beneficial ownership of common shares of the Fund, including the percentage of common shares beneficially owned, is based on reports filed with the SEC by such holders and a securities position listing report from The Depository Trust & Clearing Corporation as of January 31, 2015. The Fund does not have any knowledge of the identity of the ultimate beneficiaries of the common shares of beneficial interest listed below. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of the Fund or acknowledges the existence of control.

                                                 PERCENT             NUMBER OF
  SHAREHOLDER AND ADDRESS*                      OWNERSHIP           SHARES HELD

First Clearing, LLC
2801 Market Street
St. Louis, MO 63103                              46.00%              6,577,207

Morgan Stanley Smith Barney LLC
1300 Thames Street
Baltimore, MD 21231                               5.13%                734,266

National Financial Services, LLC
499 Washington Blvd.
Jersey City, NH 07310                             7.16%              1,024,193

Stifel, Nicolaus & Company, Incorporated
501 N. Broadway
St. Louis, MO 63102                               6.72%                961,519


                               INVESTMENT ADVISOR

      First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, is the investment advisor to the Fund. First Trust Advisors serves as investment advisor or portfolio supervisor to investment portfolios with approximately $106 billion in assets which it managed or supervised as of January 31, 2015. As investment advisor, First Trust Advisors provides the Fund with professional investment supervision and selects the Fund's Sub-Advisor (with the approval of the Board of Trustees) and permits any of its officers or employees to serve without compensation as Trustees or officers of the Fund if elected to such positions. First Trust Advisors supervises the activities of the Fund's Sub-Advisor and provides the Fund with certain other services necessary with the management of the portfolio.

      First Trust Advisors is advisor or sub-advisor to 5 mutual funds, 9 exchange-traded funds consisting of 94 series and 15 closed-end funds (including the Fund) and is the portfolio supervisor of certain unit investment trusts sponsored by First Trust Portfolios L.P. First Trust Portfolios L.P. specializes in the underwriting, trading and distribution of unit investment trusts and other securities. First Trust Portfolios L.P., an Illinois limited partnership formed in 1991, took over the First Trust product line and acts as sponsor for successive series of The First Trust Combined Series, FT Series (formerly known as The First Trust Special Situations Trust), The First Trust Insured Corporate Trust, The First Trust of Insured Municipal Bonds and The First Trust GNMA. The First Trust product line commenced with the first insured unit investment trust in 1974 and, as of February 9, 2015, more than $235 billion in gross assets have been deposited in First Trust Portfolios L.P. unit investment trusts.

      First Trust Advisors is an Illinois limited partnership formed in 1991 and an investment adviser registered with the SEC under the Investment Advisers Act of 1940 (the "Advisers Act"). First Trust Advisors has one limited partner, Grace Partners of DuPage L.P. ("Grace Partners"), and one general partner, The Charger Corporation. Grace Partners is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. Grace Partners' and The Charger Corporation's primary business is investment advisory and broker/dealer services through their ownership interests. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of the Advisor. First Trust Advisors is controlled by Grace Partners and The Charger Corporation.

      First Trust Advisors acts as investment advisor to the Fund pursuant to an investment management agreement between the Advisor and the Fund (the "Investment Management Agreement"). The Investment Management Agreement continues in effect for the Fund from year to year so long as its continuation is approved at least annually by the Trustees including a majority of the Independent Trustees, or the vote of a majority of the outstanding voting securities of the Fund. It may be terminated at any time without the payment of any penalty upon 60 days' written notice by either party, or by a majority vote of the outstanding voting securities of the Fund (accompanied by appropriate notice), and will terminate automatically upon its assignment. The Investment Management Agreement also may be terminated, at any time, without payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities of the Fund, in the event that it shall have been established by a court of competent jurisdiction that the Advisor, or any officer or director of the Advisor, has taken any action which results in a breach of the material covenants of the Advisor set forth in the Investment Management Agreement. The Investment Management Agreement provides that First Trust Advisors shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if the recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Investment Management Agreement.

      The Investment Management Agreement has been approved by the Board of Trustees of the Fund, including a majority of the Independent Trustees. Information regarding the Board of Trustees' approval of the Investment Management Agreement is available in the Fund's annual report for the period ended November 30, 2014. Pursuant to the Investment Management Agreement, the Fund has agreed to pay for the services and facilities provided by the Advisor an annual management fee, payable on a monthly basis, equal to 1.00% of the Fund's Managed Assets.

      In addition to the fee of the Advisor, the Fund pays all other costs and expenses of its operations except the Sub-Advisor's fee, which is paid by the Advisor out of the Advisor's management fee. The costs and expenses paid by the Fund include: compensation of its Trustees (other than the Trustee affiliated with the Advisor); custodian, transfer agent, administrative, accounting and dividend disbursing expenses; legal fees; leverage expenses; listing fees and expenses; sub-licensing fees; expenses of independent auditors; expenses of repurchasing shares; expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies; and taxes, if any. All fees and expenses are accrued daily and deducted before payment of dividends to investors.

      The Sub-Advisor receives a portfolio management fee at the annual rate of 0.50% of Managed Assets, which is paid by the Advisor out of the Advisor's management fee. Because the fee paid to the Advisor and by the Advisor to the Sub-Advisor will be calculated on the basis of the Fund's Managed Assets, which include the proceeds of leverage, the dollar amount of the Advisor's and Sub-Advisor's fees will be higher (and the Advisor and Sub-Advisor will be benefited to that extent) when leverage is utilized. In this regard, if the Fund uses leverage in the amount equal to 19.55% of the Fund's Managed Assets (after their issuance), the Fund's management fee would be 1.24% of net assets attributable to common shares. See "Summary of Fund Expenses" in the Fund's Prospectus.

CODES OF ETHICS

      The Fund, the Advisor and the Sub-Advisor have each adopted a code of ethics under Rule 17j-1 under the 1940 Act. These codes permit personnel subject to the code to invest in securities, including securities that may be purchased or held by the Fund. These codes can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. The codes of ethics are available on the EDGAR Database on the SEC's web site (http://www.sec.gov), and copies of these codes may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC Public Reference Section, Washington, D.C. 20549-0102.

                      PROXY VOTING POLICIES AND PROCEDURES

      The Fund has adopted a proxy voting policy that seeks to ensure that proxies for securities held by the Fund are voted consistently and solely in the best economic interests of the Fund.

      The Board of Trustees is responsible for oversight of the Fund's proxy voting process. The Board has delegated day-to-day proxy voting responsibility to Confluence. Confluence's Proxy Voting Policies and Procedures are set forth in Appendix B to this Statement of Additional Information.

      Information regarding how the Fund voted proxies relating to portfolio securities is available: (i) without charge, upon request, by calling (800) 621-1675; (ii) on the Fund's website at http://www.ftportfolios.com; and (iii) by accessing the SEC's website at http://www.sec.gov.

                                  SUB-ADVISOR

      Confluence Investment Management LLC serves as the Fund's Sub-Advisor pursuant to an investment sub-advisory agreement (the "Sub-Advisory Agreement"). In this capacity, Confluence is responsible for the selection and on-going monitoring of the securities in the Fund's investment portfolio.

      Confluence, located at 20 Allen Avenue, Suite 300, St. Louis, Missouri 63119, is a registered investment advisor. The investment professionals at Confluence have over 120 years of aggregate portfolio management experience. Confluence provides portfolio investment management and advisory services to both institutional and individual clients. As of January 31, 2015, Confluence managed or supervised over $2.5 billion in assets.

      On August 25, 2008, Confluence and First Trust Advisors entered into an agreement pursuant to which Confluence provides certain financial advisory services to First Trust Advisors for an annual fee. In addition, First Trust Advisors and Confluence entered into an agreement as of May 7, 2008 pursuant to which Confluence assists in providing sub-portfolio supervisory services to a limited number of unit investment trusts sponsored by First Trust Portfolios L.P. for an annual fee. Confluence will not provide services to the Fund pursuant to either of the agreements described in this paragraph. In addition to serving as a sub-adviser to the Fund, Confluence also serves as a sub-adviser to First Trust/Confluence Small Cap Value Fund advised by First Trust Advisors.

      Confluence is responsible for the day-to-day management of the Fund's portfolio utilizing a team of portfolio managers comprised of the Confluence personnel listed below.

MARK A. KELLER, CFA - CHIEF EXECUTIVE OFFICER AND CHIEF INVESTMENT OFFICER

      Mr. Keller has 30 years of investment experience with a focus on value-oriented equity analysis and management. From 1994 to May 2008, he was the Chief Investment Officer of Gallatin Asset Management, Inc., and its predecessor organization, A.G. Edwards Asset Management, the investment management arm of A.G. Edwards, Inc. From 1999 to 2008, Mr. Keller was Chairman of A.G. Edwards' Investment Strategy Committee, which set investment policy and established asset allocation models for the entire organization. Mr. Keller was a founding member of the A.G. Edwards Investment Strategy Committee, on which he served for over 20 years, the last ten years of which as Chairman of the Committee. Mr. Keller began his career with A.G. Edwards in 1978, serving as an equity analyst for the firm's Securities Research Department from 1979 to 1994. During his last five years in Securities Research, Mr. Keller was Equity Strategist and manager of the firm's Focus List. Mr. Keller was a Senior Vice President of A.G. Edwards & Sons, Inc. and of Gallatin Asset Management, Inc., and was a member of the Board of Directors of both companies. Mr. Keller received a Bachelor of Arts from Wheaton College (Illinois) and is a CFA charterholder.

DAVID B. MIYAZAKI, CFA - SENIOR VICE PRESIDENT AND PORTFOLIO MANAGER

      Prior to joining Confluence in May 2008, Mr. Miyazaki served as a Portfolio Manager and Analyst with Gallatin Asset Management, Inc., the investment management arm of A.G. Edwards, Inc. Mr. Miyazaki was responsible for equity investments in value-oriented separately managed accounts. He also co-managed the A.G. Edwards' ETF-based asset allocation program. In addition to portfolio management, Mr. Miyazaki served as a member of the A G Edwards' Investment Strategy Committee. As a strategist, he was responsible for the firm's quantitative asset allocation models, including its Cyclical Asset Allocation program. Prior to joining A.G. Edwards in 1999, Mr. Miyazaki was a Portfolio Manager at Koch Industries in Wichita, Kansas. His previous experience includes working as an Investment Analyst at Prudential Capital Group in Dallas, Texas, and as a Bond Trader at Barre & Company, also in Dallas. Mr. Miyazaki received a Bachelor of Business Administration from Texas Christian University and is a CFA charterholder.

DANIEL T. WINTER, CFA - SENIOR VICE PRESIDENT AND PORTFOLIO MANAGER

      Prior to joining Confluence in May 2008, Mr. Winter served as a Portfolio Manager and Analyst with Gallatin Asset Management, Inc., the investment arm of A.G. Edwards, Inc. While at Gallatin, Mr. Winter chaired the portfolio management team responsible for the firm's six value-oriented equity strategies. His responsibilities also included directing the strategy implementation and trading execution for the equity portfolios. Mr. Winter also served as a portfolio manager for the Cyclical Growth ETF Portfolio and the Cyclical Growth and Income ETF Portfolio which were offered through variable annuities. He was also a member of the firm's Allocation Advisor Committee which oversaw the A.G. Edwards ETF focused strategies. Prior to joining the firm's Asset Management division in 1996, Mr. Winter served as a portfolio manager for A.G. Edwards Trust Company. Mr. Winter earned a Bachelor of Arts in business management from Eckerd College and a Master of Business Administration from Saint Louis University. Mr. Winter is a CFA charterholder.

      The portfolio managers also have responsibility for the day-to-day management of accounts other than the Fund, including separate accounts and unregistered funds. The advisory fees received by Confluence in connection with the management of the Fund and other accounts are not based on the performance of the Fund or the other accounts. Information regarding those other accounts is set forth below.

------------------------------------------------------------------------------------------------------------------
                           NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE
                                             AS OF NOVEMBER 30, 2014
------------------------------------------------------------------------------------------------------------------
                                 REGISTERED INVESTMENT            OTHER POOLED
                                       COMPANIES                   INVESTMENT
      PORTFOLIO MANAGER          (OTHER THAN THE FUND)              VEHICLES                 OTHER ACCOUNTS
------------------------------ --------------------------- --------------------------- ---------------------------
Mark Keller                    Number:  2                  Number:  0                  Number:  7,315
                               Assets:  $142,000,000       Assets:  $0                 Assets:  $2,547,000,000
------------------------------ --------------------------- --------------------------- ---------------------------
David Miyazaki                 Number:  2                  Number:  0                  Number:  7,315
                               Assets:  $142,000,000       Assets:  $0                 Assets:  $2,547,000,000
------------------------------ --------------------------- --------------------------- ---------------------------
Daniel Winter                  Number:  2                  Number:  0                  Number:  7,315
                               Assets:  $142,000,000       Assets:  $0                 Assets:  $2,364,000,000
------------------------------ --------------------------- --------------------------- ---------------------------

      As shown in the table above, certain portfolio managers may manage other accounts with investment strategies similar to the Fund. Fees earned by Confluence may vary among these accounts. Such management of other accounts could create conflicts of interest if a portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manager may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, Confluence believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; (ii) the equity securities in which the Fund will invest are typically liquid securities; and (iii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, Confluence has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

      Securities considered as investments for the Fund also may be appropriate for other investment accounts managed by the Sub-Advisor or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, the Sub-Advisor may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner which it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Trustees of the Fund that the benefits from the Sub-Advisor organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.

      As of November 30, 2014, the portfolio managers received all of their compensation from Confluence. Confluence seeks to maintain a highly competitive compensation program designed to attract and retain qualified investment professionals, which includes portfolio managers and research analysts, and to align the interests of its investment professionals with that of its clients and overall firm results. The Fund's portfolio managers are compensated with an annual base salary and a discretionary bonus based on Confluence's overall firm profits rather than individual product line performance or profitability. In addition, Confluence's portfolio managers are equity owners in the firm, aligning their long-term interests with the Fund's shareholders to strive to achieve superior investment performance over an appropriate time period. This ensures that the portfolio managers are incentivized to implement a consistent investment strategy for the Fund without incurring undue risk.

      The following table sets forth the dollar range of equity securities beneficially owned by the portfolio managers in the Fund as of November 30, 2014.

                                            DOLLAR RANGE OF
                                           EQUITY SECURITIES
        PORTFOLIO MANAGER                     IN THE FUND

           Mark Keller                     $50,001 - $100,000
         David Miyazaki                    $50,001 - $100,000
          Daniel Winter                       $1 - $10,000

      The Sub-Advisor, subject to the Board of Trustees' and Advisor's supervision, provides the Fund with discretionary investment services. Specifically, the Sub-Advisor is responsible for managing the investments of the Fund in accordance with the Fund's investment objectives, policies, and restrictions as provided in the Prospectus and this Statement of Additional Information, as may be subsequently changed by the Board of Trustees. The Sub-Advisor further agrees to conform to all applicable laws and regulations of the SEC in all material respects and to conduct its activities under the Sub-Advisory Agreement in accordance with applicable regulations of any governmental authority pertaining to its investment advisory services. In the performance of its duties, the Sub-Advisor will satisfy its fiduciary duties to the Fund, will monitor the Fund's investments, and will comply with the provisions of the Fund's Declaration and By-laws, and the stated investment objectives, policies and restrictions of the Fund. The Sub-Advisor is responsible for effecting all security transactions for the Fund's assets. The Sub-Advisory Agreement provides that the Sub-Advisor shall not be liable for any loss suffered by the Fund or the Advisor (including, without limitation, by reason of the purchase, sale or retention of any security) in connection with the performance of the Sub-Advisor's duties under the Sub-Advisory Agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Advisor in performance of its duties under such Sub-Advisory Agreement, or by reason of its reckless disregard of its obligations and duties under such Sub-Advisory Agreement.

      The Fund paid the Advisor $4,139,600 in advisory fees in the aggregate for the last three fiscal years ending November 30, 2014. The Advisor paid the Sub-Advisor $2,069,800 in sub-advisory fees in the aggregate for the last three fiscal years ending November 30, 2014. See "Summary of Fund Expenses" and "Management of the Fund--Investment Management Agreement" in the Fund's Prospectus. All fees and expenses are accrued daily and deducted before payment of dividends to investors.

      The Sub-Advisory Agreement may be terminated without the payment of any penalty by the Advisor, First Trust Advisors, the Board of Trustees or a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), upon 60 days' written notice to the Sub-Advisor.

      The Sub-Advisory Agreement has been approved by the Board of Trustees of the Fund, including a majority of the Independent Trustees. Information regarding the Board of Trustees' approval of the Sub-Advisory Agreement is available in the Fund's annual report for the period ended November 30, 2014.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

      Subject to the supervision of the Board of Trustees, the Sub-Advisor shall have authority and discretion to select brokers and dealers to execute transactions initiated by the Sub-Advisor and to select the market in which the transactions will be executed. In placing orders for the sale and purchase of securities for the Fund, the Sub-Advisor's primary responsibility shall be to seek the best execution of orders at the most favorable prices. However, this responsibility shall not obligate the Sub-Advisor to solicit competitive bids for each transaction or to seek the lowest available commission cost to the Fund, so long as the Sub-Advisor reasonably believes that the broker or dealer selected by it can be expected to obtain a "best execution" market price on the particular transaction and determines in good faith that the commission cost is reasonable in relation to the value of the brokerage and research services (within the meaning of Section 28(e)(3) of the 1934 Act) provided by such broker or dealer to the Sub-Advisor, viewed in terms of either that particular transaction or of the overall responsibilities with respect to its clients, including the Fund, as to which the Sub-Advisor exercises investment discretion, notwithstanding that the Fund may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

      The Sub-Advisor's objective in selecting brokers and dealers and in effecting portfolio transactions is to seek to obtain the best combination of price and execution with respect to its clients' portfolio transactions. Steps associated with seeking best execution include, but are not limited to, the following: (1) determine each client's trading requirements; (2) select appropriate trading methods, venues, and agents to execute the trades under the circumstances; (3) evaluate market liquidity of each security and take appropriate steps to avoid excessive market impact; (4) maintain client confidentiality and proprietary information inherent in the decision to trade; and (5) review the results on a periodic basis.

      In arranging for the purchase and sale of clients' portfolio securities, the Sub-Advisor takes numerous factors into consideration. The best net price, giving effect to brokerage commissions, spreads and other costs, is normally an important factor in this decision, but a number of other judgmental factors are considered as they are deemed relevant. The factors include, but are not limited to: the execution capabilities required by the transactions; the ability and willingness of the broker or dealer to facilitate the accounts' portfolio transactions by participating therein for its own account; the importance to the account of speed, efficiency and confidentiality; the broker or dealer's apparent familiarity with sources from or to whom particular securities might be purchased or sold; the reputation and perceived soundness of the broker or dealer; the Sub-Advisor's knowledge of negotiated commission rates and spreads currently available; the nature of the security being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality; the execution, clearance and settlement capabilities as well as the reputation and perceived soundness of the broker-dealer selected and others which are considered; the Sub-Advisor's knowledge of actual or apparent operational problems of any broker-dealer; the broker-dealer's execution services rendered on a continuing basis and in other transactions; the reasonableness of spreads or commissions; as well as other matters relevant to the selection of a broker or dealer for portfolio transactions for any account. The Sub-Advisor does not adhere to any rigid formula in making the selection of the applicable broker or dealer for portfolio transactions, but weighs a combination of the preceding factors.

      When buying or selling securities in dealer markets, the Sub-Advisor generally prefers to deal directly with market makers in the securities. The Sub-Advisor will typically effect these trades on a "net" basis, and will not pay the market maker any commission, commission equivalent or markup/markdown other than the "spread." Usually, the market maker profits from the "spread," that is, the difference between the price paid (or received) by the Sub-Advisor and the price received (or paid) by the market maker in trades with other broker-dealers or other customers.

      The Sub-Advisor may use Electronic Communications Networks ("ECN") or Alternative Trading Systems ("ATS") to effect such over-the-counter trades for equity securities when, in the Sub-Advisor's judgment, the use of an ECN or ATS may result in equal or more favorable overall executions for the transactions.

      Portfolio transactions for each client account will generally be completed independently, except when the Sub-Advisor is in the position of buying or selling the same security for a number of clients at approximately the same time. Because of market fluctuations, the prices obtained on such transactions within a single day may vary substantially. In order to avoid having clients receive different prices for the same security on the same day, the Sub-Advisor endeavors, when possible, to use an "averaging" procedure.

      Under this procedure, purchases or sales of a particular security for clients' accounts will at times be combined or "batched" with purchases or sales for other advisory clients by the Sub-Advisor unless the client has expressly directed otherwise. Such batched trades may be used to facilitate best execution, including negotiating more favorable prices, obtaining more timely or equitable execution or reducing overall commission charges. In such cases, the price shown on confirmations of clients' purchases or sales will be the average execution price on all of the purchases and sales that are aggregated for this purpose.

      The Sub-Advisor may also consider the following when deciding on allocations: (1) cash flow changes (including available cash, redemptions, exchanges, capital additions and capital withdrawals) may provide a basis to deviate from a pre-established allocation as long as it does not result in an unfair advantage to specific accounts or types of accounts over time; (2) accounts with specialized investment objectives or restrictions emphasizing investment in a specific category of securities may be given priority over other accounts in allocating such securities; and (3) for bond trades, street convention and good delivery often dictate the minimum size and par amounts and may result in deviations from pro rata distribution.

                             DESCRIPTION OF SHARES

COMMON SHARES

      The beneficial interest of the Fund may be divided from time to time into shares of beneficial interest of such classes and of such designations and par values (if any) and with such rights, preferences, privileges and restrictions as shall be determined by the Trustees from time to time in their sole discretion, without shareholder vote. The Fund's Declaration of Trust initially authorizes the issuance of an unlimited number of Common Shares. The Common Shares being offered have a par value of $0.01 per share and, subject to the rights of holders of Preferred Shares, if issued, have equal rights as to the payment of dividends and the distribution of assets upon liquidation of the Fund. The Common Shares being offered will, when issued, be fully paid and, subject to matters discussed in "Certain Provisions in the Declaration of Trust and By-Laws," non-assessable, and currently have no pre-emptive or conversion rights (except as may otherwise be determined by the Trustees in their sole discretion) or rights to cumulative voting in the election of Trustees.

      Shares of closed-end investment companies may frequently trade at prices lower than NAV. NAV will be reduced immediately following an offering of the Fund after payment of the sales load and organization and offering expenses. Although the value of the Fund's net assets is generally considered by market participants in determining whether to purchase or sell shares, whether investors will realize gains or losses upon the sale of Common Shares will depend entirely upon whether the market price of the Common Shares at the time of sale is above or below the original purchase price for the shares. Since the market price of the Fund's Common Shares will be determined by factors beyond the control of the Fund, the Fund cannot predict whether the Common Shares will trade at, below, or above NAV or at, below or above the initial public offering price. Accordingly, the Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes. See "Repurchase of Fund Shares; Conversion to Open-End Fund" below and "The Fund's Investments" in the Fund's Prospectus.

PREFERRED SHARE AUTHORIZATION

      Under the terms of the Declaration of Trust, the Board of Trustees has the authority in its sole discretion, without prior approval of the common shareholders of the Fund, to authorize the issuance of Preferred Shares in one or more classes or series with such rights and terms, including voting rights, dividend rates, redemption provisions, liquidation preferences and conversion provisions as determined by the Board of Trustees. See "Description of Shares--Preferred Shares" in the Fund's Prospectus.

BORROWINGS

      The Declaration of Trust authorizes the Fund, without prior approval of the common shareholders of the Fund, to borrow money. In this connection, the Fund may enter into reverse repurchase agreements, issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) ("Borrowings") and may secure any such Borrowings by mortgaging, pledging or otherwise subjecting as security the Fund's assets. In connection with such Borrowings, the Fund may be required to maintain average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the borrowing instrument's stated interest rate. A reverse repurchase agreement, although structured as a sale and repurchase obligation, acts as a financing under which the Fund effectively pledges its securities as collateral to secure a short-term loan. Generally, the other party to the agreement makes the loan in an amount equal to a percentage of the market value of the pledged collateral. At the maturity of the reverse repurchase agreement, the Fund will be required to repay the loan and correspondingly receive back its collateral. While used as collateral, the securities continue to pay principal and interest which are for the benefit of the Fund. The Fund may borrow from banks and other financial institutions.

      Limitations on Borrowings. Under the requirements of the 1940 Act, the Fund, immediately after any Borrowings, must have "asset coverage" of at least 300% (33 1/3% of total assets). With respect to such Borrowings, "asset coverage" means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such Borrowings represented by senior securities issued by the Fund. Certain types of Borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverage or portfolio composition or otherwise. In addition, the Fund may be subject to certain restrictions imposed by the guidelines of one or more nationally recognized statistical rating organizations which may issue ratings for short-term corporate debt securities and/or Preferred Shares issued by the Fund. Such restrictions may be more stringent than those imposed by the 1940 Act. See "Other Investment Strategies and Techniques--Derivative Transactions--Asset Coverage and Asset Segregation" above and "Use of Financial Leverage" in the Fund's Prospectus.

      Distribution Preference. The rights of lenders to the Fund to receive interest on and repayment of principal of any such Borrowings will be senior to those of the Common Shareholders, and the terms of any such Borrowings may contain provisions which limit certain activities of the Fund, including the payment of dividends to Common Shareholders in certain circumstances.

      Voting Rights. The 1940 Act grants (in certain circumstances) to the lenders to the Fund certain voting rights in the event the asset coverage falls below specified levels. In the event that the Fund elects to be treated as a regulated investment company under the Code and such provisions would impair the Fund's status as a regulated investment company, the Fund, subject to its ability to liquidate its portfolio, intends to repay the Borrowings as soon as practicable. Any Borrowings will likely be ranked senior or equal to all other existing and future borrowings of the Fund.

      The discussion above describes the Fund's Board of Trustees' present intention with respect to Borrowings. If authorized by the Board of Trustees, the terms of any Borrowings may be the same as, or different from, the terms described above, subject to applicable law and the Fund's Declaration of Trust.

           CERTAIN PROVISIONS IN THE DECLARATION OF TRUST AND BY-LAWS

      Under Massachusetts law, shareholders could, in certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees. The Declaration of Trust further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund solely by reason of his or her being a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

      The Declaration of Trust and By-Laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. The number of trustees is currently five, but by action of two-thirds of the trustees, the Board of Trustees may from time to time be increased or decreased. Under the By-Laws, the Board of Trustees is divided into three classes of trustees serving staggered three-year terms, with the terms of one class expiring at each annual meeting of shareholders. If the Fund issues Preferred Shares, the Fund may establish a separate class for the trustees elected by the holders of the Preferred Shares. Subject to applicable provisions of the 1940 Act, vacancies on the Board of Trustees may be filled by a majority action of the remaining trustees. Removal of a trustee requires either (a) a vote of two-thirds of the outstanding shares (or if the trustee was elected or appointed with respect to a particular class, two-thirds of the outstanding shares of such class), or (b) the action of at least two-thirds of the remaining trustees. Such provisions may work to delay a change in the majority of the Board of Trustees. The provisions of the Declaration of Trust relating to the election and removal of trustees may be amended only by a vote of two-thirds of the trustees then in office. The By-Laws may be amended only by the Board of Trustees.

      The Declaration of Trust generally requires a common shareholder vote only on those matters where the 1940 Act or the Fund's listing with an exchange require a common shareholder vote, but otherwise permits the Board of Trustees to take action without seeking the consent of common shareholders. For example, the Declaration of Trust gives the Board of Trustees broad authority to approve most reorganizations between the Fund and another entity, such as another closed end fund, and the sale of all or substantially all of its assets without common shareholder approval if the 1940 Act would not require such approval. The Declaration of Trust further provides that the Board of Trustees may amend the Declaration of Trust in any respect without common shareholder approval. The Declaration of Trust, however, prohibits amendments that impair the exemption from personal liability granted in the Declaration of Trust to persons who are or have been shareholders, trustees, officers or employees of the Fund or that limit the rights to indemnification or insurance provided in the Declaration of Trust with respect to actions or omissions of persons entitled to indemnification under the Declaration of Trust prior to the amendment.

      Generally, the Declaration of Trust requires the affirmative vote or consent by holders of at least two-thirds of the shares outstanding and entitled to vote, except as described below, to authorize (1) a conversion of the Fund from a closed-end to an open-end investment company, if required pursuant to the provisions of the 1940 Act, (2) a merger or consolidation of the Fund with any corporation, association, trust or other organization, including a series or class of such other organization (only in the limited circumstances where a vote by shareholders is otherwise required under the 1940 Act or the Declaration of Trust), (3) a sale, lease or exchange of all or substantially all of the Fund's assets (only in the limited circumstances where a vote by shareholders is otherwise required under the 1940 Act and the Declaration of Trust), or (4) certain transactions in which a Principal Shareholder (as defined below) is a party to the transactions. However, with respect to items (1), (2) and (3) above, if the applicable transaction has been already approved by the affirmative vote of two-thirds of the Trustees, then the majority of the outstanding voting securities as defined in the 1940 Act (a "Majority Shareholder Vote") is required. In addition, if there are then Preferred Shares outstanding, with respect to (1) above, two-thirds of the Preferred Shares voting as a separate class shall also be required unless the action has already been approved by two-thirds of the Trustees, in which case then a Majority Shareholder Vote is required. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the shares otherwise required by law or by the terms of any class or series of Preferred Shares, whether now or hereafter authorized, or any agreement between the Fund and any national securities exchange. Further, in the case of items (2) or (3) that constitute a plan of reorganization (as such term is used in the 1940 Act) which adversely affects the Preferred Shares within the meaning of section 18(a)(2)(D) of the 1940 Act, except as may otherwise be required by law, the approval of the action in question will also require the affirmative vote of two-thirds of the Preferred Shares voting as a separate class provided, however, that such separate class vote shall be by a Majority Shareholder Vote if the action in question has previously been approved by the affirmative vote of two-thirds of the Trustees.

      As noted above, pursuant to the Declaration of Trust, the affirmative approval of two-thirds of the Shares outstanding and entitled to vote, subject to certain exceptions, shall be required for the following transactions in which a Principal Shareholder is a party: (1) the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder; (2) the issuance of any securities of the Fund to any Principal Shareholder for cash other than pursuant to a dividend reinvestment or similar plan available to all shareholders; (3) the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period); (4) the sale, lease or exchange to the Fund or any subsidiary thereof, in exchange for securities of the Fund, of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period). However, shareholder approval for the foregoing transactions shall not be applicable to (1) any transaction, including, without limitation, any rights offering, made available on a pro rata basis to all shareholders of the Fund or class thereof unless the Trustees specifically make such transaction subject to this voting provision,
(2) any transaction if the Trustees shall by resolution have approved a memorandum of understanding with such Principal Shareholder with respect to and substantially consistent with such transaction or (3) any such transaction with any corporation of which a majority of the outstanding shares of all classes of stock normally entitled to vote in elections of directors is owned of record or beneficially by the Fund and its subsidiaries. As described in the Declaration of Trust, a Principal Shareholder shall mean any corporation, person or other entity which is the beneficial owner, directly or indirectly, of more than 5% of the outstanding shares and shall include any affiliate or associate (as such terms are defined in the Declaration of Trust) of a Principal Shareholder. The above affirmative vote shall be in addition to the vote of the shareholders otherwise required by law or by the terms of any class or series of Preferred Shares, whether now or hereafter authorized, or any agreement between the Fund and any national securities exchange.

      The provisions of the Declaration of Trust described above could have the effect of depriving the common shareholders of opportunities to sell their common shares at a premium over market value by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of a Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund's investment objectives and policies. The Board of Trustees of the Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its common shareholders.

      The Declaration of Trust provides that the obligations of the Fund are not binding upon the Trustees of the Fund individually, but only upon the assets and property of the Fund, and that the Trustees shall not be liable to any person in connection with the Fund property or the affairs of the Fund or for any neglect or wrongdoing of any officer, employee or agent of the Fund or for the act or omission of any other Trustee. Nothing in the Declaration of Trust, however, protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office with or on behalf of the Fund.

      Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.

             REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

      The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund's common shares trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, price, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Trustees, in consultation with the Fund's Advisor, Sub-Advisor and any corporate finance services and consulting agent that the Advisor may retain, from time to time may review possible actions to reduce any such discount. Actions may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares, or the conversion of the Fund to an open-end investment company. There can be no assurance, however, that the Trustees will decide to take any of these actions, or that share repurchases or tender offers, if undertaken, will reduce a market discount. After any consideration of potential actions to seek to reduce any significant market discount, the Trustees may, subject to their fiduciary obligations and compliance with applicable state and federal laws, authorize the commencement of a share-repurchase program or tender offer. The size and timing of any such share repurchase program or tender offer will be determined by the Trustees in light of the market discount of the common shares, trading volume of the common shares, information presented to the Trustees regarding the potential impact of any such share repurchase program or tender offer, and general market and economic conditions. There can be no assurance that the Fund will in fact effect repurchases of or tender offers for any of its common shares. In addition, any service fees incurred in connection with any tender offer made by the fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering shareholders. Before deciding whether to take any action if the Fund's common shares trade below net asset value, the Trustees would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if the Fund's shares should trade at a discount, the Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken.

      Further, the staff of the SEC currently requires that any tender offer made by a closed-end investment company for its shares must be at a price equal to the net asset value of such shares on the close of business on the last day of the tender offer. Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering shareholders.

      Subject to its investment limitations, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will increase the Fund's expenses and reduce the Fund's net income. Any share repurchase, tender offer or borrowing that might be approved by the Trustees would have to comply with the 1934 Act and the 1940 Act and the rules and regulations thereunder.

      Although the decision to take action in response to a discount from net asset value will be made by the Trustees at the time they consider such issue, it is the Trustees' present policy, which may be changed by the Trustees, not to authorize repurchases of Common Shares or a tender offer for such shares if (1) such transactions, if consummated, would (a) result in the delisting of the Common Shares from the New York Stock Exchange, or (b) impair the Fund's status as a registered closed-end investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund's investment objectives and policies in order to repurchase shares; or (3) there is, in the Board of Trustees' judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the New York Stock Exchange, (c) declaration of a banking moratorium by federal or state authorities or any suspension of payment by United States or state banks in which the Fund invests, (d) material limitation affecting the Fund or the issuers of its portfolio securities by federal or state authorities on the extension of credit by lending institutions or on the exchange of non-U.S. currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased. The Trustees may in the future modify these conditions in light of experience with respect to the Fund.

      Conversion to an open-end company would require the approval of the holders of at least two-thirds of the Fund's shares outstanding and entitled to vote; provided, however, that unless otherwise provided by law, if there are Preferred Shares outstanding, the affirmative vote of two-thirds of the Preferred Shares voting as a separate class shall be required; provided, however, that such votes shall be by the affirmative vote of the majority of the outstanding voting securities, as defined in the 1940 Act, if the action in question was previously approved by the affirmative vote of two-thirds of the Trustees. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the shares otherwise required by law or by the terms of any class or series of preferred shares, whether now or hereafter authorized, or any agreement between the Fund and any national securities exchange. See the Prospectus under "Closed-End Fund Structure" for a discussion of voting requirements applicable to conversion of the Fund to an open-end company. If the Fund converted to an open-end company, the Fund's common shares would no longer be listed on the New York Stock Exchange. Any Preferred Shares would need to be redeemed and any Borrowings may need to be repaid upon conversion to an open-end investment company. Additionally, the 1940 Act imposes limitations on open-end funds' investments in illiquid securities, which could restrict the Fund's ability to invest in certain securities discussed in the Prospectus to the extent discussed therein. Such limitations could adversely affect distributions to common shareholders of the Fund in the event of conversion to an open-end fund. Shareholders of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge or contingent deferred sales change, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end companies typically engage in a continuous offering of their shares. Open-end companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The Trustees may at any time propose conversion of the Fund to an open-end company depending upon their judgment as to the advisability of such action in light of circumstances then prevailing.

      The repurchase by the Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value will result in the Fund's shares trading at a price equal to their net asset value. Nevertheless, the fact that the Fund's shares may be the subject of repurchase or tender offers from time to time may reduce any spread between market price and net asset value that might otherwise exist.

      In addition, a purchase by the Fund of its Common Shares will decrease the Fund's Managed Assets which would likely have the effect of increasing the Fund's expense ratio.

                           FEDERAL INCOME TAX MATTERS

      The following discussion of federal income tax matters is based upon the advice of Chapman and Cutler LLP, counsel to the Fund.

GENERAL

      Set forth below is a discussion of certain U.S. federal income tax issues concerning the Fund and the purchase, ownership and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of U.S. federal income taxation that may be relevant to shareholders in light of their particular circumstances. This discussion also does not address the tax consequences to shareholders that are subject to special rules, including without limitation, banks or financial institutions, insurance companies, dealers in securities, non-U.S. shareholders, tax-exempt or tax-deferred plans, accounts or entities, shareholders that are subject to the alternative minimum tax or shareholders that holds their shares as or in a hedge against currency risk, constructive sale or a conversion transaction. Unless otherwise noted, this discussion assumes you are a U.S. shareholder and that you hold your shares as a capital asset. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. In addition, this discussion does not address state, local or foreign tax consequences. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, locality, non-U.S. country, or other taxing jurisdiction.

      The Fund intends to qualify annually and to elect to be treated as a regulated investment company under the Code and to comply with applicable distribution requirements so that it will not pay U.S. federal net income tax on income and capital gains distributed to its shareholders.

      To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, the Fund must, among other things,
(a) derive in each taxable year at least 90% of its gross income from (i) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies and (ii) net income from interests in "qualified publicly traded partnerships" (as defined in the Code); (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer generally limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of (I) any one issuer, (II) two or more issuers which the Fund controls and are engaged in the same, similar or related trades or businesses or (III) any one or more "qualified publicly traded partnerships" (as defined in the Code); and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) and at least 90% of its net tax-exempt interest income each taxable year.

      As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders. The Fund intends to distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income and net capital gain. If the Fund retains any net capital gain or investment company taxable income, it will generally be subject to federal income tax at regular corporate rates on the amount retained. In addition, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax unless, generally, the Fund distributes during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. These distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

      Subject to certain reasonable cause and de minimus exceptions, if the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income.

DISTRIBUTIONS

      Dividends paid out of the Fund's investment company taxable income generally are taxable to a shareholder as ordinary income to the extent of the Fund's current and accumulated earnings and profits, whether paid in cash or reinvested in additional shares. If the Fund holds certain equity securities, certain ordinary income distributions that are designated by the Fund and received from the Fund by non-corporate shareholders may be taxed at lower tax rates applicable to net capital gains, provided certain holding period and other requirements are satisfied by both the fund and the shareholder and provided the dividends are attributable to "qualified dividend income" received by the Fund itself. Dividends received by the Fund from REITs and foreign corporations are qualified dividends eligible for this lower tax rate only in certain circumstances.

      Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, properly designated as capital gain dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Fund shares. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a cost basis in each such share equal to the value of a share of the Fund on the reinvestment date. A distribution of an amount in excess of the Fund's current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder's tax basis in his or her shares. To the extent that the amount of any distribution exceeds the shareholder's basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares.

      Shareholders will be notified annually as to the U.S. federal income tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the value of those shares.

DIVIDENDS RECEIVED DEDUCTION

      A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies. However, if the Fund holds equity securities, certain ordinary income dividends on shares that are attributable to dividends received by the Fund from certain domestic corporations may be designated by the Fund as being eligible for the dividends received deduction, but this amount is not expected to be significant.

SALE OR EXCHANGE OF FUND SHARES

      Upon the sale or other disposition of shares of the Fund, which a shareholder holds as a capital asset, a shareholder may realize a capital gain or loss which will be long-term or short-term, depending upon the shareholder's holding period for the shares. Generally, a shareholder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year.

      Any loss realized on a sale or exchange will be disallowed to the extent that shares disposed of are replaced by substantially identical shares (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of shares or to the extent that the shareholder, during such period, acquires or enters into an option or contract to acquire, substantially identical stock or securities. In this case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain received by the shareholder with respect to the shares. The ability to otherwise deduct capital losses may be subject to other limitations under the Code.

NATURE OF THE FUND'S INVESTMENTS

      Certain of the Fund's investment practices may be subject to special and complex federal income tax provisions that may, among other things, (1) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (2) convert lower taxed long-term capital gain into higher taxed short-term capital or ordinary income, (3) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (4) cause the Fund to recognize income or gain without a corresponding receipt of cash, (5) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur and (6) adversely alter the characterization of certain complex financial transactions. The Fund will monitor its transactions, will make the appropriate tax elections and take appropriate actions in order to mitigate the effect of these rules and prevent disqualification of the Fund from being taxed as a regulated investment company (including disposing of certain investments to generate cash or borrowing cash to satisfy its distribution requirements).

      Certain income trusts (such as U.S. royalty trusts) and master limited partnerships that are not "qualified publicly traded partnerships" (as defined for U.S. federal income tax purposes) generally pass through tax items such as income, gain or loss to interest holders. In such cases, the Fund will be required to monitor the individual underlying items of income that it receives from such entities to determine how it will characterize such income for purposes of meeting the 90% gross income requirement. In addition, in certain circumstances, the Fund will be deemed to own the assets of such entities and would need to look to such assets in determining the Fund's compliance with the asset diversification rules applicable to regulated investment companies. Thus, the extent to which the Fund may invest in securities issued by such entities may be limited by the Fund's intention to qualify as a regulated investment company under the Internal Revenue Code. Prospective investors should be aware that if, contrary to the Fund's intention, the Fund fails to limit its direct and indirect investments in such entities, or if such investments are re-characterized for U.S. federal income tax purposes, the Fund's status as a regulated investment company may be jeopardized.

INVESTMENT IN SECURITIES OF UNCERTAIN TAX CHARACTER

      The Fund may invest in preferred securities or other securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the Internal Revenue Service. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

INVESTMENT IN CERTAIN REMIC INTERESTS

      If the Fund acquires a residual interest in a REMIC, the Fund may realize excess inclusion income. Excess inclusion income is an amount, with respect to any calendar quarter, equal to the excess, if any, of (i) the taxable income of the REMIC allocable to the holder of a residual interest in a REMIC during such calendar quarter over (ii) the sum of amounts allocated to each day in the calendar quarter equal to its ratable portion of the product of (a) the adjusted issue price of the interest at the beginning of the quarter multiplied by (b) 120% of the long term federal rate (determined on the basis of compounding at the close of each calendar quarter and properly adjusted for the length of such quarter). Excess inclusion income generated by a residual interest in a REMIC would be allocated among the holders of the Fund, generally in a manner set forth under the applicable Treasury regulations. A stockholder's share of any excess inclusion income: (i) could not be offset by net operating losses of a stockholder; (ii) would be subject to tax as unrelated business taxable income to a tax-exempt holder; (iii) would be subject to the application of the U.S. federal income tax withholding (without reduction pursuant to any otherwise applicable income tax treaty) with respect to amounts allocable to non-U.S. stockholders; and (iv) would be taxable (at the highest corporate tax rates) to the Fund, rather than the Fund's stockholders, to the extent allocable to shares held by disqualified organizations (generally, tax-exempt entities not subject to unrelated business income tax, including governmental organizations).

INVESTMENTS IN CERTAIN FOREIGN CORPORATIONS

      If the Fund holds an equity interest in any "passive foreign investment companies" ("PFICs"), which are generally certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. The Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. The Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, the Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax. Dividends paid by PFICs will not be treated as qualified dividend income.

MEDICARE TAX

      Under the "Health Care and Education Reconciliation Act of 2010," income from the Fund may also be subject to a new 3.8 percent "medicare tax" imposed for taxable years beginning after 2012. This tax will generally apply to the net investment income of a Member who is an individual if such Member's adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

BACKUP WITHHOLDING

      The Fund may be required to withhold U.S. federal income tax from all taxable distributions and sale proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The withholding percentage is 28%. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

NON-U.S. SHAREHOLDERS

      U.S. taxation of a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership ("non-U.S. shareholder") depends on whether the income of the Fund is "effectively connected" with a U.S. trade or business carried on by the shareholder.

      Income Not Effectively Connected. If the income from the Fund is not "effectively connected" with a U.S. trade or business carried on by the non-U.S. shareholder, distributions of investment company taxable income will generally be subject to U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions, subject to certain exceptions described below.

      Distributions of capital gain dividends and any amounts retained by the Fund which are designated as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the non-U.S. shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. tax. In the case of a non-U.S. shareholder who is a nonresident alien individual, the Fund may be required to withhold U.S. income tax from distributions of net capital gain unless the non-U.S. shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. If a non-U.S. shareholder is a nonresident alien individual, any gain such shareholder realizes upon the sale or exchange of such shareholder's shares of the Fund in the United States will ordinarily be exempt from U.S. tax unless the gain is U.S. source income and such shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements.

      Income Effectively Connected. If the income from the Fund is "effectively connected" with a U.S. trade or business carried on by a non-U.S. shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Fund which are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Non-U.S. corporate shareholders may also be subject to the branch profits tax imposed by the Code. The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

      FATCA Withholding. In addition to the rules described above concerning the potential imposition of withholding on distributions to non-U.S. persons, distributions to non-U.S. persons that are "financial institutions" may be subject to a withholding tax of 30% unless an agreement is in place between the financial institution and the U.S. Treasury to collect and disclose information about accounts, equity investments, or debt interests in the financial institution held by one or more U.S. persons. Similarly, dispositions of shares in the Fund by non-U.S. person that are "financial institutions" may be subject to withholding on the gross proceeds of the sale unless such an agreement is in place between the financial institution and the U.S. Treasury. For these purpose, a "financial institution" means any entity that (i) accepts deposits in the ordinary course of a banking or similar business, (ii) holds financial assets for the account of others as a substantial portion of its business, or
(iii) is engage (or holds itself out as being engaged) primarily in the business of investing, reinvesting or trading in securities, partnership interests, commodities or any interest (including a futures contract or option) in such securities, partnership interests or commodities.

      Distributions to non-financial non-U.S. entities (other than publicly traded foreign entities, entities owned by residents of U.S. possessions, foreign governments, international organizations, or foreign central banks) may also be subject to a withholding tax of 30% if the non-U.S. entity does not certify that the entity does not have any substantial U.S. owners or provide the name, address and TIN of each substantial U.S. owner. Similarly, dispositions of shares in the Fund by non-U.S. person that are non-financial entities may be subject to withholding on the gross proceeds of the sale unless such a certification is provided.

                PERFORMANCE RELATED AND COMPARATIVE INFORMATION

      The Fund may quote certain performance-related information and may compare certain aspects of its portfolio and structure to other substantially similar closed-end funds or indices. In reports or other communications to shareholders of the Fund or in advertising materials, the Fund may compare its performance with that of (i) other investment companies listed in the rankings prepared by Lipper, Inc., Morningstar Inc. or other independent services; publications such as Barrons, Business Week, Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance, Money, Morningstar Mutual Fund Values, The New York Times, The Wall Street Journal and USA Today; or other industry or financial publications or (ii) the Standard & Poor's Index of 500 stocks, the Dow Jones Industrial Average, NASDAQ Composite Index and other relevant indices and industry publications. The Fund may also compare the historical volatility of its portfolio to the volatility of such indices during the same time periods. (Volatility is a generally accepted barometer of the market risk associated with a portfolio of securities and is generally measured in comparison to the stock market as a whole -- the beta -- or in absolute terms -- the standard deviation.) Comparison of the Fund to an alternative investment should be made with consideration of differences in features and expected performance. The Fund may obtain data from sources or reporting services, such as Bloomberg Financial and Lipper, Inc., that the Fund believes to be generally accurate.

      The Fund may, from time to time, show the standard deviation of either the Fund or the Fund's investment strategy and the standard deviation of the Fund's benchmark index. Standard deviation is a statistical measure of the historical volatility of a portfolio. Standard deviation is the measure of dispersion of historical returns around the mean rate of return.

      From time to time, the Fund may quote the Fund's total return, aggregate total return or yield in advertisements or in reports and other communications to shareholders. The Fund's performance will vary depending upon market conditions, the composition of its portfolio and its operating expenses. Consequently any given performance quotation should not be considered representative of the Fund's performance in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing the Fund's performance with that of other investment companies should give consideration to the quality and type of the respective investment companies' portfolio securities.

      The Fund's "average annual total return" is computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

      Average Annual Total Return will be computed as follows:

              ERV = P(1+T)/n/

      Where     P = a hypothetical initial payment of $1,000
                T = average annual total return
                n = number of years
              ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion).

      The Fund may also quote after-tax total returns to show the impact of assumed U.S. federal income taxes on an investment in the Fund. The Fund's total return "after taxes on distributions" shows the effect of taxable distributions, but not any taxable gain or loss, on an investment in shares of the Fund for a specified period of time. The Fund's total return "after taxes on distributions and sale of Fund shares" shows the effect of both taxable distributions and any taxable gain or loss realized by the shareholder upon the sale of Fund shares at the end of a specified period. To determine these figures, all income, short-term capital gain distributions, and long-term capital gains distributions are assumed to have been taxed at the highest marginal individualized federal tax rate then in effect. Those maximum tax rates are applied to distributions prior to reinvestment and the after-tax portion is assumed to have been reinvested in the Fund. State and local taxes are ignored.

      Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects.

      Average Annual Total Return (After Taxes on Distributions) will be computed as follows:

           ATV/D/ = P(1+T)/n/

      Where:    P = a hypothetical initial investment of $1,000
                T = average annual total return (after taxes on distributions) n = number of years
           ATV/D/ = ending value of a hypothetical $1,000 investment made at the beginning of the period, at the end of the period (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemptions.

      Average Annual Total Return (After Taxes on Distributions and Sale of Fund Shares) will be computed as follows:

          ATV/DR/ = P(1+T)/n/

      Where:    P = a hypothetical initial investment of $1,000
                T = average annual total return (after taxes on distributions and redemption)
                n = number of years
          ATV/DR/ = ending value of a hypothetical $1,000 investment made at the beginning periods, at the end of the periods (or fractional portion thereof), after taxes on fund distributions and redemptions.

      Quotations of yield for the Fund will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income") and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

            Yield = 2 [( a-b/cd +1)/6/ - 1]

      Where: a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
                d = the maximum offering price per share on the last day of the period

      Past performance is not indicative of future results. At the time shareholders sell their shares, they may be worth more or less than their original investment.

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      The Financial Statements of the Fund as of November 30, 2014, incorporated by reference in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report which is incorporated herein by reference. Such financial statements have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. Deloitte & Touche LLP provides auditing services to the Fund. The principal business address of Deloitte & Touche is 111 South Wacker Drive, Chicago, Illinois 60606.

                  CUSTODIAN, ADMINISTRATOR AND TRANSFER AGENT

      The Bank of New York Mellon, One Wall Street, New York, New York 10286 serves as custodian for the Fund. As such, The Bank of New York Mellon has custody of all securities and cash of the Fund and attends to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by the Fund. BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809, is the transfer agent, registrar, dividend disbursing agent and shareholder servicing agent for the Fund and provides certain clerical, bookkeeping, shareholder servicing and administrative services necessary for the operation of the Fund and maintenance of shareholder accounts. BNY Mellon Investment Servicing (US) Inc. also provides certain accounting and administrative services to the Fund pursuant to an Administration and Accounting Services Agreement, including maintaining the Fund's books of account, records of the Fund's securities transactions, and certain other books and records; acting as liaison with the Fund's independent registered public accounting firm and providing the independent registered public accounting firm with certain Fund accounting information; and providing other continuous accounting and administrative services.

                             ADDITIONAL INFORMATION

      A Registration Statement on Form N-2, including amendments thereto, relating to the shares of the Fund offered hereby, has been filed by the Fund with the SEC. The Fund's Prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Fund's Registration Statement. Statements contained in the Fund's Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

                            FINANCIAL STATEMENTS AND
            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      The Fund's financial statements and financial highlights and the report of Deloitte & Touche LLP thereon, contained in the following documents filed by the Fund with the SEC, are hereby incorporated by reference into, and are made part of, this Statement of Additional Information: The Fund's Annual Report for the year ended November 30, 2014 contained in the Fund's Form N-CSR filed with the SEC on February 4, 2015. A copy of such Annual Report must accompany the delivery of this Statement of Additional Information.

                                   APPENDIX A

                             RATINGS OF INVESTMENTS

      STANDARD & POOR'S RATINGS GROUP -- A BRIEF DESCRIPTION OF CERTAIN STANDARD & POOR'S RATINGS GROUP, A DIVISION OF THE MCGRAW-HILL COMPANIES ("STANDARD & POOR'S" OR "S&P") RATING SYMBOLS AND THEIR MEANINGS (AS PUBLISHED BY S&P)
FOLLOWS:

      A Standard & Poor's issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor's view of the obligor's capacity and willingness to meet its financial commitments as they become due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

      Issue credit ratings can be either long term or short term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days--including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

LONG-TERM ISSUE CREDIT RATINGS

      Issue credit ratings are based, in varying degrees, on Standard & Poor's analysis of the following considerations:

      o Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

      o     Nature of and provisions of the obligation; and

      o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

      Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA

      An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA

      An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A

      An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB

      An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, AND C

      Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

      An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B

      An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC

      An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

      An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C

      A 'C' rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default.

D

      An obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor's believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to 'D' if it is subject to a distressed exchange offer.

PLUS (+) OR MINUS (-)

      The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR

      This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

SHORT-TERM ISSUE CREDIT RATINGS

A-1

      A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2

      A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3

      A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

      A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C

      A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

       A short-term obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor's believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to 'D' if it is subject to a distressed exchange offer.

SPUR (STANDARD & POOR'S UNDERLYING RATING)

      This is a rating of a stand-alone capacity of an issue to pay debt service on a credit-enhanced debt issue, without giving effect to the enhancement that applies to it. These ratings are published only at the request of the debt issuer/obligor with the designation SPUR to distinguish them from the credit-enhanced rating that applies to the debt issue. Standard & Poor's maintains surveillance of an issue with a published SPUR.

MUNICIPAL SHORT-TERM NOTE RATINGS DEFINITIONS

      A Standard & Poor's U.S. municipal note rating reflects Standard & Poor's opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor's analysis will review the following considerations:

      o Amortization schedule--the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

      o Source of payment--the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

      Note rating symbols are as follows:


SP-1

      Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2

      Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3

      Speculative capacity to pay principal and interest.

DUAL RATINGS

      Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, 'AAA/A1+' or 'A1+/A1'). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, 'SP1+/A1+').

ACTIVE QUALIFIERS (CURRENTLY APPLIED AND/OR OUTSTANDING)


L

      Ratings qualified with 'L' apply only to amounts invested up to federal deposit insurance limits.

P

      This suffix is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The 'p' suffix indicates that the rating addresses the principal portion of the obligation only.

PI

      Ratings with a 'pi' suffix are based on an analysis of an issuer's published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer's management and therefore may be based on less comprehensive information than ratings without a 'pi' subscript. Ratings with a 'pi' subscript are reviewed annually based on a new year's financial statement, but may be reviewed on an interim basis if a major event occurs that may affect the issuer's credit quality.

PRELIMINARY

      Preliminary ratings, with the 'prelim' suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by Standard & Poor's of appropriate documentation. Standard & Poor's reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

      o Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

      o Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor's policies.

      o Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor's emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post bankruptcy issuer as well as attributes of the anticipated obligation(s).

      o Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in Standard & Poor's opinion, documentation is close to final. Preliminary ratings may also be assigned to the obligations of these entities.

      o Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s) assuming successful completion of the transformative event. Should the transformative event not occur, Standard & Poor's would likely withdraw these preliminary ratings.

      o A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

T

      This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all of their contracts before their final maturity date.

UNSOLICITED

      Unsolicited ratings are those credit ratings assigned at the initiative of Standard & Poor's and not at the request of the issuer or its agents.

INACTIVE QUALIFIERS (NO LONGER APPLIED OR OUTSTANDING)

*

      This symbol indicated continuance of the ratings was contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

C

      This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer was lowered below an investment-grade level and/or the issuer's bonds are deemed taxable. Discontinued use in January 2001.

G

      The letter 'G' followed the rating symbol when a fund's portfolio consisted primarily of direct U.S. government securities.

PR

      The letters 'pr' indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements was largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, made no comment on the likelihood of or the risk of default upon failure of such completion.

Q

      A 'q' subscript indicates that the rating is based solely upon quantitative analysis of publicly available information. Discontinued use in April 2001.

R

      The 'r' modifier was assigned to securities containing extraordinary risks, particularly market risks, which are not covered in the credit rating. The absence of an 'r' modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks. Standard & Poor's discontinued the use of the 'r' modifier for most obligations in June 2000 and for the balance of the obligations (mainly structured finance transactions) in November 2002.

      MOODY'S INVESTORS SERVICE, INC. -- A BRIEF DESCRIPTION OF CERTAIN MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") RATING SYMBOLS AND THEIR MEANINGS (AS PUBLISHED BY MOODY'S) FOLLOWS:

LONG-TERM OBLIGATION RATINGS

      Moody's long-term ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody's Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa

      Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa

      Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A

      Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa

      Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba

      Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B

      Obligations rated B are considered speculative and are subject to high credit risk.

Caa

      Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca

      Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C

      Obligations rated C are the lowest rated and are typically in default with little prospect for recovery of principal or interest.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a "(hyb)" indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

MEDIUM-TERM NOTE PROGRAM RATINGS

      Moody's assigns ratings to medium-term note (MTN) programs and to the individual debt securities issued from them (referred to as drawdowns or notes).

      MTN program ratings are intended to reflect the ratings likely to be assigned to drawdowns issued from the program with the specific priority of claim (e.g., senior or subordinated). To capture the contingent nature of a program rating, Moody's assigns provisional ratings to MTN programs. A provisional rating is denoted by (P) in front of the rating when the assignment of a final rating is subject to the fulfillment of contingencies but is highly likely that the rating will become definitive after all document are received or an obligation is issued into the market.

      The rating assigned to a drawdown from a rated MTN or bank/deposit note program is definitive in nature, and may differ from the program rating if the drawdown is exposed to additional credit risks besides the issuer's default, such as links to the defaults of other issuers, or has other structural features that warrant a different rating. In some circumstances, no rating may be assigned to a drawdown.

      Moody's encourages market participants to contact Moody's Ratings Desks or visit www.moody's.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned an NR (not rated) symbol.

SHORT-TERM OBLIGATION RATINGS

      Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

      Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1

      Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

      Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3

      Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.


NP

      Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

U.S. MUNICIPAL SHORT-TERM OBLIGATION RATINGS

      There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1

      This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2

      This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3

      This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG

      This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

U.S. MUNICIPAL DEMAND OBLIGATION RATINGS

      In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"). The second element uses a rating variation of the MIG scale called the Variable Municipal Investment Grade or VMIG rating.

VMIG 1

      This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2

      This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3

      This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG

      This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

      FITCH RATINGS -- A BRIEF DESCRIPTION OF CERTAIN FITCH RATINGS, INC. ("FITCH") RATINGS SYMBOLS AND THEIR MEANINGS (AS PUBLISHED BY FITCH) FOLLOWS:

INTERNATIONAL ISSUER AND CREDIT RATING SCALES

      The Primary Credit Rating Scales (those featuring the symbols 'AAA'-'D' and 'F1'-'D') are used for debt and financial strength ratings.

LONG-TERM RATING SCALES--ISSUER CREDIT RATING SCALES

      Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns and insurance companies, are generally assigned Issuer Default Ratings (IDRs). IDRs opine on an entity's relative vulnerability to default on financial obligations. The "threshold" default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although the agency recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms.

      In aggregate, IDRs provide an ordinal ranking of issuers based on the agency's view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default.

AAA

      Highest credit quality. 'AAA' ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

      Very high credit quality. 'AA' ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

      High credit quality. 'A' ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB

      Good credit quality. 'BBB' ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB

      Speculative. 'BB' ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B

      Highly speculative. 'B' ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC

      Substantial credit risk. Default is a real possibility.

CC

      Very high levels of credit risk. Default of some kind appears probable.

C

      Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a 'C' category rating of an issuer include:

              a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

              b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

              c. Fitch Ratings otherwise believes a condition of 'RD' or 'D' to be imminent or inevitable, including through the formal announcement of a coercive debt exchange.

RD

      Restricted default. 'RD' ratings indicate an issuer that in Fitch Ratings' opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased business. This would include:

                  a. the selective payment default on a specific class or
            currency of debt;

                  b. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

                  c. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

                  d. execution of a coercive debt exchange on one or more
            material financial obligations.

D

      Default. 'D' ratings indicate an issuer that in Fitch Ratings' opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

      Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a coercive debt exchange.

      "Imminent" default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a coercive debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

      In all cases, the assignment of a default rating reflects the agency's opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer's financial obligations or local commercial practice.

Note: The modifiers "+" or "-" may be appended to a rating to denote relative status within the major rating categories. Such suffixes are not added to the 'AAA' Long-Term IDR category, or to Long-Term IDR categories below 'B'.

      Limitations of the Issuer Credit Rating Scale:

      Specific limitations relevant to the issuer credit rating scale include:

      o The ratings do not predict a specific percentage of default likelihood over any given time period.

      o The ratings do not opine on the market value of any issuer's securities or stock, or the likelihood that this value may change.

      o The ratings do not opine on the liquidity of the issuer's securities or stock.

      o The ratings do not opine on the possible loss severity on an obligation should an issuer default.

      o The ratings do not opine on the suitability of an issuer as counterparty to trade credit.

      o The ratings do not opine on any quality related to an issuer's business, operational or financial profile other than the agency's opinion on its relative vulnerability to default.

      Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader's convenience.

SHORT-TERM RATINGS -- SHORT-TERM RATINGS ASSIGNED TO ISSUERS OR OBLIGATIONS IN
              CORPORATE, PUBLIC AND STRUCTURED FINANCE

      A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as "short term" based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1

      Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2

      Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3

      Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B

      Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C

      High short-term default risk. Default is a real possibility.

RD

      Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D

      Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

         Limitations of the Short-Term Ratings
            Scale:

      Specific limitations relevant to the Short-Term Ratings scale include:

      o The ratings do not predict a specific percentage of default likelihood over any given time period.

      o The ratings do not opine on the market value of any issuer's securities or stock, or the likelihood that this value may change.

      o The ratings do not opine on the liquidity of the issuer's securities or stock.

      o The ratings do not opine on the possible loss severity on an obligation should an obligation default.

      o The ratings do not opine on any quality related to an issuer or transaction's profile other than the agency's opinion on the relative vulnerability to default of the rated issuer or obligation.

      Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader's convenience.

ADDITIONAL INFORMATION

      'Not Rated' or 'NR': A designation of 'Not Rated' or 'NR' is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.

      'Withdrawn': The rating has been withdrawn and the issue or issuer is no longer rated by Fitch. Indicated in rating databases with the symbol 'WD'.

RATING WATCHES AND RATING OUTLOOKS

      Rating Watches and Outlooks form part of the Credit Rating and indicate the likely direction of the rating.

      Rating Watch

      Rating Watches indicate that there is a heightened probability of a rating change and the likely direction of such a change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or affirmed. However, ratings that are not on Rating Watch can be raised or lowered without being placed on Rating Watch first, if circumstances warrant such an action.

      A Rating Watch is typically event-driven and, as such, it is generally resolved over a relatively short period. The event driving the Watch may be either anticipated or have already occurred, but in both cases, the exact rating implications remain undetermined. The Watch period is typically used to gather further information and/or subject the information to further analysis. Additionally, a Watch may be used where the rating implications are already clear, but where a triggering event (e.g. shareholder or regulatory approval) exists. The Watch will typically extend to cover the period until the triggering event is resolved or its outcome is predictable with a high enough degree of certainty to permit resolution of the Watch.

      Rating Watches can be employed by all analytical groups and are applied to the ratings of individual entities and/or individual instruments. At the lowest categories of speculative grade ('CCC', 'CC' and 'C') the high volatility of credit profiles may imply that almost all ratings should carry a Watch. Watches are nonetheless only applied selectively in these categories, where a committee decides that particular events or threats are best communicated by the addition of the Watch designation.

      Rating Outlook

      Rating Outlooks indicate the direction a rating is likely to move over a one- to two-year period. They reflect financial or other trends that have not yet reached the level that would trigger a rating action, but which may do so if such trends continue. The majority of Outlooks are generally Stable, which is consistent with the historical migration experience of ratings over a one- to two-year period. Positive or Negative rating Outlooks do not imply that a rating change is inevitable and, similarly, ratings with Stable Outlooks can be raised or lowered without a prior revision to the Outlook, if circumstances warrant such an action. Occasionally, where the fundamental trend has strong, conflicting elements of both positive and negative, the Rating Outlook may be described as Evolving.

      Outlooks are currently applied on the long-term scale to issuer ratings in corporate finance (including sovereigns, industrials, utilities, financial institutions and insurance companies) and public finance outside the U.S.; to issue ratings in public finance in the U.S.; to certain issues in project finance; to Insurer Financial Strength Ratings; to issuer and/or issue ratings in a number of National Rating scales; and to the ratings of structured finance transactions and covered bonds. Outlooks are not applied to ratings assigned on the short-term scale and are applied selectively to ratings in the 'CCC', 'CC' and 'C' categories. Defaulted ratings typically do not carry an Outlook.

      Deciding When to Assign Rating Watch or Outlook

      Timing is informative but not critical to the choice of a Watch rather than an Outlook. A discrete event that is largely clear and the terms of which are defined, but which will not happen for more than six months - such as a lengthy regulatory approval process - would nonetheless likely see ratings placed on Watch rather than a revision to the Outlook.

      An Outlook revision may, however, be deemed more appropriate where a series of potential event risks has been identified, none of which individually warrants a Watch but which cumulatively indicate heightened probability of a rating change over the following one to two years.

      A revision to the Outlook may also be appropriate where a specific event has been identified, but where the conditions and implications of that event are largely unclear and subject to high execution risk over an extended period - for example a proposed, but politically controversial, privatization.

STANDARD RATING ACTIONS

Affirmed*

      The rating has been reviewed with no change in rating. Ratings affirmations may also include an affirmation of, or change to an Outlook when an Outlook is used.

Confirmed

      Action taken in response to an external request or change in terms. Rating has been reviewed in either context, and no rating change has been deemed necessary. For servicer ratings, action taken in response to change in financial condition or IDR of servicer where servicer rating is reviewed in that context exclusively, and no rating action has been deemed necessary.

Downgrade*

      The rating has been lowered in the scale.

Matured*/Paid-In-Full

      a. 'Matured' - This action is used when an issue has reached the end of its repayment term and rating coverage is discontinued. Denoted as 'NR'.

      b. 'Paid-In-Full' - This action indicates that the issue has been paid in full. As the issue no longer exists, it is therefore no longer rated. Denoted as 'PIF'.

New Rating*

      Rating has been assigned to a previously unrated issue primarily used in cases of shelf issues such as MTNs or similar programs.

Pre-refunded*

      Assigned to long-term US Public Finance issues after Fitch assesses refunding escrow.

Publish*

      Initial public announcement of rating on the agency's website, although not necessarily the first rating assigned. This action denotes when a previously private rating is published.

Upgrade*

      The rating has been raised in the scale.

Withdrawn*

      The rating has been withdrawn and the issue or issuer is no longer rated by Fitch Ratings. Indicated in the rating databases with symbol "WD."

      *A rating action must be recorded for each rating in a required cycle to be considered compliant with Fitch policy concerning aging of ratings. Not all Ratings or Data Actions, or changes in rating modifiers, will meet this requirement. Actions that meet this requirement are noted with an * in the above definitions.

                                   APPENDIX B

                      CONFLUENCE INVESTMENT MANAGEMENT LLC
                      PROXY VOTING POLICIES AND PROCEDURES

1. INTRODUCTION

As a registered investment adviser, Confluence Investment Management LLC ("Confluence" or the "Adviser") has a fiduciary duty to act solely in the best interests of its clients. If the client is a registered investment company under the Investment Company Act of 1940 or the client requests Confluence to do so in writing, the Adviser will vote proxy materials for its clients.

In cases where the client has delegated proxy voting responsibility and authority to the Adviser, the Adviser has adopted and implemented the following policies and procedures, which it believes are reasonably designed to ensure that proxies are voted in the best interests of its clients. In pursuing this policy, proxies should be voted in a manner that is intended to maximize value to the client. In situations where Adviser accepts such delegation and agrees to vote proxies, Adviser will do so in accordance with these Policies and Procedures. The Adviser may delegate its responsibilities under these Policies and Procedures to a third party, provided that no such delegation shall relieve the Adviser of its responsibilities hereunder and the Adviser shall retain final authority and fiduciary responsibility for such proxy voting.

2. GENERAL

   a. In the event requests for proxies are received with respect to the voting of equity securities on routine matters, such as election of directors or approval of auditors, the proxies usually will be voted with management unless the Adviser determines it has a conflict or the Adviser determines there are other reasons not to vote with management. On non-routine matters, such as amendments to governing instruments, proposals relating to compensation and stock option and equity compensation plans, corporate governance proposals and shareholder proposals, the Adviser will vote, or abstain from voting if deemed appropriate, on a case by case basis in a manner it believes to be in the best interest of the Company's shareholders. In the event requests for proxies are received with respect to debt securities, the Adviser will vote on a case by case basis in a manner it believes to be in the best economic interest of the Company's shareholders.

   b. The Chief Compliance Officer or his/her designate is responsible for monitoring Adviser's proxy voting actions and ensuring that (i) proxies are received and forwarded to the appropriate decision makers; and (ii) proxies are voted in a timely manner upon receipt of voting instructions. The Adviser is not responsible for voting proxies it does not receive, but will make reasonable efforts to obtain missing proxies.

   c. The Chief Compliance Officer or his/her designate shall implement procedures to identify and monitor potential conflicts of interest that could affect the proxy voting process, including (i) significant client relationships; (ii) other potential material business relationships; and
      (iii) material personal and family relationships.

   d. All decisions regarding proxy voting shall be determined by the Investment Committee of the Adviser and shall be executed by the Chief Compliance Officer or his/her designate. Every effort shall be made to consult with the portfolio manager and/or analyst covering the security.

   e. The Adviser may determine not to vote a particular proxy, if the costs and burdens exceed the benefits of voting (e.g., when securities are subject to loan or to share blocking restrictions).

3. REGISTERED INVESTMENT COMPANIES

In cases in which the client is a registered investment company under the Investment Company Act of 1940, delegates proxy voting (e.g., where Confluence acts as a sub-adviser of a closed-end fund) and required by law, Confluence will vote such proxies in the same proportion as the vote of all other shareholders of the fund (i.e. "echo vote" or 'mirror vote"), unless otherwise required by law. When required by law, Confluence will also echo vote proxies of securities in unaffiliated investment vehicles. For example, section 12(d)(1)(F) of the Investment Company Act of 1940 requires echo voting of registered investment companies that sub-advise or manage securities of other registered investment companies.

4. CONFLICTS OF INTEREST

In the event an employee determines that the Adviser has a conflict of interest due to, for example, a relationship with a company or an affiliate of a company, or for any other reason which could influence the advice given, the employee will advise the Chief Compliance Officer who will advise the Investment Committee, and the Investment Committee will decide whether the Adviser should either (1) disclose to the client the conflict to enable the client to evaluate the advice in light of the conflict or (2) disclose to the client the conflict and decline to provide the advice.

The Adviser shall use commercially reasonable efforts to determine whether a potential conflict may exist, and a potential conflict shall be deemed to exist only if one or more of the managers of the Adviser actually knew or should have known of the conflict. The Adviser is sensitive to conflicts of interest that may arise in the proxy decision-making process and has identified the following potential conflicts of interest:

      o A principal of the Adviser or any person involved in the proxy decision-making process currently serves on the Board of the portfolio company.

      o An immediate family member of a principal of the Adviser or any person involved in the proxy decision-making process currently serves as a director or executive officer of the portfolio company.

      o The Adviser, any fund managed by the Adviser, or any affiliate holds a significant ownership interest in the portfolio company.

This list is not intended to be exclusive. All employees are obligated to disclose any potential conflict to the Adviser's Chief Compliance Officer.

If a material conflict is identified, Adviser management may (i) disclose the potential conflict to the client and obtain consent; or (ii) establish an ethical wall or other informational barriers between the person(s) that are involved in the conflict and the persons making the voting decisions.

5. RECORDKEEPING The Chief Compliance Officer or his/her designate is responsible for maintaining the following records:

      o proxy voting policies and procedures;

      o proxy statements (provided, however, that the Adviser may rely on the Securities and Exchange Commission's EDGAR system if the issuer filed its proxy statements via EDGAR or may rely on a third party as long as the third party has provided the Adviser with a copy of the proxy statement promptly upon request);

      o records of electronic votes cast and abstentions; and

      o any records prepared by the Adviser that were material to a proxy voting decision or that memorialized a decision.